As filed with the Securities and Exchange Commission on June 30, 2005
                                                     Registration No. 333-125499

================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        PRE-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                                                        04-3310019
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                            identification number)

                                 60 Wall Street
                            New York, New York 10005
                                 (212) 250-2500
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                                 (212) 894-8400
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
--------------------------------------------------------------------------------
       Anna H. Glick, Esq.                               Kevin C. Blauch, Esq.
Cadwalader, Wickersham & Taft LLP                        Latham & Watkins LLP
   One World Financial Center                               885 Third Avenue
    New York, New York 10281                            New York, New York 10022
         (212) 504-6309                                      (212) 906-1241
--------------------------------------------------------------------------------

Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

If the only certificates being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestments plans, please check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                           ---------------------------

                         CALCULATION OF REGISTRATION FEE

                                                       Proposed Maximum     Proposed Maximum      Amount of
Title of Securities                   Amount being      Offering Price         Aggregate        Registration
being Registered(1)                    Registered        Per Unit(2)      Offering Price(2)     Fee(3) (4)
----------------------------------   ---------------   ----------------   ------------------   -------------
Mortgage Pass-Through Certificates   $14,000,000,000                100%      $14,000,000,000      $1,647,800

-----------------------
(1) This Registration Statement and the registration fee pertain to the initial offering of the Mortgage Pass-Through Certificates registered hereunder by the Registrant.
(2)   Estimated solely for purposes of calculating the registration fee.
(3) In accordance with Rule 457(o) of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended.
(4) $117.70 of the registration fee was paid in connection with the initial filing of this Registration Statement. The amount paid in connection with this filing is $1,647,682.30.

================================================================================

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Pursuant to Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the Prospectus and Prospectus Supplement contained in this Registration Statement also relate to the Registrant's Registration Statement on Form S-3 (Registration No. 333-112636) which initially was filed with the Securities and Exchange Commission on February 9, 2004 as amended by that certain Pre-Effective Amendment No. 1, which was filed on March 25, 2004, (collectively, the "Prior Registration Statement") and to $3,809,191,000 of unsold Mortgage Pass-Through Certificates registered on such Prior Registration Statement.

Subject to Completion Dated _____________, 200__

PROSPECTUS SUPPLEMENT
(To Prospectus dated ___, 200_)

                             $[______] (Approximate)

                                 COMM 200[_]-[_]
                  Commercial Mortgage Pass-Through Certificates

                 Deutsche Mortgage & Asset Receiving Corporation
                                    Depositor

                        [                              ]
                              Mortgage Loan Sellers

                             ----------------------

      The COMM 200[_]-[_] Commercial Mortgage Pass-Through Certificates will represent beneficial ownership interests in a trust fund. The trust's assets will primarily be [_] fixed-rate mortgage loans secured by first liens on [_] commercial and multifamily properties. The COMM 200[_]-[_] Commercial Mortgage Pass-Through Certificates are not obligations of Deutsche Mortgage & Asset Receiving Corporation, the mortgage loan sellers or any of their respective affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency.

                             ----------------------

Characteristics of the offered certificates include:

---------------------------------------------------------------------------------------------------------------------

                           Initial Certificate     Initial Pass-Through       Assumed Final       Anticipated Ratings
         Class                  Balance(1)                 Rate           Distribution Date(2)       ([___]/[___])
Class A                         $[_______]                [___]%                  [___]               [___]/[___]
Class B                         $[_______]                [___]%                  [___]               [___]/[___]

     -----------
(Footnotes on page S-[__])

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined that this prospectus supplement or the accompanying prospectus are truthful or complete. Any representation to the contrary is a criminal offense.

      Investing in the offered certificates involves risks. You should review "Risk Factors" beginning on page S-[ ] of this prospectus and page [_] of the prospectus.

      [UNDERWRITER] will offer the offered certificates to the public in negotiated transactions at varying prices to be determined at the time of sale.

      [UNDERWRITER] is required to purchase the offered certificates (in the amounts set forth in this prospectus supplement) from Deutsche Mortgage & Asset Receiving Corporation, subject to certain conditions. Deutsche Mortgage & Asset Receiving Corporation expects to receive from the sale of the offered certificates approximately [__]% of the initial aggregate principal balance of the offered certificates, plus accrued interest, before deducting expenses payable by it. [UNDERWRITER] expects to deliver the offered certificates to purchasers on or about [_____], 200[_].

                                  [UNDERWRITER]

       THE DATE OF THIS PROSPECTUS SUPPLEMENT IS [_______________], 200[_]

                             ----------------------

   IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT
                        AND THE ACCOMPANYING PROSPECTUS

      Information about the offered certificates is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates; and (b) this prospectus supplement, which describes the specific terms of the offered certificates. The prospectus contains important information regarding this offering that is not contained in this prospectus supplement, and you should read the prospectus and this prospectus supplement in full. This prospectus supplement may not be used to consummate sales of the offered certificates unless it is accompanied by the prospectus. If the terms of the offered certificates vary between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

      You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus. The information in this prospectus supplement is accurate only as of the date of this prospectus supplement.

      This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The Table of Contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

      Certain capitalized terms are defined and used in this prospectus supplement and the prospectus to assist you in understanding the terms of the offered certificates and this offering. The capitalized terms used in this prospectus supplement are defined on the pages indicated under the caption "Index of Principal Definitions" beginning on page S-53 in this prospectus supplement. The capitalized terms used in the prospectus are defined on the pages indicated under the caption "Index of Defined Terms" beginning on page 110 in the prospectus.

                             ----------------------

      In this prospectus supplement, the terms "depositor," "we," "us" and "our" refer to Deutsche Mortgage & Asset Receiving Corporation.

                             ----------------------

                                TABLE OF CONTENTS

EXECUTIVE SUMMARY............................................................S-5
SUMMARY OF PROSPECTUS SUPPLEMENT.............................................S-6
RISK FACTORS................................................................S-15
   The Lack of Liquidity May Make it Difficult for You to
      Resell Your Offered Certificates......................................S-15
   Environmental Issues at the Mortgaged Properties May
      Adversely Affect Payments on Your Certificates........................S-15
   Geographic Concentration Within a Trust Fund Exposes
      Investors to Greater Risk of Default and Loss.........................S-15
   Concentration of Mortgage Loans or of Borrowers Increase
      the Risk of Loss and Could Reduce the Payments On Your
      Certificates..........................................................S-15
   Mortgage Loan with Balloon Payments Have a Greater Risk of
      Default...............................................................S-16
   Extension of the Mortgage Loans Will Result in an Extension
      of the Weighted Average Life of Your Offered Certificates.............S-16
   A Large Concentration Of A Particular Property Type In the
      Mortgage Pool Will Subject Your Investment To The
      Special Risks Of Particular Properties................................S-16
   A Large Concentration of Retail Properties In the Mortgage
      Pool Will Subject Your Investment To The Special Risks
      Of Retail Properties..................................................S-16
   A Large Concentration Of Multifamily Properties In The
      Mortgage Pool Will Subject Your Investment To The
      Special Risks Of Multifamily Properties...............................S-17
   A Large Concentration Of Office Properties In The Mortgage
      Pool Will Subject Your Investment To The Special Risks
      Of Office Properties..................................................S-19
   A Large Concentration Of Industrial Properties In The
      Mortgage Pool Will Subject Your Investment To The
      Special Risks Of Industrial Properties................................S-19
   A Large Concentration Of Hotel Properties In The Mortgage
      Pool Will Subject Your Investments To The Special Risks
      of Hotel Properties...................................................S-20
   The Affiliate of Some Of the Properties With A Franchise Or
      Hotel Management Company May Adversely Affect Payments
      On Your Certificates..................................................S-20
   A Large Concentration Of Manufactured Housing Community
      Properties In The Mortgage Pool Will Subject Your
      Investment To The Special Risks Of Manufactured Housing
      Community Properties..................................................S-21
   [A Large Concentration Of Senior Housing Properties In The
      Mortgage Pool Will Subject Your Investment To The
      Special Risks Of Senior Housing Properties]...........................S-21
   Your Lack Of Control Over The Trust Fund Increases Your
      Risks of Loss.........................................................S-21
   Can Affect The Yield On Your Certificates................................S-22
   The Subordination Of Your Certificates May Increase Your
      Risk Of Loss..........................................................S-22
   Book-Entry System For Certain Classes Many Decrease
      Liquidity And Delay Payment...........................................S-22
DESCRIPTION OF THE MORTGAGE POOL............................................S-22
   General..................................................................S-22
   Certain Payment Characteristics..........................................S-23
   Delinquent And NonPerforming Mortgage Loans..............................S-23
   Additional Mortgage Loan Information.....................................S-23
   The Mortgage Loan Seller[s]..............................................S-28
   Underwriting Standards...................................................S-28
   Representations and Warranties; Repurchases..............................S-29
   Changes in Mortgage Pool Characteristics.................................S-29
SERVICING OF THE MORTGAGE LOANS.............................................S-30
   General..................................................................S-30
   The Master Servicer......................................................S-31
   The Special Servicer.....................................................S-31
   Servicing and Other Compensation and Payment of Expenses.................S-31
   Modifications, Waivers and Amendments....................................S-32
   Inspections; Collection of Operating Information.........................S-33
DESCRIPTION OF THE CERTIFICATES.............................................S-33
   General..................................................................S-33
   Delivery, Form and Denomination..........................................S-34
   Book-Entry Registration..................................................S-34

   Distributions............................................................S-36
   Subordination; Allocation of Collateral Support Deficit..................S-40
   Advances.................................................................S-41
   Reports to Certificateholders; Certain Available Information.............S-42
   Voting Rights............................................................S-43
   Termination; Retirement of Certificates..................................S-43
   The Trustee..............................................................S-43
YIELD AND MATURITY CONSIDERATIONS...........................................S-44
   Yield Considerations.....................................................S-44
   Weighted Average Life....................................................S-45
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.....................................S-47
METHOD OF DISTRIBUTION......................................................S-48
LEGAL MATTERS...............................................................S-49
RATING......................................................................S-49
LEGAL INVESTMENT CONSIDERATIONS.............................................S-49
CERTAIN ERISA CONSIDERATIONS................................................S-50
INDEX OF PRINCIPAL DEFINITIONS..............................................S-53
ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                                EXECUTIVE SUMMARY

      This Executive Summary does not include all of the information you need to consider in making your investment decision. You are advised to carefully read, and should rely solely on, the detailed information appearing elsewhere in this prospectus supplement and the prospectus relating to the offered certificates and the underlying mortgage loans.

                                The Certificates

                                                     Approximate                      Description     Assumed      Approximate
                        Anticipated     Initial       Percent of                           of          Final         Initial
                          Ratings     Certificate        Total         Approximate    Pass-Through  Distribution  Pass-Through
    Class                 [(_/_)]     Balance (1)    Certificates    Credit Support       Rate        Date(2)         Rate
------------           ------------   -----------    ------------    --------------   ------------  ------------  ------------
Offered Certificates
   Class A               [_____]      $[_____]         [_____]%         [_____]%        [_____]       [_____]        [_____]%
   Class B               [_____]      $[_____]         [_____]%         [_____]%        [_____]       [_____]        [_____]%
Private Certificates(4)
   Class C               [_____]      $[_____]         [_____]%         [_____]%        [_____]       [_____]        [_____]%


                                        Weighted
                                        Average
                                          Life        Principal
    Class                 Cusip No.     (Yrs.)(3)     Window(3)
------------              ---------     ---------    ----------
Offered Certificates
   Class A                 [_____]       [_____]      [_____]
   Class B                 [_____]       [_____]      [_____]
Private Certificates(4)
   Class C                 [_____]       [_____]      [_____]

---------------------

(1)   Approximate: subject to a variance of plus or minus [5]%.

(2) The "Assumed Final Distribution Date" with respect to any class of offered certificates is the distribution date on which the final distribution would occur for such class of certificates based upon the assumption that no mortgage loan is prepaid prior to its stated maturity date and otherwise based on modeling assumptions described in this prospectus supplement.

(3) The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates is based on:

      o modeling assumptions and prepayment assumptions described in this prospectus supplement;

      o assumptions that there are no prepayments or losses on the mortgage loans; and

      o     assumptions that there are not extension of maturity dates.

(4)   Not offered hereby.

      The Class R Certificates are not represented on this table.

      The following table shows information regarding the mortgage loans and mortgaged properties as of the cut-off date. All weighted averages set forth below are based on the principal balances of the mortgage loans as of such date.

                                The Mortgage Pool

Initial Outstanding Pool Balance(1).....................................    $[________]
Number of Mortgage Loans................................................     [________]
Number of Mortgaged Properties..........................................     [________]
Average Mortgage Loan Balance...........................................    $[________]
Weighted Average Mortgage Rate..........................................         [___]%
Weighted Average Remaining Term to Maturity (in months).................     [________]
Weighted Average Debt Service Coverage Ratio............................         [___]x
Weighted Average Loan-to-Value Ratio....................................         [___]%

---------------------

(1)   Subject to a permitted variance of plus or minus [5]%.

--------------------------------------------------------------------------------

                        SUMMARY OF PROSPECTUS SUPPLEMENT

      This summary highlights selected information from this prospectus supplement and does not include all of the relevant information you need to consider in making your investment decision. You are advised to carefully read, and should rely solely on, the detailed information appearing elsewhere in this prospectus supplement and in the accompanying prospectus.

Title of Certificates.....................  COMM 200[_]-[_] Commercial Mortgage
                                            Pass-Through Certificates

                           RELEVANT PARTIES AND DATES

Depositor.................................  Deutsche Mortgage & Asset Receiving
                                            Corporation, a Delaware Corporation.
                                            See "The Depositor" in the
                                            prospectus. Our principal offices
                                            are located at 60 Wall Street, New
                                            York, New York 10005. Our telephone
                                            number is (212) 250-2500.

Master Servicer...........................  See "Servicing of the Mortgage
                                            Loans--The Master Servicer" in this
                                            prospectus supplement.

Special Servicer..........................  See "Servicing of the Mortgage
                                            Loans--The Special Servicer" in this
                                            prospectus supplement.

Trustee...................................  See "Description of the
                                            Certificates--The Trustee" in this
                                            prospectus supplement.

Bond Administrator........................  [_______________]

Mortgage Loan Seller......................  [_______________]

Underwriter...............................  [_______________]

Cut-off Date..............................  [_______________], 200[_]

Closing Date..............................  On or about [__________], 200[_]

Distribution Date.........................  The [10th] day of each month, or if such [10th] day is not a business
                                            day, the business day immediately
                                            following such [10th] day,
                                            commencing in [__________], 200[_]

Record Date...............................  With respect to any distribution date, the close of business on the
                                            last business day of the preceding
                                            month.

Determination Date........................  The earlier of:

                                            o    the [sixth] day of the
                                                 month in which the
                                                 related distribution date
                                                 occurs, or if such
                                                 [sixth] day is not a
                                                 business day, then the
                                                 immediately preceding
                                                 business day; and

                                            o    the [fourth] business day
                                                 prior to the related
                                                 distribution date.

Collection Period.........................  With respect to a distribution date, the period that begins immediately
                                            following the determination date in
                                            the calendar month preceding the
                                            month in which such distribution
                                            date occurs (or, in the case of the
                                            initial distribution date,
                                            immediately following the cut-off
                                            date) and ends on the determination
                                            date in the calendar month in which
                                            such distribution date occurs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Interest Accrual Period...................  With respect to any distribution date, the calendar month immediately
                                            preceding the month in which such
                                            distribution date occurs.

                              OFFERED CERTIFICATES

General...................................  We are offering the following two classes of our COMM 200[_]-[_]
                                            Commercial Mortgage Pass-Through
                                            Certificates--

                                            o    Class A; and

                                            o    Class B.

                                            The entire series will consist of a
                                            total of 4 classes, the Class C and
                                            Class R certificates not being
                                            offered through this prospectus
                                            supplement and the accompanying
                                            prospectus.

                                            The offered certificates, the Class
                                            C and the Class R certificates will
                                            represent beneficial ownership
                                            interest in the trust created by the
                                            depositor. The trust's assets will
                                            primarily consist of [__] mortgage
                                            loans secured by first liens on [__]
                                            commercial [and multifamily]
                                            properties.

Certificate Balances......................  Your certificates have the approximate aggregate initial
                                            certificate balance set forth below,
                                            subject to a permitted variance of
                                            plus or minus [5]%.

                                            Class A..............  $[_________]
                                            Class B..............  $[_________]

                                            The Class C certificates will have
                                            the initial aggregate certificate
                                            balance as set forth under
                                            "Executive Summary--The
                                            Certificates" in this prospectus
                                            supplement. The Class R certificates
                                            will not have a principal balance.

                                            See "Description of the
                                            Certificates--General" and
                                            "--Distributions" in this prospectus
                                            supplement.

Pass-Through Rates........................  The certificates will accrue interest at an annual rate called a
                                            pass-through rate which is set forth
                                            below.

                                            o     The pass-through rate
                                                  applicable to the class A
                                                  and class B certificates
                                                  are fixed at [___]% and
                                                  [___]% respectively per
                                                  annum.

                                            o     The pass-through rate
                                                  applicable to the class C
                                                  certificates not offered
                                                  herein, is fixed at
                                                  [___]%.

                                            The Class R certificates will not
                                            have a pass-through rate.

Distributions.............................  On each distribution date, you will be entitled to receive interest and
                                            principal distributions from
                                            available funds in an amount equal
                                            to your certificate's interest and
                                            principal entitlement, subject to--

                                            o     payment of the respective
                                                  interest entitlement for
                                                  any class of certificates
                                                  bearing an earlier
                                                  alphabetical designation,
                                                  and

                                            o     if applicable, payment of
                                                  the respective principal
                                                  entitlement for such
                                                  distribution date to
                                                  outstanding classes of
                                                  certificates having an
                                                  earlier alphanumeric
                                                  designation.

                                            A description of the principal and
                                            interest entitlement of the Class A
                                            and Class B certificates for each
                                            distribution date can be found in
                                            "Description of the
                                            Certificates--Distributions--Method
                                            Timing and Amount," "--

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Payment Priorities,"
                                            "--Distributable Certificate
                                            Interest" and "--Scheduled Principal
                                            Distribution Amount and Unscheduled
                                            Principal Distribution Amount" in
                                            this prospectus supplement.

[Prepayment Premiums......................  Prepayment premiums will be allocated as described in
                                            "Description of the
                                            Certificates--Distributions--
                                            Prepayment Premiums" in this
                                            prospectus supplement.]

Prepayment and Yield Considerations.......  Your yield, particularly if you should invest in a subordinate
                                            class, will be sensitive to:

                                            o   the timing of
                                                prepayments, repurchases
                                                or purchases of mortgage
                                                loans, and

                                            o   the magnitude of losses
                                                on the mortgage loans due
                                                to liquidations.

                                            The yield to maturity on the Class A
                                            and Class B certificates will be
                                            sensitive to the rate and timing of
                                            principal payments (including both
                                            voluntary and involuntary
                                            prepayments, defaults and
                                            liquidations) on the mortgage loans
                                            and payments with respect to
                                            repurchase thereof that are applied
                                            in reduction of the certificate
                                            balance of such class. See "Yield
                                            and Maturity Considerations" in this
                                            prospectus supplement and "Yield and
                                            Maturity Considerations" in the
                                            prospectus.

Subordination; Allocation of Losses
   and Certain Expenses...................  The chart below describes the manner in which the rights of various
                                            classes will be senior to the rights
                                            of other classes. This subordination
                                            will be effected in two ways:
                                            entitlement to receive principal and
                                            interest on any distribution date is
                                            in descending order and loan losses
                                            are allocated in ascending order.

                                                ---------------------------
                                                         Class A
                                                ---------------------------

                                                ---------------------------
                                                         Class B
                                                ---------------------------

                                                ---------------------------
                                                         Class C*
                                                ---------------------------

                                            --------------

                                            * The Class C certificates are not
                                            offered hereby.

                                            [No other form of credit enhancement
                                            will be available for the benefit of
                                            the holders of the offered
                                            certificates.]

                                            Shortfalls in mortgage loan interest
                                            that are the result of the timing of
                                            prepayments and that are in excess
                                            of the sum of:

                                            o     the servicing fee payable
                                                  to the master servicer,
                                                  and

                                            o     the amount of mortgage
                                                  loan interest that
                                                  accrues and is collected
                                                  with respect to any
                                                  principal prepayment that
                                                  is made after the date on
                                                  which interest is due

                                            will be allocated to, and be deemed
                                            distributed to, each class of
                                            certificates, pro rata, based upon
                                            amounts distributable in respect of
                                            interest to each such class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shortfalls in Available Funds.............  The following types of shortfalls in available funds will be allocated in
                                            the same manner as mortgage loan
                                            losses--

                                            o    shortfalls resulting from
                                                 additional servicing
                                                 compensation which the
                                                 master servicer or
                                                 special servicer are
                                                 entitled to receive;

                                            o    shortfalls resulting from
                                                 interest on advances made
                                                 by the master servicer
                                                 [or the special servicer]
                                                 (to the extent not
                                                 covered by default
                                                 interest and late payment
                                                 charges paid by the
                                                 borrower);

                                            o    shortfalls resulting from
                                                 unanticipated expenses of
                                                 the trust (including, but
                                                 not limited to, expenses
                                                 relating to environmental
                                                 assessments, appraisals,
                                                 any administrative or
                                                 judicial proceeding,
                                                 management of REO
                                                 properties, maintenance
                                                 of insurance policies,
                                                 and permissible
                                                 indemnification); and

                                            o    shortfalls resulting from
                                                 a reduction of a mortgage
                                                 loan's interest rate by a
                                                 bankruptcy court or from
                                                 other unanticipated or
                                                 default-related expenses
                                                 of the trust.

                                THE MORTGAGE POOL

Characteristics of the Mortgage Pool

A. General...............................   For a more complete description of
                                            the mortgage loans, see the
                                            following sections in this
                                            prospectus supplement:

                                            o   "Description of the
                                                Mortgage Pool;" and

                                            o   Annex A (Certain
                                                Characteristics of the
                                                Mortgage Loans).

                                            All numerical information provided
                                            in this prospectus supplement with
                                            respect to the mortgage loans is
                                            approximate. All weighted average
                                            information regarding the mortgage
                                            loans reflects weighting of the
                                            mortgage loans by their respective
                                            principal balances as of the cut-off
                                            date.

                                            Number of Mortgage Loans.....................            [______]
                                            Number of Mortgaged Properties...............            [______]
                                            Aggregate Initial Principal Balance
                                               (plus or minus [5]%)......................           $[______]
                                            Range of Mortgage Loan Principal Balances....    $[______] to $[______]
                                            Average Mortgage Loan Principal Balance......           $[______]
                                            Range of Mortgage Rates......................    [_____]% to [_____]%
                                            Weighted Average Mortgage Rate...............    [______]%
                                            Range of Remaining Terms to Maturity.........    [__] months to [___] months
                                            Weighted Average Remaining Term
                                               to Maturity...............................    [___] months
                                            Range of Remaining Amortization Term.........    [__] months to [__] months
                                            Weighted Average Remaining
                                               Amortization Term.........................    [___] months
                                            Weighted Average Loan-to-Value Ratio.........    [____]%
                                            Weighted Average Debt Service
                                               Coverage Ratio............................    [____]x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Non-Recourse..........................   Substantially all of the mortgage
                                            loans are non-recourse obligations.
                                            No mortgage loan will be insured or
                                            guaranteed by any governmental
                                            entity or private insurer, or by any
                                            other person.

C. Fee Simple/Leasehold Estate...........   Each mortgage loan is secured by a
                                            first mortgage lien on the
                                            borrower's fee simple estate [(or in
                                            [_] cases, which represent [___]% of
                                            the initial outstanding pool
                                            balance, a leasehold estate in all
                                            or a portion of the property and a
                                            fee estate in the remainder of the
                                            property if applicable in an
                                            income-producing real property)].

D.  Property Purpose......................  The number of mortgage properties, and the approximate percentage of
                                            the initial outstanding pool balance
                                            of the mortgage loans secured
                                            thereby, for each indicated purpose
                                            are:

                                                                                                      Percentage of
                                                                                       Aggregate         Initial
                                                                       Number of       Principal       Outstanding
                                                                       Mortgaged     Balance of the        Pool
                                                   Property Type      Properties     Mortgage Loans     Balance(1)
                                            ------------------------  ----------     --------------   -------------
                                            Retail..................   [______]        $[______]         [______]%
                                               Anchored.............   [______]         [______]         [______]
                                               Unanchored...........   [______]         [______]         [______]
                                            Multifamily.............   [______]         [______]         [______]
                                            Office..................   [______]         [______]         [______]
                                            Industrial..............   [______]         [______]         [______]
                                            Hotel...................   [______]         [______]         [______]
                                            Mixed Use(2)............   [______]         [______]         [______]
                                            Total...................   [______]        $[______]         [______]%

                                            ---------------

                                            (1)  Because this table presents
                                                 information relating to the
                                                 mortgaged properties and not
                                                 the mortgage loans, the
                                                 information for mortgage loans
                                                 secured by more than one
                                                 mortgaged property is based on
                                                 allocated loan amounts.

                                            (2)  Includes office and retail
                                                 spaces.

E.  Property Location.....................  The number of mortgaged properties, and the approximate percentage of
                                            the initial outstanding pool balance
                                            of mortgage loans secured thereby,
                                            that are located in the five states
                                            with the highest concentrations of
                                            mortgaged properties are:

                                                                                        Aggregate        Percentage of
                                                                     Number of      Principal Balance     Outstanding
                                                                     Mortgaged      of this Mortgage     Initial Pool
                                                    State            Properties           Loans           Balance(1)
                                            -------------------     ------------    -----------------    -------------
                                            [New York].........      [______]           $[______]           [______]%
                                            [California].......
                                            [Arizona]..........
                                            [Pennsylvania].....
                                            [Georgia]..........
                                            Other(2)...........
                                            Total..............      [______]           $[______]           [______]%

                                            -------------

                                            (1)  Because this table presents
                                                 information relating to the
                                                 mortgaged properties and not
                                                 the mortgage loans, the
                                                 information for mortgage loans
                                                 secured by more than one
                                                 mortgaged property is based on
                                                 allocated loan amounts.

                                            (2)  This reference consists of [__]
                                                 states.

--------------------------------------------------------------------------------

F. Other Mortgage Loan Features..........   As of the cut-off date, the mortgage
                                            loans had the following
                                            characteristics:

                                            o    [No scheduled payment of
                                                 principal and interest on
                                                 any mortgage loan was
                                                 thirty days or more past
                                                 due, and no mortgage loan
                                                 has been thirty days or
                                                 more delinquent in the
                                                 past year.]

                                            o    All mortgage loans bear
                                                 interest at fixed rates.

                                            o    [No mortgage loan permits
                                                 negative amortization or
                                                 the deferral of accrued
                                                 interest.]

G.  Balloon Loans.........................  The mortgage loans provided for one of the following:

                                            o    [__] mortgage loans,
                                                 representing [___]% of
                                                 the initial outstanding
                                                 pool balance provide for
                                                 regularly scheduled
                                                 payments of interest and
                                                 principal based on an
                                                 amortization period
                                                 longer than the term of
                                                 the mortgage loan and
                                                 therefore have an
                                                 expected balloon balance
                                                 at the maturity date.

                                            o    [__] mortgage loans,
                                                 representing [___]% of
                                                 the initial outstanding
                                                 pool balance are fully
                                                 amortizing.

                                            o    [[__] mortgage loans,
                                                 representing [___]% of
                                                 the initial outstanding
                                                 pool balance provide for
                                                 payments of interest only
                                                 for the first [__] to
                                                 [__] months of their
                                                 terms.]

                                            o    [[__] mortgage loan[s],
                                                 representing [___]% of
                                                 the initial outstanding
                                                 pool balance provide[s]
                                                 for payments of interest
                                                 only for the entire [___]
                                                 months of its term.]

Advances of Principal and Interest

                                            The master servicer is required to
                                            advance delinquent monthly mortgage
                                            loan payments unless it determines
                                            that the advance will not be
                                            recoverable from collections on or
                                            in respect of the particular
                                            mortgage loan. The master servicer
                                            will not be required to advance
                                            interest in excess of a loan's
                                            regular interest rate (i.e., not
                                            including any default rate). The
                                            master servicer also is not required
                                            to advance prepayment or yield
                                            maintenance premiums, or balloon
                                            payments. If an advance is made, the
                                            master servicer will defer rather
                                            than advance servicing fees, but
                                            will advance the trustee's and the
                                            bond administrator's fees.

                                            If a borrower fails to pay amounts
                                            due on the maturity date of the
                                            related mortgage loan, the master
                                            servicer will be required to advance
                                            only an amount equal to the interest
                                            (at the loan's regular interest
                                            rate, as described above) and
                                            principal portion of the constant
                                            mortgage loan payment due
                                            immediately prior to the maturity
                                            date, subject to a recoverability
                                            determination.

                                            If the master servicer fails to make
                                            a required advance, the trustee will
                                            be required to make the advance. The
                                            obligation of the trustee to make
                                            such an advance will also be subject
                                            to a determination of
                                            recoverability. The trustee will be
                                            entitled to conclusively rely on the
                                            determination of recoverability made
                                            by the master servicer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            These advances are intended to
                                            maintain a regular flow of your
                                            scheduled interest and principal
                                            payments and are not intended to
                                            guarantee or insure against losses.
                                            Advances which cannot be reimbursed
                                            out of collections on, or in respect
                                            of, the related mortgage loans will
                                            be reimbursed directly from any
                                            other collections on the mortgage
                                            loans as provided in this prospectus
                                            supplement and this will cause
                                            losses with respect to your
                                            certificates in the priority
                                            specified in this prospectus
                                            supplement.

                                            The master servicer and the trustee,
                                            as the case may be, will be entitled
                                            to interest on any advances made,
                                            such interest accruing at the rate
                                            and payable under the circumstances
                                            described in this prospectus
                                            supplement. Interest accrued on
                                            outstanding advances may result in
                                            reductions in amounts otherwise
                                            available for payment on your
                                            certificates.

                                            See "Description of the
                                            Certificates--Advances" in this
                                            prospectus supplement.

                            ADDITIONAL CONSIDERATIONS

Optional Termination......................  At its option, on any distribution date on which the remaining
                                            aggregate principal balance of the
                                            mortgage pool is less than [__]% of
                                            the initial pool balance, the
                                            [master servicer] or the [special
                                            servicer] may purchase all of the
                                            mortgage loans and REO properties.
                                            This will cause the termination of
                                            the trust fund and the early
                                            retirement of the then outstanding
                                            certificates.

                                            See "Description of the
                                            Certificates--Termination;
                                            Retirement of Certificates" in this
                                            prospectus supplement and in the
                                            prospectus.

Certain Federal Income
   Tax Consequences.......................  An election will be made to treat the trust fund as a REMIC for
                                            Federal income tax purposes. Upon
                                            the issuance of offered
                                            certificates, [Cadwalader,
                                            Wickersham & Taft LLP] [Latham &
                                            Watkins LLP], our counsel, will
                                            deliver its opinion generally to the
                                            effect that, assuming the making of
                                            a proper election, compliance with
                                            all provisions of the pooling and
                                            servicing agreement and other
                                            related documents and no amendments
                                            thereof, the accuracy of all
                                            representations made with respect to
                                            the mortgage loans and compliance
                                            with any changes in the law,
                                            including any amendments to the Code
                                            or applicable Treasury regulations
                                            thereunder, for Federal income tax
                                            purposes, the trust fund will
                                            qualify as a REMIC under Sections
                                            860A through 860G of the Internal
                                            Revenue Code of 1986, as amended.
                                            For Federal income tax purposes, the
                                            Class A, Class B and Class C
                                            certificates will be the "regular
                                            interests" in the trust fund, and
                                            the Class R certificates will be the
                                            sole class of "residual interests"
                                            in the trust fund.

                                            For further information regarding
                                            the Federal income tax consequences
                                            of investing in offered
                                            certificates, see "Certain Federal
                                            Income Tax Consequences" in this
                                            prospectus supplement and in the
                                            prospectus.

Ratings...................................  It is a condition to their issuance that the offered certificates
                                            receive from [Standard & Poor's
                                            Ratings Services, a division of The
                                            McGraw-Hill Companies], [Fitch
                                            Ratings, Inc.] and [Moody's
                                            Investors Service, Inc.], the credit
                                            ratings indicated below.

                                                                [___]     [___]
                                                               -------   ------
                                            Class A.......     [_____]   [_____]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Class B.......     [_____]   [_____]

                                            See "Ratings" in this prospectus
                                            supplement and in the prospectus for
                                            a discussion of the basis upon which
                                            ratings are given, the limitations
                                            of and restrictions on the ratings,
                                            and the conclusions that should not
                                            be drawn from a rating.

Certain ERISA Considerations..............  If you are a fiduciary of employee benefit plans and certain other
                                            retirement plans and arrangements
                                            (including individual retirement
                                            accounts, annuities, Keogh plans,
                                            and collective investment funds and
                                            separate accounts in which such
                                            plans, accounts, annuities or
                                            arrangements are invested) that are
                                            subject to the Employee Retirement
                                            Income Security Act of 1974, as
                                            amended ("ERISA"), or Section 4975
                                            of the Internal Revenue Code of
                                            1986, as amended, or materially
                                            similar provisions of applicable
                                            federal, state or local law, you
                                            should review with your legal
                                            advisors whether the purchase or
                                            holding of the offered certificates
                                            could give rise to a transaction
                                            that is prohibited or is not
                                            otherwise permissible either under
                                            ERISA or Section 4975 of the
                                            Internal Revenue Code of 1986, as
                                            amended, or other applicable law.
                                            See "Certain ERISA Considerations"
                                            in this prospectus supplement and in
                                            the prospectus.

Legal Investment Considerations...........  [The Class A certificates will constitute "mortgage related
                                            securities" for purposes of the
                                            Secondary Mortgage Market
                                            Enhancement Act of 1984, as amended
                                            ("SMMEA"), so long as they are rated
                                            in one of the two highest rating
                                            categories by one or more nationally
                                            recognized statistical rating
                                            organization [and the mortgage loans
                                            are secured by liens on real
                                            property]. The class B certificates
                                            will not constitute "mortgage
                                            related securities" within the
                                            meaning of SMMEA. If your investment
                                            activities are subject to legal
                                            investment laws and regulations,
                                            regulatory capital requirements, or
                                            review by regulatory authorities,
                                            then you may be subject to
                                            restrictions on investment in either
                                            class of these certificates. You
                                            should consult your own legal
                                            advisors for assistance in
                                            determining the suitability of and
                                            consequences to you of the purchase,
                                            ownership, and sale of these
                                            certificates.

                                            See "Legal Investment
                                            Considerations" in this prospectus
                                            supplement and in the prospectus.

Registration; Denominations...............  The offered certificates will be issuable in registered from, in
                                            minimum denominations of certificate
                                            balance of (i) $10,000 with respect
                                            to the Class A certificates and (ii)
                                            $25,000 with respect to the Class B
                                            certificates. Investments in excess
                                            of the minimum denominations may be
                                            made in multiples $1.

                                            You may hold your certificates
                                            through

                                            o    The Depository Trust
                                                 Company (in the United
                                                 States), or

                                            o    Clearstream Banking,
                                                 societe anonyme, or The
                                                 Euroclear System (in
                                                 Europe).

                                            Transfers within DTC, Clearstream
                                            Banking, societe anonyme, or The
                                            Euroclear System will be in
                                            accordance with the usual rules and
                                            operating procedures of the relevant
                                            system.

--------------------------------------------------------------------------------

                                            See "Description of the
                                            Certificates--Book-Entry
                                            Registration" in this prospectus
                                            supplement and "Description of the
                                            Certificates--Book-Entry
                                            Registration and Definitive
                                            Certificates" in the prospectus.

--------------------------------------------------------------------------------

                                  RISK FACTORS

      You should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the prospectus) in deciding whether to purchase offered certificates.

The Lack of Liquidity May Make it Difficult for You to Resell Your Offered Certificates

      There is currently no secondary market for the offered certificates. The underwriter has indicated its intention to make a secondary market in the offered certificates, but it is not obligated to do so. We cannot assure you that a secondary market for your offered certificates will develop or, if it does develop, that it will provide you with liquidity of investment or that it will continue for the life of your offered certificates. The offered certificates will not be listed on any securities exchange. See "Risk Factors--The Lack of Liquidity May Make it Difficult for You to Resell Your Offered Certificates and May Have an Adverse Effect on the Market Value of Your Offered Certificates" in the prospectus.

Environmental Issues at the Mortgaged Properties May Adversely Affect Payments on Your Certificates

      [An environmental site assessment was performed at [each][all but __] of the mortgaged properties during the [___] month period prior to the cut-off date. [Note any special environmental problems.] [Otherwise,] no such environmental assessment revealed any material adverse environmental condition or circumstance at any mortgaged property[, except for:

      o those cases in which the condition or circumstance was remediated or an escrow for such remediation has been established; and

      o those cases in which an operations and maintenance plan or periodic monitoring of nearby properties was recommended, which recommendations are consistent with industrywide practices].

      The pooling and servicing agreement requires that the [master servicer] [special servicer] obtain an environmental site assessment of a mortgaged property securing a defaulted mortgage loan prior to acquiring title thereto or assuming its operation. This prohibition will decrease the likelihood that the trust fund will become liable for a material adverse environmental condition at the mortgaged property. However, we cannot assure you that the requirements of the pooling and servicing agreement will effectively insulate the trust fund from potential liability for a materially adverse environmental condition at any mortgaged property. See "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans," "Risk Factors--Commercial and Multifamily Mortgage Loans Are Subject to Certain Risks Which Could Adversely Affect the Performance of Your Offered Certificates--Environmental Issues at the Mortgaged Properties May Adversely Affect Payments on Your Certificates" and "Certain Legal Aspects of Mortgage Loans--Environmental Considerations" in the prospectus.

Geographic Concentration Within a Trust Fund Exposes Investors to Greater Risk of Default and Loss

      [___] mortgage loans, which represent [___]% of the initial mortgage pool balance, are secured by liens on mortgaged properties located in [___________]. In general, that concentration increases the exposure of the mortgage pool to any adverse economic or other developments that may occur in [__________]. In recent periods, [_____] (along with other regions of the United States) has experienced a significant downturn in the market value of real estate.

Concentration of Mortgage Loans or of Borrowers Increase the Risk of Loss and Could Reduce the Payments On Your Certificates

      Several of the mortgage loans have principal balances as of the cut-off date that are substantially higher than the average principal balance as of that date. In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed.

      Concentration of borrowers also poses increased risks. For instance, if a borrower that owns several mortgaged properties experiences financial difficulty at one mortgaged property, or at another income-producing property that it owns, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting monthly payments for an indefinite period on all of the related mortgage loans.

Mortgage Loan with Balloon Payments Have a Greater Risk of Default

      [None] of the mortgage loans is fully amortizing over its term to maturity. Each mortgage loan will have a substantial payment due at its stated maturity unless prepaid prior thereto. Loans with balloon payments involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. See "Risk Factors--Commercial and Multifamily Mortgage Loans Are Subject to Certain Risks Which Could Adversely Affect the Performance of Your Offered Certificates--Environmental Issues at the Mortgaged Properties May Adversely Affect Payments on Your Certificates--Mortgage Loan With Balloon Payments Have a Greater Risk of Default" in the prospectus.

Extension of the Mortgage Loans Will Result in an Extension of the Weighted Average Life of Your Offered Certificates

      In order to maximize recoveries on defaulted mortgage loans, the pooling and servicing agreement enables the [master servicer] [special servicer] to extend and modify mortgage loans that are in material default or as to which a payment default (including the failure to make a balloon payment) is reasonably foreseeable. See "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" in this prospectus supplement. However, we cannot assume you, that any extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a balloon payment that would otherwise be distributable in respect of a class of offered certificates, will likely extend the weighted average life of such class of offered certificates. See "Yield and Maturity Considerations" herein and in the prospectus.

A Large Concentration Of A Particular Property Type In the Mortgage Pool Will Subject Your Investment To The Special Risks Of Particular Properties

      A concentration of mortgage loans secured by the same mortgaged property types can increase the risk that a decline in a particular industry or business would have a disproportionately large impact on the pool of mortgage loans. As to property types:

      o [Retail] properties represent [_____]% of the initial outstanding pool balance;

      o [Multifamily] properties represent [_____]% of the initial outstanding pool balance;

      o [Office] properties represent [_____]% of the initial outstanding pool balance;

      o [Industrial] properties represent [_____]% of the initial outstanding pool balance;

      o [Manufactured Housing Community] properties represent [_____]% of the initial outstanding pool balance;

      o [Hotel] properties represent [_____]% of the initial outstanding pool balance; and

      o [Senior Housing] properties represent [_____]% of the initial outstanding pool balance.

A Large Concentration of Retail Properties In the Mortgage Pool Will Subject Your Investment To The Special Risks Of Retail Properties

      [____] of the mortgaged properties, which represent security for [____]% of the initial outstanding pool balance, are retail properties. Of these, [____] mortgaged properties, representing [____]% of the initial outstanding pool balance, are considered anchored or shadow anchored properties, and [____] mortgaged property, representing [____]% of the initial outstanding pool balance, is considered an unanchored property. The quality and success of a retail property's tenants significantly affect the property's value. For example, if the sales of retail tenants were to decline, rents tied to a percentage of gross sales may decline and those tenants may be unable to pay their rent or other occupancy costs.

      The presence or absence of an "anchor tenant" or a "shadow anchor" in or near a shopping center also can be important, because anchors play a key role in generating customer traffic and making a center desirable for other tenants. An "anchor tenant" is usually proportionately larger in size than most other tenants in the mortgaged property, is vital in attracting customers to a retail property and is located on the related mortgaged property. A "shadow anchor" is usually proportionally larger in size than most tenants in the mortgaged property, is important in attracting customers to a retail property and is located sufficiently close and convenient to the mortgaged property, but not on the mortgaged property, so as to influence an attract potential customers. The economic performance of an anchored or shadow anchored retail property will consequently be adversely affected by:

      o an anchor tenant's or shadow anchor tenant's failure to renew its lease;

      o termination of an anchor tenant's or shadow anchor tenant's lease, or if the anchor tenant or shadow anchor owns its own site, a decision to vacate;

      o the bankruptcy or economic decline of an anchor tenant, shadow anchor or self-owned anchor; or

      o the cessation of the business of an anchor tenant, or shadow anchor tenant or of a self-owned anchor (notwithstanding its continued payment of rent).

      If anchor stores in a mortgaged property were to close, the related borrower may be unable to replace those anchors in a timely manner or without suffering adverse economic consequences. Furthermore, certain of the anchor stores at the retail properties have co-tenancy clauses in their leases or operating agreements which permit those anchors to cease operating if certain other stores are not operated at those locations. The breach of various other covenants in anchor store leases or operating agreements also may permit those stores to cease operating. Certain non-anchor tenants at retail properties also may be permitted their leases if certain other stores are not operated or if those tenants fail to meet certain business objectives.

      Retail properties also face competition from sources outside a given real estate market. For example, all of the following compete with more traditional retail properties for consumer business:

      o     factory outlet centers;

      o     discount shopping centers and clubs;

      o     catalogue retailers;

      o     home shopping networks;

      o     internet web sites; and

      o     telemarketers.

      Continued growth of these alternative retail outlets (which often have lower operating costs) could adversely affect the rents collectible at the retail properties included in the mortgage pool, as well as the income from, and market value of, the mortgaged properties.

      Moreover, additional competing retail properties may be built in the areas where the retail properties are located.]

A Large Concentration Of Multifamily Properties In The Mortgage Pool Will Subject Your Investment To The Special Risks Of Multifamily Properties

      [____] of the mortgaged properties (including [____] manufactured housing community properties), which represent security for [____]% of the initial outstanding pool balance, are multifamily properties. Of these, [____] mortgaged properties, representing [____]% of the initial outstanding pool balance, are conventional multifamily properties and [____] mortgaged properties, representing [____]% of the initial outstanding pool balance, are manufactured housing community properties.

      A large number of factors may adversely affect the value and successful operation of a multifamily property, including:

      o the physical attributes of the apartment building (e.g., its age, appearance and construction quality);

      o the location of the property (e.g., a change in the neighborhood over time);

      o the ability of management to provide adequate maintenance and insurance;

      o     the types of services the property provides;

      o     the property's reputation;

      o the level of mortgage interest rates (which may encourage tenants to purchase rather than rent housing);

      o     the presence of competing properties in the local market;

      o adverse local or national economic conditions, which may limit the amount of rent that can be charged and may result in reduction in timely rent payments or a reduction in occupancy;

      o     state and local regulations;

      o     government assistance/rent subsidy programs; and

      o     national, state, or local politics.

      Certain states regulate the relationship of an owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. Apartment building owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

      In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on apartment buildings. These ordinances may limit rent increases to fixed percentage, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws do not permit vacancy decontrol. Local authority to impose rent control is pre-empted by state law in certain states, and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants. Any limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its multifamily loan from its net operating income or the proceeds of a sale or refinancing of the related multifamily property.

      [Certain of the mortgage loans may be secured now by mortgaged properties that are eligible (or become eligible in the future) for and have received low income housing tax credits pursuant to ss. 42 of the Internal Revenue Code of 1986, as amended in respect of various units within the mortgaged property or have tenants that rely on rent subsidies under various government-funded programs, including the ss. 8 Tenant-Based Assistance Rental Certificate Program of the United States Department of Housing and Urban Development. We cannot assure you that such programs will be continued in their present form or that the level of assistance provided will be sufficient to generate enough revenues for the related borrower to meet its obligations under the related mortgage loans.]

      [Certain of the mortgage loans may be secured now or in the future by mortgaged properties that are subject to certain affordable housing covenants, in respect of various units within the mortgaged properties.]]

A Large Concentration Of Office Properties In The Mortgage Pool Will Subject Your Investment To The Special Risks Of Office Properties

      [[____] of the mortgaged properties, which represent security for [____]% of the initial outstanding pool balance, are office properties.

      Various factors may adversely affect the value of office properties, including:

      o     the quality of an office building's tenants;

      o     an economic decline in the business operated by the tenants;

      o the diversity of an office building's tenant (or reliance on a single or dominant tenant);

      o the physical attributes of the building in relation to competing buildings (e.g., age, condition, design, location, access to transportation and ability to offer certain amenities, including, without limitation, current business wiring requirements);

      o     the desirability of the area as a business location;

      o the strength and nature of the local economy (including labor costs and quality, tax environment and quality of life for employees); and

      o an adverse change in population, patterns of telecommuting or sharing of office space, and employment growth (which creates demand for office space).

      Moreover, the cost of refitting office space for a new tenant is often higher than the cost of refitting other types of property.]

A Large Concentration Of Industrial Properties In The Mortgage Pool Will Subject Your Investment To The Special Risks Of Industrial Properties

      [[____] of the mortgaged properties, which represent security for [____]% of the initial outstanding pool balance, are industrial properties. Various factors may adversely affect the economic performance of an industrial property, including:

      o quality of tenants, especially if the property is occupied by a single tenant;

      o reduced demand for industrial space because of a decline in a particular industry segment;

      o     whether the building design is conductive to industrial use;

      o     a property becoming functionally obsolete;

      o     the unavailability of labor sources;

      o changes in access, energy prices, strikes, relocation of highways, the construction of additional highways or other factors;

      o     a change in the proximity of supply sources;

      o     the expense of converting a previously adapted space to general use;
            and

      o     environmental hazards.]

A Large Concentration Of Hotel Properties In The Mortgage Pool Will Subject Your Investments To The Special Risks of Hotel Properties

      [[____] of the mortgaged properties, which represent security for [____]% of the initial outstanding pool balance, are hotel properties. Various factors may adversely affect the economic performance of a hotel, including:

      o adverse economic and social conditions, either local, regional or national (which may limit the amount that can be charged for a room and reduce occupancy levels);

      o     the construction of competing hotels or resorts;

      o continuing expenditures for modernizing, refurnishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives;

      o a deterioration in the financial strength or managerial capabilities of the owner and operator of a hotel; and

      o changes in travel patterns (including, for example, the decline in air travel following the terrorist attacks in New York City, Washington, D.C., and Pennsylvania and the current military action in Iraq) caused by changes in access, energy prices, strikes, relocation of highways, the construction of additional highways or other factors.

      Because hotel rooms generally are rented for short periods of time, the financial performance of hotels tend to be affected by adverse economic conditions and competition more quickly than other commercial properties. Additionally, as a result of high operating costs, relatively small decreases in revenue can cause significant stress on a property's cashflow.

      Moreover, the hotel and lodging industry is generally seasonal in nature and different seasons affect different hotels depending on type and location. This seasonality can be expected to cause periodic fluctuations in a hotel property's room and restaurant revenues, occupancy levels, room rates and operating expenses.

      When applicable, the liquor licenses for most of the mortgaged properties are commonly held by affiliates of the mortgagors, unaffiliated managers and operating lessees. The laws and regulations relating to liquor licenses generally prohibit the transfer of such licenses to any person. In the event of a foreclosure of a hotel property that holds a liquor license, the trustee or a purchaser in a foreclosure sale would likely have to apply for a new license, which might not be granted or might be granted only after a delay, which could be significant. We cannot assure you that a new license could be obtained promptly or at all. The lack of a liquor license in a full-service hotel could have an adverse impact on the revenue from the related mortgaged property or on the hotel's occupancy rate.]

The Affiliate of Some Of the Properties With A Franchise Or Hotel Management Company May Adversely Affect Payments On Your Certificates

      [Certain of the hotel properties are franchises of national hotel chains or managed by a hotel management company. The performance of a hotel property affiliated with a franchise or hotel management company depends in part on:

      o the continued existence and financial strength of the franchisor or hotel management company;

      o     the public perception of the franchise or hotel chain service mark;
            and

      o     the duration of the franchise licensing or agreements.

      Any provision in a franchise agreement or management agreement providing for termination because of a bankruptcy of a franchisor or manager generally will not be enforceable.

      The transferability of franchise license agreements may be restricted. In the event of a foreclosure, the trustee may not have the right to use the franchise license without the franchisor's consent. Conversely, in the case of certain mortgage loans, the lender may be unable to remove a franchisor or a hotel management company that it desires to replace following a foreclosure.]

A Large Concentration Of Manufactured Housing Community Properties In The Mortgage Pool Will Subject Your Investment To The Special Risks Of Manufactured Housing Community Properties

      [[____] of the mortgaged properties, which represent security for [____]% of the initial outstanding pool balance, are manufactured housing community properties. Loans secured by liens on manufactured housing community properties pose risks not associated with loans secured by liens on other types of income producing real estate.

      The successful operation of a manufactured housing community property may depend upon the number of other competing residential developments in the local market, such as:

      o     other manufactured housing communities;

      o     apartment buildings; and

      o     site built single family homes.

      Other factors may also include:

      o the physical attributes of the community, including its age and appearance;

      o     location of the manufactured housing community;

      o the ability of management to provide adequate maintenance and insurance;

      o     the type of services or amenities it provides;

      o     the property's reputation; and

      o state and local regulations, including rent control and rent stabilization.

      The manufactured housing community properties are "special purpose" properties that could not be readily converted to general residential, retail or office use. Thus, if the operation of any of the manufactured housing community properties becomes unprofitable due to competition, age of the improvements or other factors such that the borrower becomes unable to meet its obligations on the related mortgage loan, the liquidation value of that manufactured housing community property may be substantially less, relative to the amount owing on the related mortgage loan, than would be the case if the manufactured housing community property were readily adaptable to other uses.]

[A Large Concentration Of Senior Housing Properties In The Mortgage Pool Will Subject Your Investment To The Special Risks Of Senior Housing Properties]

      [[____] of the mortgaged properties, which represents security for [____]% of the initial outstanding pool balance, is a senior housing/independent living facility.

      In addition to the special risks pertaining to multifamily properties, a senior housing/independent living facility may be adversely affected by the imposition of governmental regulation and supervision and by competing facilities owned by non-profit organizations or governmental agencies supported by endowments, charitable contributions, tax revenues and other sources.]

Your Lack Of Control Over The Trust Fund Increases Your Risks of Loss

      As a certificateholder, you generally do not have a right to vote, except with respect to required consents to certain amendments to the pooling and servicing agreement. Furthermore, you, as a certificateholder, will generally not have the right to make decisions with respect to the administration of the trust fund. These decisions are generally made, subject to the express terms of the pooling and servicing agreement, by the master servicer, the special servicer, or the trustee, as applicable. Any decision made by one of those parties in respect of the trust fund, even if made in your best interests as a certificateholder (as determined by such party in its good faith and reasonable judgment), may be contrary to the decision that you would have made as holder of any particular class of offered certificates and may negatively affect your interests as such holder.

Can Affect The Yield On Your Certificates

      If and as payments in respect of principal (including any principal prepayments, liquidations and the principal portion of the repurchase prices of any mortgage loans repurchased due to breaches of representations) are received with respect to the mortgage loans, the remaining mortgage loans as a group may exhibit increased concentration with respect to the type of properties, property characteristics, number of mortgagors and affiliated mortgagors and geographic location. Because unscheduled collections of principal on the mortgage loans is payable on the Class A, Class B and Class C certificates in sequential order, such classes that have a lower sequential priority are relatively more likely to be exposed to any risks associated with changes in concentrations of loan or property characteristics.

The Subordination Of Your Certificates May Increase Your Risk Of Loss.

      As and to the extent described in this prospectus supplement, your rights as a holder of any class of certificates to receive distributions of amounts collected or advanced on or in respect of the mortgage loans will be subordinated to the holders of the certificates with an earlier alphabetical designation. See "Description of the Certificates--Distributions--Payment Priorities" and "--Subordination; Allocation of Collateral Support Deficit" herein.

Book-Entry System For Certain Classes Many Decrease Liquidity And Delay Payment

      The certificates will be initially represented by one or more certificates registered in the name of Cede & Co., as the nominee for The Depository Trust Company, and will not be registered in your name (or your nominee's name) as a holder the certificates. As a result, holders of the certificates will not be recognized as "Certificateholders." Hence, those beneficial owners will be able to exercise the rights of holders of "Certificates" only indirectly through The Depository Trust Company and participants in the Depository Trust Company's system. See "Description of the Certificates--General" and "--Book-Entry Registration of the Certificates" in this prospectus supplement and "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the prospectus.

                        DESCRIPTION OF THE MORTGAGE POOL

General

      The assets of the trust fund will consist primarily of a pool of [___] fixed rate mortgage loans. Each mortgage loan is evidenced by a promissory note and secured by a mortgage, deed of trust or other similar security instrument that creates a first mortgage lien on a fee simple estate in a commercial or multifamily rental property. All percentages of the mortgage loans, or of any specified group of mortgage loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance. The "Cut-off Date Balance" of any mortgage loan is the unpaid principal balance thereof as of [__________], 200[_] (the "Cut-off Date"), after application of all payments due on or before such date, whether or not received. The "Initial Pool Balance" is the aggregate principal balance of all mortgage loans as of the Cut-off Date.

      The mortgage loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The depositor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the mortgage loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the mortgage loans to be nonrecourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a mortgage loan.

      On or prior to [__________], 200[_] (the "Closing Date"), the depositor will acquire the mortgage loans from [_____] (the "Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement (the "Purchase Agreement") and will thereupon assign its interests in the mortgage loans, without recourse, to the trustee for the benefit of the certificateholders. See "--The Mortgage Loan Seller" in this prospectus supplement and "Description of the Pooling Agreements--Assignment of Mortgage Loans; Repurchases" in the prospectus. For purposes of the prospectus, the Mortgage Loan Seller constitutes a "Mortgage Asset Seller."

      The mortgage loans were originated between 200[_] and 200[_]. [The Mortgage Loan Seller originated [all] [___] of the mortgage loans, [which represent [___]% of the Initial Pool Balance, and acquired the remaining mortgage loans from the respective originators of the mortgage loans,] generally in accordance with the underwriting criteria described below under "--Underwriting Standards."

Certain Payment Characteristics

      [___] of the mortgage loans, which represent [___]% of the Initial Pool Balance, have due dates that occur on the first day of each month. The remaining mortgage loans have due dates that occur on the [_________] ([___]% of the Initial Pool Balance), [_________] ([___]% of the Initial Pool Balance), [__________] ([___]% of the Initial Pool Balance), and [__________] ([___]% of
the Initial Pool Balance) day of each month.

      [Describe any adjustable rate mortgage loans and any index.]

      All of the mortgage loans are fixed rate mortgage loans.

      [__] of the mortgage loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such mortgage loans. Thus, each of these [__] mortgage loan[s] will have balloon payment[s] due at their stated maturity date, unless prepaid prior thereto. The remaining [__] mortgage loans will be fully amortizing loans.

      No mortgage loan currently prohibits principal prepayments; however, [certain] of the mortgage loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Prepayment Premiums are payable to [the master servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls], and may be waived by the master servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans--General" herein.

Delinquent And NonPerforming Mortgage Loans

      [Describe those delinquent and nonperforming mortgage loans, if any, included in the trust fund.]

Additional Mortgage Loan Information

      The following tables set forth the specified characteristics of the mortgage loans. The sum in any column may not equal the indicated total due to rounding.

                         Range of Cut-off Date Balances

                                                                                             Weighted Averages
                                                                        ------------------------------------------------------------
                          Number                            % of
                            of                           Outstanding                  Stated                 Cut-off
   Range of Cut-Off      Mortgage    Aggregate Cut-Off     Initial      Mortgage    Remaining                Date LTV     LTV Ratio
     Date Balances        Loans        Date Balance     Pool Balance      Rate      Term (Mos.)     DSCR       Ratio     at Maturity
----------------------   --------    -----------------  ------------    --------    -----------    ------   ----------   -----------
$[____] to $[____]....     [__]          $[____]            [__]%         [__]%        [__]         [__]x      [__]%        [__]%
$[____] to $[____]....     [__]          $[____]            [__]%         [__]%        [__]         [__]x      [__]%        [__]%
$[____] to $[____]....     [__]          $[____]            [__]%         [__]%        [__]         [__]x      [__]%        [__]%
$[____] to $[____]....     [__]          $[____]            [__]%         [__]%        [__]         [__]x      [__]%        [__]%
$[____] to $[____]....     [__]          $[____]            [__]%         [__]%        [__]         [__]x      [__]%        [__]%
Total/Weighted
  Average.............   ========    =================  ============

                          Type of Mortgaged Properties

                                                                                                       Weighted Averages
                                                                                          -----------------------------------------
                                                                  % of                    Cut-off Date
                               Number of       Aggregate      Outstanding     Number of   Balance per #                   Stated
     Range of Cut-Off          Mortgage      Cut-Off Date     Initial Pool    Units or     of Units or      Mortgage     Remaining
       Date Balances             Loans          Balance         Balance          NRA           NRA            Rate      Term (Mos.)
-------------------------      ---------     ------------     ------------    ---------   -------------     --------    -----------
Retail...................        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
   Anchored..............        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
   Unanchored............        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
   CTL...................        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
Multifamily..............        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
   Multifamily...........        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
   Manufactured Housing..        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
Office...................        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
Industrial...............        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
Land.....................        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
Mixed Use................        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
Hotel....................        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
Senior Housing...........        [__]          $[____]           [__]%          [__]%       $[____]          [__]%         [__]
                               ---------     ------------     ------------
Total/Weighted
  Average................      =========     ============     ============


                                                              Weighted Averages
                                                           -----------------------
                                                           Cut-off
     Range of Cut-Off                                      Date LTV     LTV Ratio
       Date Balances           Occupancy       DSCR         Ratio      at Maturity
-------------------------      ---------       ----        --------    -----------
Retail...................        [__]%         [__]x        [__]%         [__]%
   Anchored..............        [__]%         [__]x        [__]%         [__]%
   Unanchored............        [__]%         [__]x        [__]%         [__]%
   CTL...................        [__]%         [__]x        [__]%         [__]%
Multifamily..............        [__]%         [__]x        [__]%         [__]%
   Multifamily...........        [__]%         [__]x        [__]%         [__]%
   Manufactured Housing..        [__]%         [__]x        [__]%         [__]%
Office...................        [__]%         [__]x        [__]%         [__]%
Industrial...............        [__]%         [__]x        [__]%         [__]%
Land.....................        [__]%         [__]x        [__]%         [__]%
Mixed Use................        [__]%         [__]x        [__]%         [__]%
Hotel....................        [__]%         [__]x        [__]%         [__]%
Senior Housing...........        [__]%         [__]x        [__]%         [__]%

Total/Weighted
  Average................

                  Mortgaged Properties by State and/or Location

                                                                                               Weighted Averages
                                               Aggregate       % of         --------------------------------------------------------
                                  Number of     Cut-off     Outstanding                   Stated               Cut-off       LTV
                                  Mortgaged       Date        Initial       Mortgage     Remaining             Date LTV    Ratio at
State/Location                    Properties    Balance     Pool Balance      Rate      Term (Mos.)   DSCR      Ratio      Maturity
-------------------------------   ----------   ----------   ------------    --------    -----------   -----    --------    --------
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
Total/Weighted Average.........
                                  ==========   ==========   ============

      The following table set forth the range of LTV Ratios of the mortgage loans at origination and the Cut-off Date. An "LTV Ratio" for any mortgage loan, as of any date of determination, is a fraction, expressed as a percentage, the numerator of which is the original principal balance of such mortgage loan or the Cut-off Date Balance of such mortgage loan, as applicable, and the denominator of which is the appraised value of the related mortgaged property as determined by an appraisal thereof obtained in connection with the origination of such mortgage loan. Because it is based on the value of a mortgaged property determined as of loan origination, the information set forth in the table below is not necessarily a reliable measure of the related borrower's current equity in each mortgaged property. In a declining real estate market, the fair market value of a mortgaged property could have decreased from the value determined at origination, and the current actual loan-to-value ratio of a mortgage loan may be higher than even its LTV Ratio at origination, notwithstanding taking into account amortization since origination:

                   Range of LTV Ratios as of the Cut-off Date

                                                                                               Weighted Averages
                                               Aggregate       % of         --------------------------------------------------------
Range of LTV                      Number of     Cut-off     Outstanding                   Stated               Cut-off       LTV
Ratios as of the                  Mortgaged       Date        Initial       Mortgage     Remaining             Date LTV    Ratio at
Cut-off Date                      Properties    Balance     Pool Balance      Rate      Term (Mos.)   DSCR      Ratio      Maturity
-------------------------------   ----------   ----------   ------------    --------    -----------   -----    --------    --------
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
Total/Weighted Average.........
                                  ==========   ==========   ============

                    Range of LTV Ratios as of Maturity Dates

                                                                                               Weighted Averages
                                               Aggregate       % of         --------------------------------------------------------
Ratios Range of                   Number of     Cut-off     Outstanding                   Stated               Cut-off       LTV
LTV as of                         Mortgaged       Date        Initial       Mortgage     Remaining             Date LTV    Ratio at
Maturity Dates                    Properties    Balance     Pool Balance      Rate      Term (Mos.)   DSCR      Ratio      Maturity
-------------------------------   ----------   ----------   ------------    --------    -----------   -----    --------    --------
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
Total/Weighted Average.........
                                  ==========   ==========   ============

      The following table sets forth a range of Debt Service Coverage Ratios for the mortgage loans. The "Debt Service Coverage Ratio" set forth in the following table for any Mortgage Loan is the ratio of:

      o Net Operating Income produced by the related mortgaged property for the period (annualized if the period was less than one year) covered by the most recent operating statement available to the depositor to; and

      o the amount of the monthly payment in effect as of the Cut-off Date multiplied by 12.

      "Net Operating Income" is the revenue derived from the use and operation of a mortgaged property (consisting primarily of rental income and deposit forfeitures), less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance), and further less fixed expenses (such as insurance and real estate taxes). Net Operating Income generally does not reflect capital expenditures. The following table was prepared using operating statements obtained from the respective mortgagors or the related property managers. In each case, the information contained in such operating statements was unaudited, and the depositor has made no attempt to verify its accuracy. In the case of [___] mortgage loans ([___], representing [___]% of the Initial Pool Balance, operating statements could not be obtained, and accordingly, Debt Service Coverage Ratios for those mortgage loans were not calculated. The last day of the period (which may not correspond to the end of the calendar year most recent to the Cut-off Date) covered by each operating statement from which a Debt Service Coverage Ratio was calculated is set forth in Annex A with respect to the related mortgage loan.

          Range of Debt Service Coverage Ratios as of the Cut-off Date

                                                                                               Weighted Averages
                                               Aggregate       % of         --------------------------------------------------------
Range of Debt                     Number of     Cut-off     Outstanding                   Stated               Cut-off       LTV
Service Coverage                   Mortgage       Date        Initial       Mortgage     Remaining             Date LTV    Ratio at
Ratios                              Loans       Balance     Pool Balance      Rate      Term (Mos.)   DSCR      Ratio      Maturity
-------------------------------   ----------   ----------   ------------    --------    -----------   -----    --------    --------
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
Total/Weighted Average.........
                                  ==========   ==========   ============

                 Range of Mortgage Rates as of the Cut-off Date

                                                                                               Weighted Averages
                                               Aggregate       % of         --------------------------------------------------------
                                  Number of     Cut-off     Outstanding                   Stated               Cut-off       LTV
                                   Mortgage       Date        Initial       Mortgage     Remaining             Date LTV    Ratio at
Range of Mortgage Rates             Loans       Balance     Pool Balance      Rate      Term (Mos.)   DSCR      Ratio      Maturity
-------------------------------   ----------   ----------   ------------    --------    -----------   -----    --------    --------
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
Total/Weighted Average.........
                                  ==========   ==========   ============

               Range of Remaining Terms to Maturity Date in Months

                                                                                               Weighted Averages
                                               Aggregate       % of         --------------------------------------------------------
                                  Number of     Cut-off     Outstanding                   Stated               Cut-off       LTV
                                   Mortgage       Date        Initial       Mortgage     Remaining             Date LTV    Ratio at
Range of Remaining Terms (Mos.)     Loans       Balance     Pool Balance      Rate      Term (Mos.)   DSCR      Ratio      Maturity
-------------------------------   ----------   ----------   ------------    --------    -----------   -----    --------    --------
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
[_____] .......................        [___]   $[_______]          [___]%      [___]%         [___]   [___]%     [____]%      [___]%
Total/Weighted Average.........
                                  ==========   ==========   ============

      Specified in Annex A to this Prospectus Supplement are the foregoing and certain additional characteristics of the mortgage loans set forth on a loan-by-loan basis. Certain additional information regarding the mortgage loans is contained herein under "--Underwriting Standards" and "--Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds--Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans."

      Delinquencies. As of the Cut-off Date, [no] mortgage loan was more than 30 days delinquent in respect of any monthly payment.

The Mortgage Loan Seller[s]

      General. [The Mortgage Loan Seller [, a wholly-owned subsidiary of [___],] is a [____] organized in [__]] under the laws of [_____]. As of December 31, 200[_], the Mortgage Loan Seller had a net worth of approximately $[______], and currently holds and services for its own account a total residential and commercial mortgage loan portfolio of approximately $[____], of which approximately $[_____] constitutes multifamily mortgage loans.]

      The information set forth herein concerning the Mortgage Loan Seller and its underwriting standards has been provided by the Mortgage Loan Seller, and neither the depositor nor the underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Underwriting Standards

      [All of the mortgage loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.

      [Description of underwriting standards.]]

Representations and Warranties; Repurchases

      In the Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each mortgage loan, as of [the Cut-off Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

      [Specify significant representations and warranties.]

      If the Mortgage Loan Seller has been notified of a material breach of any of the foregoing representations and warranties and if the Mortgage Loan Seller cannot cure such breach within a period of 90 days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the mortgage loans, by the depositor to the trustee) to repurchase the affected mortgage loan within such 90-day period at a price (the "Purchase Price") equal to the sum of:

      o     the unpaid principal balance of such mortgage loan;

      o unpaid accrued interest on such mortgage loan at the interest rate from the date to which interest was last paid to the due date in the due period in which the purchase is to occur; and

      o certain servicing expenses that are reimbursable to the master servicer and the special servicer.

      The foregoing repurchase obligation will constitute the sole remedy available to the certificateholders and the trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the mortgage loans. The Mortgage Loan Seller will be the sole warranting party in respect of the mortgage loans, and none of the depositor, the master servicer or any of their affiliates [(other than the Mortgage Loan Seller)] will be obligated to repurchase any affected mortgage loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the depositor will not include any mortgage loan in the mortgage pool if anything has come to the depositor's attention prior to the Closing Date that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such mortgage loan will not be correct in all material respects. See "Description of the Pooling Agreements--Representations and Warranties; Repurchases" in the prospectus.

Changes in Mortgage Pool Characteristics

      The description in this prospectus supplement of the mortgage pool and the mortgaged properties is based upon the mortgage pool as expected to be constituted at the time the offered certificates are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the offered certificates, a mortgage loan may be removed from the mortgage pool if the depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the offered certificates, unless including such mortgage loans would materially alter the characteristics of the mortgage pool as described herein. The depositor believes that the information set forth herein will be representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued, although the range of interest rates and maturities and certain other characteristics of the mortgage loans in the mortgage pool may vary.

      A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the offered certificates on or shortly after the Closing Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the offered certificates. In the event mortgage loans are removed from or added to the mortgage pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

                         SERVICING OF THE MORTGAGE LOANS

General

      Each of the master servicer and the special servicer will be required to service and administer the mortgage loans for which it is responsible, either directly or through sub-servicers, on behalf of the trustee and in the best interests of and for the benefit of the certificateholders (as determined by the master servicer or the special servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement, the terms of the respective mortgage loans and, to the extent consistent with the foregoing, in the same manner as would prudent institutional mortgage lenders and loan servicers servicing mortgage loans comparable to the mortgage loans in the jurisdictions where the mortgaged properties are located, and with a view to the maximization of timely and complete recovery of principal and interest, but without regard to:

      o any relationship that the master servicer or the special servicer, as the case may be, or any affiliate thereof, may have with the related mortgagor;

      o the ownership of any certificate by the master servicer or the special servicer, as the case may be, or any affiliate thereof;

      o the master servicer's or the special servicer's, as the case may be, obligation to make advances, whether in respect of delinquent payments of principal and/or interest or to cover certain servicing expenses; and

      o the master servicer's or the special servicer's, as the case may be, right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction.

      Except as otherwise described under "--Inspections; Collection of Operating Information" below, the master servicer initially will be responsible for the servicing and administration of the entire mortgage pool. With respect to any mortgage loan:

      o which has a Balloon Payment which is past due or any other payment which is more than [60] days past due;

      o as to which the borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency proceeding, or the borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of [60] days;

      o as to which the master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property; or

      o as to which, in the judgment of the master servicer, a payment default has occurred or is imminent and is not likely to be cured by the borrower within [60] days,

and prior to acceleration of amounts due under the related mortgage note or commencement of any foreclosure or similar proceedings, the master servicer will transfer its servicing responsibilities to the special servicer, but will continue to receive payments on such mortgage loan (including amounts collected by the special servicer), to make certain calculations with respect to such mortgage loan and to make remittances and prepare certain reports to the certificateholders with respect to such mortgage loan. If the related mortgaged property is acquired in respect of any such mortgage loan (upon acquisition, an "REO Property"), whether through foreclosure, deed-in-lieu of foreclosure or otherwise, the special servicer will continue to be responsible for the operation and management thereof. The mortgage loans serviced by the special servicer are referred to in this prospectus supplement as the "Specially Serviced Mortgage Loans" and, together with any REO Properties, constitute the "Specially Serviced Mortgage Assets." The master servicer shall have no responsibility for the performance by the special servicer of its duties under the Pooling and Servicing Agreement.

      If any Specially Serviced Mortgage Loan, in accordance with its original terms or as modified in accordance with the Pooling and Servicing Agreement, becomes a performing mortgage loan for at least [90] days, the special servicer will return servicing of such mortgage loan to the master servicer.

      Set forth below, following the subsection captioned "--The Special Servicer," is a description of certain pertinent provisions of the Pooling Agreement relating to the servicing of the mortgage loans. Reference is also made to the prospectus, in particular to the section captioned "Description of the Pooling and Servicing Agreements," for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the master servicer thereunder.

The Master Servicer

      [__________], a [__________], will act as master servicer with respect to the mortgage pool. Founded in [__________] as a [__________], the master servicer today furnishes a variety of wholesale banking services. As of December 31, 200[_], the master servicer had a net worth of approximately $[_____], and a total mortgage loan servicing portfolio of approximately $[_____], of which approximately $ represented multifamily mortgage loans.

      The offices of the master servicer that will be primarily responsible for servicing and administering the mortgage pool are located at [__________].

The Special Servicer

      [__________], a [__________], will be responsible for the servicing and administration of the Specially Serviced Mortgage Loans. As of December 31, 200[_], the special servicer had a total mortgage loan servicing portfolio of approximately $[_____], of which approximately $[_____] represented multifamily mortgage loans.

      The special servicer has [____] offices in [__________] states with a total staff of employees. Its principal executive offices are located at [_____].

      The information set forth herein concerning the special servicer has been provided by the special servicer, and neither the depositor nor the underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Servicing and Other Compensation and Payment of Expenses

      The principal compensation to be paid to the master servicer in respect of its master servicing activities will be the Master Servicing Fee. The "Master Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each mortgage loan, will accrue in accordance with the terms of the related mortgage note at a rate equal to [___]% per annum and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related mortgage loan is computed. [As additional servicing compensation, the master servicer will be entitled to retain all [Prepayment Premiums] assumption and modification fees, late charges and penalty interest and, as and to the extent described below, Prepayment Interest Excesses collected from mortgagors. In addition, the master servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in certain permitted investments, and the master servicer will be entitled to retain any interest or other income earned on such funds.]

      The principal compensation to be paid to the special servicer in respect of its special servicing activities will consist of the Special Servicing Fee (together with the Master Servicing Fee, the "Servicing Fees") and the Workout Fee. Like the Master Servicing Fee, the "Special Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each mortgage loan, will accrue in accordance with the terms of the related mortgage note at a rate equal to [___]% per annum, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related mortgage loan is computed. The "Workout Fee" will equal 1% (the "Workout Fee Rate") and will be payable from, all collections and proceeds received in respect of principal of each mortgage loan which is or has been a Specially Serviced Mortgage Loan (including those for which servicing has been returned to the master servicer). As additional servicing compensation, the special servicer will be entitled to retain all assumption and modification fees received on Mortgage Loans serviced thereby.

      Although the master servicer and special servicer are each required to service and administer the mortgage pool in accordance with the general servicing standard described under "--General" above and, accordingly, without regard to its right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees, Prepayment Premiums and Prepayment Interest Excesses may under certain circumstances provide the master servicer or the special servicer, as the case may be, with an economic disincentive to comply with such standard.

      [If a borrower voluntarily prepays a mortgage loan in whole or in part during any Due Period (as defined herein) on a date that is prior to its due date in such due period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment may be less than (such shortfall, a "Prepayment Interest Shortfall") the corresponding amount of interest accruing on the certificates. If such a principal prepayment occurs during any Due Period after the due date for such mortgage loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment may exceed (such excess, a "Prepayment Interest Excess") the corresponding amount of interest accruing on the certificates. As to any Due Period, to the extent Prepayment Interest Excesses collected for all mortgage loans are greater than Prepayment Interest Shortfalls incurred, such excess will be paid to the master servicer as additional servicing compensation.]

      [As and to the extent described herein under "Description of the Certificates--Advances," the master servicer will be entitled to receive interest on Advances, such interest to be paid, contemporaneously with the reimbursement of the related Advance, out of any other collections on the mortgage loans.]

      The master servicer generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the master servicer will be permitted to pay certain of such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. In connection therewith, the master servicer will be responsible for all fees of any sub-servicers, other than management fees earned in connection with the operation of an REO Property, which management fees the master servicer will be authorized to pay out of revenues received from such property (thereby reducing the portion of such revenues that would otherwise be available for distribution to certificateholders). See "Description of the Certificates--Distributions--Method, Timing and Amount" herein and "Description of the Pooling Agreements--Certificate Account" and "--Servicing Compensation and Payment of Expenses" in the Prospectus.

Modifications, Waivers and Amendments

      The master servicer or the special servicer may, consistent with its normal servicing practices, agree to modify, waive or amend any term of any mortgage loan, without the consent of the trustee or any certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

            (a) with limited exception, the master servicer and the special servicer may not agree to any modification, waiver or amendment that will
      (i) affect the amount or timing of any scheduled payments of principal or interest on the mortgage loan or (ii) in its judgment, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due thereon; unless, in any such case, in the master servicer's or the special servicer's judgment, as the case may be, a material default on the mortgage loan has occurred or a payment default is reasonably foreseeable, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the mortgage loan, taking into account the time value of money, than would liquidation; and

            (b) [describe additional limitations to permitted modification standards]

      The master servicer and the special servicer will notify the trustee of any modification, waiver or amendment of any term of any mortgage loan, and must deliver to the trustee or the related custodian, for deposit in the related mortgage loan documents, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any mortgage loan is effected are to be available for review during normal business hours at the offices of the trustee. See "Description of the Certificates--Reports to Certificateholders; Certain Available Information" herein.

Inspections; Collection of Operating Information

      The special servicer will perform physical inspections of each mortgaged property at such times and in such manner as are consistent with the special servicer's normal servicing procedures, but in any event:

      o at least once per calendar year, commencing in the calendar year 200[_]; and

      o if any scheduled payment becomes more than 60 days delinquent on the related mortgage loan, as soon as practicable thereafter.

            The special servicer will prepare a written report of each such inspection describing the condition of the mortgaged property and specifying the existence of any material vacancies in the mortgaged property, of any sale, transfer or abandonment of the mortgaged property, of any material change in the condition or value of the mortgaged property, or of any waste committed thereon.

            With respect to each mortgage loan that requires the borrower to deliver such statements, the special servicer is also required to collect and review the annual operating statements of the related mortgaged property. [Most] of the mortgages obligate the related borrower to deliver annual property operating statements. However, we cannot assure you that any operating statements required to be delivered will in fact be delivered, nor is the special servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing mortgage loan.

            Copies of the inspection reports and operating statements referred to above are to be available for review by certificateholders during normal business hours at the offices of the trustee. See "Description of the Certificates--Reports to Certificateholders; Certain Available Information" herein.

                         DESCRIPTION OF THE CERTIFICATES

General

      The certificates will be issued pursuant to the Pooling and Servicing Agreement and will represent in the aggregate the entire beneficial ownership interest in a trust fund consisting of:

      o the mortgage loans and all payments under and proceeds of the mortgage loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off
            Date);

      o     any REO Property;

      o such funds or assets as from time to time are deposited in the Certificate Account;

      o the rights of the mortgagee under all insurance policies with respect to the mortgage loans; and

      o certain rights of the depositor under the Purchase Agreement relating to mortgage loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the mortgage loans.

      The trust fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the certificateholders into which all payments and collections received or advanced with respect to the Mortgage Loans and other assets in the trust fund will be deposited to the extent described herein and in the prospectus. See "Description of the Pooling Agreements--Certificate Account" in the Prospectus.

      The certificates will consist of the following four classes:

      o     the Class A Certificates;

      o     the Class B Certificates;

      o     the Class C Certificates; and

      o     the Class R Certificates.

      The Certificate Balance of any class of certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the mortgage loans and the other assets in the trust fund. On each distribution date, the Certificate Balance of each class of certificates will be reduced by any distributions of principal actually made on, and any Collateral Support Deficit actually allocated to, such class of certificates on such distribution date.

      Only the Class A Certificates and the Class B Certificates (collectively, the "Offered Certificates") are offered hereby. The Class C and Class R Certificates have not been registered under the Securities Act of 1933 and are not offered hereby.

Delivery, Form and Denomination

      The Offered Certificates will be issuable in registered form, in minimum denominations of Certificate Balance of:

      o $10,000 with respect to the Class A Certificates and multiples of $1 in excess thereof; and

      o $25,000 with respect to Class B Certificates and multiples of $1 in excess thereof.

      The Offered Certificates will initially be represented by one or more global Certificates for each such Class registered in the name of the nominee of DTC. The depositor has been informed by DTC that DTC's nominee will be Cede & Co. No holder of an Offered Certificate will be entitled to receive a certificate issued in fully registered, certificated form (each, a "Definitive Certificate") representing its interest in such Class, except under the limited circumstances described in the prospectus under "Description of the Certificates--Book-Entry Registration and Definitive Certificates." Unless and until Definitive Certificates are issued, all references to actions by holders of the Offered Certificates will refer to actions taken by DTC upon instructions received from holders of Offered Certificates through its participating organizations (together with Clearstream Banking, societe anonyme ("Clearstream") and Euroclear participating organizations, the "Participants"), and all references herein to payments, notices, reports, statements and other information to holders of Offered Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the Offered Certificates, for distribution to holders of Offered Certificates through its Participants in accordance with DTC procedures; provided, however, that to the extent that the party responsible for distributing any report, statement or other information has been provided with the name of the beneficial owner of a certificate (or the prospective transferee of such beneficial owner), such report, statement or other information will be provided to such beneficial owner (or prospective transferee).

      Until Definitive Certificates are issued in respect of the Offered Certificates, interests in the Offered Certificates will be transferred on the book-entry records of DTC and its Participants. [__________] will initially serve as bond administrator and as certificate registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates.

Book-Entry Registration

      Holders of Offered Certificates may hold their certificates through DTC (in the United States) or Clearstream or Euroclear (in Europe) if they are Participants of such system, or indirectly through organizations that are participants in such systems. Clearstream and Euroclear will hold omnibus positions on behalf of the Clearstream Participants and the Euroclear Participants, respectively, through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries (collectively, the "Depositaries") which in turn will hold such positions in customers' securities accounts in the Depositories' names on the books of DTC. DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to ss. 17A of the

Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its Participants and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

      Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Clearstream Participants and Euroclear Participants will occur in accordance with their applicable rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly through Clearstream Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures. If the transaction complies with all relevant requirements, Euroclear or Clearstream, as the case may be, will then deliver instructions to the Depository to take action to effect final settlement on its behalf.

      Because of time-zone differences, credits of securities in Clearstream or Euroclear as a result of a transaction with a DTC Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant Clearstream Participant or Euroclear Participant on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

      The holders of Offered Certificates that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interest in, Offered Certificates may do so only through Participants and Indirect Participants. In addition, holders of Offered Certificates will receive all distributions of principal and interest from the Bond Administrator through the Participants who in turn will receive them from DTC. Under a book-entry format, holders of Offered Certificates may experience some delay in their receipt of payments, reports and notices, since such payments, reports and notices will be forwarded by the Bond Administrator to Cede & Co., as nominee for DTC. DTC will forward such payments, reports and notices to its Participants, which thereafter will forward them to Indirect Participants, Clearstream, Euroclear or holders of Offered Certificates.

      Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Offered Certificates among Participants on whose behalf it acts with respect to the Offered Certificates and to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and Indirect Participants with which the holders of Offered Certificates have accounts with respect to the Offered Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective holders of Offered Certificates. Accordingly, although the holders of Offered Certificates will not possess the Offered Certificates, the Rules provide a mechanism by which Participants will receive payments on Offered Certificates and will be able to transfer their interest.

      Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a holder of Offered Certificates to pledge such Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

      DTC has advised the depositor that it will take any action permitted to be taken by a holder of an Offered Certificate under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose accounts with DTC the Offered Certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

      Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations ("Clearstream Participants") and facilities the clearance and settlement of securities transactions between Clearstream Participants through electronic book-entry changes in accounts of Clearstream Participants, thereby eliminating the need for physical movement of certificates.

      Euroclear was created in 1968 to hold securities for participants of the Euroclear system ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system.

      Although DTC, Euroclear and Clearstream have implemented the foregoing procedures in order to facilitate transfers of interests in Global Certificates among Participants of DTC, Euroclear and Clearstream, they are under no obligation to perform or to continue to comply with such procedures, and such procedures may be discontinued at any time. None of the depositor, the trustee, the Bond Administrator, the Servicer, the special servicer or the underwriters will have any responsibility for the performance by DTC, Euroclear or Clearstream or their respective direct or indirect Participants of their respective obligations under the rules and procedures governing their operations.

      The information herein concerning DTC, Clearstream and Euroclear and their book-entry systems has been obtained from sources believed to be reliable, but the depositor takes no responsibility for the accuracy or completeness thereof.

Distributions

      Method, Timing and Amount. Distributions on the certificates will be made by the [trustee], to the extent of available funds, on the [10th] day of each month or, if any such [10th] day is not a business day, then on the next succeeding business day, commencing in __________, 200[_] (each, a "Distribution Date"). All such distributions (other than the final distribution on any certificate) will be made to the persons in whose names the certificates are registered at the close of business on the last business day of the month preceding the month in which the related Distribution Date occurs (the "Record Date"). Each such distribution will be made by wire transfer in immediately available funds to the account specified by the certificateholder at a bank or other entity having appropriate facilities therefor, if such certificateholder will have provided the [trustee] with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such certificateholder. The final distribution on any certificate will be made in like manner, but only upon presentation and surrender of such certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a class of certificates will be allocated pro rata among the outstanding certificates of such class based on their respective Percentage Interests. The "Percentage Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Closing Date, divided by the initial Certificate Balance of the class to which it belongs.

      The aggregate amount available for distribution to certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

            (a) the total amount of all cash received on the mortgage loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

                  (i) all Monthly Payments collected but due on a due date
            subsequent to the related Due Period,

                  (ii) all principal prepayments (together with related payments of interest thereon and related Prepayment Premiums, all amounts received and retained in connection with the liquidation of defaulted mortgage loans or property acquired in respect thereof, by foreclosure or otherwise (such amounts, "Liquidation Proceeds"), all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a mortgaged property or the related mortgage loan or in connection with the full or partial condemnation of a mortgaged property (other than proceeds applied to the restoration of the property or released to the related borrower) ("Insurance Proceeds" and "Condemnation Proceeds, " respectively) and other unscheduled recoveries received subsequent to the related Due Period, and

                  (iii) amounts in the Certificate Account that are due or
            reimbursable to any person other than the certificateholders; and

            (b) all P&I Advances made by the master servicer with respect to such Distribution Date. See "Description of the Pooling
      Agreements--Certificate Account" in the prospectus.

      The "Due Period" for each Distribution Date will be the period that begins on the [second] day of the month preceding the month in which such Distribution Date occurs and ends on the [first] day of the month in which such Distribution Date occurs. For purposes of this discussion in the prospectus, the due date is also the Prepayment Period.

      The "Determination Date" for each Distribution Date is the earlier of

      o the [sixth] day of the month in which the related distribution date occurs, or if such [sixth] day is not a business day, then the immediately preceding business day, and

      o     the [fourth] business day prior to the related distribution date.

      Payment Priorities. On each Distribution Date, for so long as the Certificate Balances of the Offered Certificates have not been reduced to zero, the [trustee] will (except as otherwise described under "--Termination; Retirement of Certificates" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

      1. to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

      2. to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of (a) the product of (i) the Class A Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the aggregate Certificate Balance of the Class A Certificates to zero);

      3. to distributions to the holders of the Class A Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class A Certificates, but not previously reimbursed, have been reimbursed in full;

      4. to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

      5. to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Certificate Balances of the Class A Certificates have been reduced to zero, then to the extent not distributed in reduction of such Certificate Balances on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

      6. to distributions to the holders of the Class B Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class B Certificates, but not previously reimbursed, have been reimbursed in full; to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

      7. to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

      8. to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution
Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

      9. to distributions to the holders of the Class C Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class C Certificates, but not previously reimbursed, have been reimbursed in full; and

      10. to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance, if any, of the Available Distribution Amount.

      Reimbursement of previously allocated Collateral Support Deficit will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the Class of Certificates in respect of which any such reimbursement is made.

      Pass-Through Rates. The Pass-Through Rate applicable to each Class of certificates (other than the Class R Certificates) for the initial Distribution Date will equal [___]% per annum. [With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for each Class of Certificates will equal the weighted average of the applicable Effective Net Mortgage Rates for the mortgage loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Pass-Through Rate for any Class of Certificates and any Distribution Date, the "applicable Effective Net Mortgage Rate" for each Mortgage Loan is:

      o if such mortgage loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis, which is the basis of accrual for interest on the certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and

      o if such mortgage loan does not accrue interest on a 30/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the due date for such mortgage loan during the related Due Period on a 30/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage Rate) accrued during such period. The "Net Mortgage Rate" for each mortgage loan is equal to the related mortgage rate in effect from time to time less the Servicing Fee Rate.]

      Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such class of certificates for such Distribution Date that is net of such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the mortgage loans during the related Due Period that are not offset by Prepayment Interest Excesses collected during the related Due Period (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").

      The "Accrued Certificate Interest" in respect of each class of certificates for each Distribution Date is equal to one month's interest at the Pass-Through Rate applicable to class of certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each class of certificates will equal the product of:

      o     such Net Aggregate Prepayment Interest Shortfall, multiplied by

      o a fraction, the numerator of which is equal to the Accrued Certificate Interest in respect of such class of certificates for such Distribution Date, and the denominator of which is equal to the Accrued Certificate Interest in respect of all the classes of certificates for such Distribution Date.

      Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments, including balloon payments[, net of any related Workout Fees payable therefrom to the special servicer], due during or, if and to the extent not previously received or advanced and distributed to certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the master servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the master servicer for prior Advances.

      The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of: (a) all voluntary prepayments of principal received on the mortgage loans during the related Due Period [, net of any related Workout Fees payable therefrom to the special servicer]; and (b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, net income from REO Property or otherwise, that were identified and applied by the master servicer as recoveries of previously unadvanced principal of the related mortgage loan[, net of any related Workout Fees payable therefrom to the special servicer].

      The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal."

      [The "Ownership Percentage" evidenced by any Class [or Classes] of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance(s) of such class(es) of certificates, and the denominator of which is the then aggregate Stated Principal Balance of the mortgage pool.]

      Certain Calculations with Respect to Individual Mortgage Loans. The "Stated Principal Balance" of each mortgage loan outstanding at any time represents the principal balance of such mortgage loan ultimately due and payable to the Certificateholders subject to the special servicer's right to receive any Workout Fee with respect to such mortgage loan. The Stated Principal Balance of each mortgage loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by the portion of the Distributable Principal for such date that is attributable to such mortgage loan. The Stated Principal Balance of a mortgage loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans--Foreclosure--Bankruptcy Laws" in the Prospectus. If any mortgage loan is paid in full or such mortgage loan (or any mortgaged property acquired in respect thereof) is otherwise liquidated, then, as of the first Distribution Date that follows the end of the Due Period in which such payment in full or liquidation occurred, and notwithstanding that a loss may have occurred in connection with any such liquidation, the Stated Principal Balance of such mortgage loan shall be zero.

      For purposes of calculating distributions on, and allocations of Collateral Support Deficit to, the certificates, as well as for purposes of calculating the amount of Servicing Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan," "Mortgage Loans" and "Mortgage Pool" herein and in the prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans." Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor mortgage loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor mortgage loan, including any portion thereof payable or reimbursable to the master servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the master servicer or the special servicer for payments previously advanced, in connection with the operating and management of such property, generally will be applied by the master servicer as if received on the predecessor mortgage loan. However, notwithstanding the terms of the predecessor mortgage loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related mortgaged property is part of the trust fund, be deemed to equal one month's interest thereon at the applicable Mortgage Rate.

Subordination; Allocation of Collateral Support Deficit

      The rights of holders of the Class B Certificates and the Class C Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates; and the rights of holders of the Class C Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described herein, to the rights of holders of the Class B Certificates. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A Certificates of the full amount of all Distributable Certificate Interest payable in respect of such certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire aggregate Certificate Balance of the Class A Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "--Distributions--Payment Priorities" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

      Allocation to the Class A Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of such certificates relative to the actual amortization of the mortgage loans. To the extent that the Class A Certificates are amortized faster than the mortgage loans, the percentage interest evidenced by the Class A Certificates in the trust fund will be decreased (with a corresponding increase in the interest in the trust fund evidenced by the Class B and Class C Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Certificates by the Class B and Class C Certificates. Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such class of certificates as regards the relative amount of subordination afforded thereto by the Class C Certificates.

      On each Distribution Date, immediately following the distributions to be made to the certificateholders on such date, the [trustee] is to calculate the amount, if any, by which:

      o the aggregate Stated Principal Balance of the Mortgage Pool expected to be outstanding immediately following such Distribution Date is less than

      o the then aggregate Certificate Balance of the REMIC Regular Certificates (any such deficit, "Collateral Support Deficit").

      The [trustee] will be required to allocate any such Collateral Support Deficit among the respective classes of Certificates as follows:

      o first, to the Class C Certificates, until the remaining Certificate Balance of such class of certificates is reduced to zero;

      o second, to the Class B Certificates, until the remaining Certificate Balance of such class of certificates is reduced to zero; and

      o last, to the Class A Certificates, until the remaining Certificate Balance of such class of certificates has been reduced to zero.

      Any allocation of Collateral Support Deficit to a class of certificates will be made by reducing the Certificate Balance thereof by the amount so allocated. Any Collateral Support Deficit allocated to a Class of REMIC Regular Certificates will be allocated among the respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby. In general, Collateral Support Deficit will result from the occurrence of:

      o losses and other shortfalls on or in respect of the mortgage loans, including as a result of defaults and delinquencies thereon, Nonrecoverable Advances made in respect thereof and the payment to the master servicer of interest on Advances and certain servicing expenses; and

      o certain unanticipated, non-mortgage loan specific expenses of the trust fund, including certain reimbursements to the trustee as described under "Description of the Pooling Agreements--Certain Matters Regarding the trustee" in the prospectus, certain reimbursements to the master servicer and the depositor as described under "Description of the Pooling Agreements--Certain Matters Regarding the Master Servicer and the depositor" in the prospectus and certain federal, state and local taxes, and certain tax-related expenses, payable out of the trust fund as described under "Certain Federal Income Tax Consequences--REMICs--Prohibited Transactions Tax and Other Taxes" in the prospectus. Accordingly, the allocation of Collateral Support Deficit as described above will constitute an allocation of losses and other shortfalls experienced by the trust fund.

Advances

      [On the business day immediately preceding each Distribution Date, the master servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, an "Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of:

      o all Monthly Payments (net of the related Servicing Fee), other than Balloon Payments, which were due on the mortgage loans during the related Due Period and delinquent as of the related Determination Date;

      o in the case of each mortgage loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to one month's interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and

      o in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date. The master servicer's obligations to make Advances in respect of any mortgage loan or REO Property will continue through liquidation of such mortgage loan or disposition of such REO Property, as the case may be.

      The master servicer will be entitled to recover any Advance made out of its own funds from any amounts collected in respect of the mortgage loan as to which such Advance was made, whether in the form of late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the master servicer will not be obligated to make any Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable Advance"), and the master servicer will be entitled to recover any Advance that it so determines to be a Nonrecoverable Advance out of general funds on deposit in the Certificate Account. Nonrecoverable Advances will represent a portion of the losses to be borne by the Certificateholders. See "Description of the Certificates--Advances in Respect of Delinquencies" and "Description of the Pooling Agreements--Certificate Account" in the Prospectus.

      In connection with its recovery of any Advance or reimbursable servicing expense, each of the master servicer and the special servicer will be entitled to be paid, out of any amounts then on deposit in the Certificate Account, interest at [__]% per annum (the "Reimbursement Rate") accrued on the amount of such Advance or expense from the date made to but not including the date of reimbursement.

      To the extent not offset or covered by amounts otherwise payable on the Class C Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by amounts otherwise payable on the Class B and Class C Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class A Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the master servicer's and/or special servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Reimbursement Rate.]

      Each Distribution Date Statement delivered by the trustee to the certificateholders will contain information relating to the amounts of Advances made with respect to the related Distribution Date. See "Description of the Certificates--Reports to Certificateholders; Certain Available Information" in this prospectus supplement and "Description of Certificates--Reports to Certificateholders" in the prospectus.

Reports to Certificateholders; Certain Available Information

      On each Distribution Date, the [trustee] will be required to prepare and make available to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the [trustee] to persons who at any time during the prior calendar year were holders of the Offered Certificates. Certain information regarding the mortgage loans will be made accessible at the website maintained by [________] at www.[______] or such other mechanism as the [trustee] my have in place from time to time, see "Description of the Certificates--Reports to Certificateholders" in the Prospectus.

      The Pooling and Servicing Agreement requires that the [trustee] make available at its offices primarily responsible for [administration of the trust fund], during normal business hours, for review by any holder of an Offered Certificate, originals or copies of, among other things, the following items:

      o     the Pooling and Servicing Agreement and any amendments thereto;

      o all Distribution Date Statements delivered to holders of the relevant class of Offered Certificates since the Closing Date;

      o all officer's certificates delivered to the trustee since the Closing Date as described under "Description of the Pooling Agreements--Evidence as to Compliance" in the prospectus;

      o all accountants' reports delivered to the trustee since the Closing Date as described under "Description of the Pooling
            Agreements--Evidence as to Compliance" in the prospectus;

      o the most recent property inspection report prepared by or on behalf of the special servicer and delivered to the trustee in respect of each mortgaged property;

      o the most recent annual operating statements, if any, collected by or on behalf of the special servicer and delivered to the trustee in respect of each mortgaged property; and

      o any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the master servicer or the special servicer and delivered to the trustee. Copies of any and all of the foregoing items will be available from the [trustee] upon request; however, the [trustee] will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

      Until such time as Definitive Certificates are issued, the foregoing information will be available to Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and DTC Participants. Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Financial

Intermediaries and Certificate Owners, and by Financial Intermediaries to Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The master servicer, the special servicer, the trustee, the depositor and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Certificates will be Cede & Co. as nominee for DTC.

Voting Rights

      At all times during the term of the Pooling and Servicing Agreement, the voting rights for the series offered hereby (the "Voting Rights") shall be allocated among the respective classes of certificateholders in proportion to the Certificate Balances of their certificates. Voting Rights allocated to a class of certificateholders shall be allocated among such certificateholders in proportion to the Percentage Interests evidenced by their respective certificates.

Termination; Retirement of Certificates

      The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of:

      o the final payment (or advance in respect thereof) or other liquidation of the last mortgage loan or REO Property subject thereto; and

      o the purchase of all of the assets of the trust fund by the [master servicer or the depositor]. Written notice of termination of the Pooling and Servicing Agreement will be given to each certificateholder, and the final distribution will be made only upon surrender and cancellation of the certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

      Any such purchase by the [master servicer or the depositor] of all the mortgage loans and other assets in the trust fund is required to be made at a price equal to [the excess of]:

      o the sum of (i) the aggregate Purchase Price of all the mortgage loans (exclusive of REO Loans) then included in the trust fund and
            (ii) the aggregate fair market value of all REO Properties then included in the trust fund (which fair market value for any REO Property may be less than the Purchase Price for the corresponding REO Loan), as determined by an appraiser mutually agreed upon by the master servicer and the trustee, [over

      o the aggregate of amounts payable or reimbursable to the master servicer under the Pooling and Servicing Agreement].

      Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the master servicer or the depositor to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than [5]% of the Initial Pool Balance.

      On the final Distribution Date, the aggregate amount paid by the master servicer or the depositor, as the case may be, for the mortgage loans and other assets in the trust fund (if the trust fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the certificateholders (see "Description of the Pooling Agreements--Certificate Account" in the prospectus), will be applied generally as described above under "--Distributions--Payment Priorities," except that the distributions of principal described thereunder will, in the case of each class of certificates, be made, subject to available funds, in an amount equal to the related Certificate Balance then outstanding.

The Trustee

      [__________], a [__________], will act as trustee on behalf of the Certificateholders. [The master servicer will be responsible for the fees and normal disbursements of the trustee.] The offices of the trustee primarily responsible for the administration of the trust fund are located at __________. See "Description of the Pooling Agreements-- the trustee," "--Duties of the Trustee," "--Certain Matters Regarding the Trustee" and "--Resignation and Removal of the Trustee" in the prospectus.

                        YIELD AND MATURITY CONSIDERATIONS

Yield Considerations

      General. The yield on any Offered Certificate will depend on:

      o the Pass-Through Rate in effect from time to time for such certificate;

      o the price paid for such certificate and, if the price was other than par, the rate and timing of payments of principal on such certificate; and

      o     the aggregate amount of distributions on such certificate.

      Pass-Through Rate. The Pass-Through Rate applicable to each Class of Offered Certificates for any Distribution Date will equal [the weighted average of the applicable Effective Net Mortgage Rates]. Accordingly, the yield on the Offered Certificates will be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "--Yield Considerations--Rate and Timing of Principal Payments" below.

      Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on the mortgage loans (including principal prepayments on the mortgage loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate and timing of principal payments on the mortgage loans will in turn be affected by the amortization schedules thereof, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, or purchases of mortgage loans out of the trust fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the mortgage loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the mortgage loans. Defaults on the mortgage loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the mortgage loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein and "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans--Foreclosure" in the prospectus. Because the rate of principal payments on the mortgage loans will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

      The extent to which the yield to maturity of any class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such certificates are purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans are in turn distributed on such certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on such certificate could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such certificate could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal is made on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on such investor's Offered Certificates occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

      Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Losses and other shortfalls on the mortgage loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the Class C Certificates, to the extent of amounts otherwise distributable in respect of their certificates; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their certificates; and last, by the holders of the Class A Certificates. As more fully described herein under "Description of the Certificates--Distributions--Distributable Certificate Interest," Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a pro rata basis.

      Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment Premiums and amortization terms that require balloon payments), the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for rental properties in such areas, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" and "Description of the Mortgage Pool" herein and "Risk Factors" and "Yield and Maturity Considerations--Yield and Prepayment Considerations" in the prospectus.

      The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. The mortgage loans may be prepaid at any time and, in cases (approximately [___]% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

      Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell mortgaged properties prior to the exhaustion of tax depreciation benefits.

      The depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans, as to the relative importance of such factors, as to the percentage of the principal balance of the mortgage loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the mortgage loans.

      Delay in Payment of Distributions. Because monthly distributions will not be made to certificateholders until a date that is scheduled to be at least days and as many as days following the due dates for the mortgage loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

      Unpaid Distributable Certificate Interest. As described under "Description of the Certificates--Distributions--Payment Priorities" herein, if the portion of the Available Distribution Amount distributable in respect of interest on any class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such class, the shortfall will be distributable to holders of such class of certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such class of certificates for so long as it is outstanding.

Weighted Average Life

      The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the mortgage loans is paid or otherwise collected, which may be in the form of scheduled amortization, voluntary prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds.

      Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this prospectus supplement is the ["Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "[__]%," "[__]%," "[__]%" and "[__]%" assume that prepayments on the mortgage loans are made at those levels of CPR. There is no assurance, however, that prepayments of the mortgage loans will conform to any level of CPR, and no representation is made that the mortgage loans will prepay at the levels of CPR shown or at any other prepayment rate.]

      The following tables indicate the percentage of the initial Certificate Balance of each of the Class A Certificates and the Class B Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such class of certificates. The tables have been prepared on the basis of the following assumptions, among others:

      o scheduled monthly payments of principal and interest on the mortgage loans, in each case prior to any prepayment of the loan, will be timely received (with no defaults) and will be distributed on the [10th] day of each month commencing in [_______, 200[__]];

      o the Mortgage Rate in effect for each mortgage loan will remain in effect to maturity;

      o     all mortgage loans accrue and pay interest on a 30/360 basis;

      o the monthly principal and interest payment due for each mortgage loan on the first due date following the Cut-off Date will continue to be due on each due date until maturity;

      o any principal prepayments on the mortgage loans will be received on their respective due dates at the respective levels of CPR set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; and

      o the Mortgage Loan Seller will not be required to repurchase any mortgage loan, and neither [the master servicer nor the depositor] will exercise its option to purchase all the mortgage loans and thereby cause an early termination of the trust fund.

      To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables set forth below, the Class A Certificates or the Class B Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the mortgage loans will prepay at any constant rate until maturity or that all the mortgage loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the mortgage loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the mortgage loans may be expected to prepay. Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent Of The Initial Certificate Balance Of The
                   Class A Certificates At The Respective CPRS
                                Set Forth Below:

               Date                      0%    [___]%   [___]%   [___]%   [___]%
-----------------------------------   ------   ------   ------   ------   ------
Delivery Date .....................    100.0    100.0    100.0    100.0    100.0
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
Weighted Average Life (year)(A) ...

----------

(A)   The weighted average life of a Class A Certificate is determined by:

      o multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date;

      o     summing the results; and

      o dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.

      Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent Of The Initial Certificate Balance Of The
                   Class B Certificates At The Respective CPRS
                                Set Forth Below:

               Date                      0%    [___]%   [___]%   [___]%   [___]%
-----------------------------------   ------   ------   ------   ------   ------
Delivery Date .....................    100.0    100.0    100.0    100.0    100.0
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
   [_______] 10, 20[_] ............
Weighted Average Life (year)(A) ...

----------

(A)   The weighted average life of a Class B Certificate is determined by:

      o multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date;

      o     summing the results; and

      o dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      Upon the issuance of the Offered Certificates, [Cadwalader, Wickersham & Taft LLP][Latham & Watkins LLP,] counsel to the depositor, will deliver the following opinion: Assuming the making of a proper election, compliance with the provisions of the Pooling and Servicing Agreement and other related documents and no amendments thereof, the accuracy of all representations made with respect to the mortgage loans and compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, for federal income tax purposes, the trust fund will qualify as a "real estate mortgage investment conduit" (a "REMIC") within the meaning of Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986 (the "Code"), and the Class A, Class B and Class C Certificates, (collectively, "REMIC Regular Certificates") will evidence "regular interests" in such REMIC within the meaning of the REMIC Provisions in effect on the date hereof.

      The [____] Certificates [may] [will] [will not] be treated as having been issued with original issue discount for Federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of [original issue discount,] market discount and premium, if any, for Federal income tax purposes will be based on the assumption that subsequent to the date of any determination the mortgage loans will prepay at a rate equal to [a CPR of [____]%]. No representation is made that the mortgage loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" in the prospectus.

      The [____] Certificates may be treated for Federal income tax purposes as having been issued at a premium. Whether any holder of [either] such class of certificates will be treated as holding a certificate with amortizable bond premium will depend on such certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such certificateholder. Holders of [each] such class of certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Premium" in the Prospectus.

      The Offered Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" within the meaning of
Section 856(c)(5)(B) of the Code, and interest (including original issue discount, if any) on the Offered Certificates will be interest described in
Section 856(c)(3)(B) of the Code. Moreover, the Offered Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Status of REMIC Certificates" in the Prospectus.

      For further information regarding the Federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates" in the Prospectus.

                             METHOD OF DISTRIBUTION

      Subject to the terms and conditions set forth in an Underwriting Agreement, dated [_________], 200[__] (the "Underwriting Agreement"), [_________] has agreed to purchase and the depositor has agreed to sell to the underwriter each class of the Offered Certificates. It is expected that delivery of the Certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC on or about [_________], 200[__], against payment therefor in immediately available funds.

      The Underwriting Agreement provides that the obligation of the underwriter to pay for and accept delivery of its certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the depositor's registration statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

      The distribution of the Offered Certificates by the underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the depositor from the sale of the Offered Certificates, before deducting expenses payable by the depositor, will be approximately [___]% of the aggregate Certificate Balance of the Offered Certificates plus accrued interest thereon from the Cut-off Date. The underwriter may effect such transactions by selling its certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the underwriter may be deemed to have received compensation from the depositor in the form of underwriting compensation. The underwriter and any dealers that participate with such underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

      The Underwriting Agreement provides that the depositor will indemnify the underwriter, and that under limited circumstances the underwriter will indemnify the depositor, against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments required to be made in respect thereof.

      There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of ongoing information available to investors concerning the Offered Certificates will be the monthly statements discussed in the prospectus under "Description of the Certificates--Reports to Certificateholders," which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement. Except as described herein under "Description of the Certificates--Reports to Certificateholders; Certain Available Information," there can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

                                  LEGAL MATTERS

      Certain legal matters relating to the Certificates will be passed upon for the underwriter by [_________]. Certain federal income tax matters and other matters will be passed upon for the depositor by [Cadwalader, Wickersham & Taft LLP][Latham & Watkins LLP].

                                     RATING

      It is a condition to issuance that the Class A Certificates be rated not lower than "[_______]," and the Class B Certificates be rated not lower than "[_______]," by [_______].

      A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding the likelihood or frequency of prepayments (whether voluntary or involuntary) on the Mortgage Loans.

      There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to any class thereof and, if so, what such rating would be. A rating assigned to any class of Offered Certificates by a rating agency that has not been requested by the depositor to do so may be lower than the rating assigned thereto by [_______].

      The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

                         LEGAL INVESTMENT CONSIDERATIONS

      The Class [___] Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), so long as they are rated in one of the two highest rating categories by [S&P] [Moody's] [Fitch] [or another] [at least one] nationally recognized statistical rating organization. The other classes of Certificates will not constitute "mortgage related securities" for purposes of SMMEA and, as a result, the appropriate characterization of those classes of Certificates under various legal investment restrictions, and the ability of investors subject to these restrictions to purchase those classes are subject to significant interpretive uncertainties.

      Except as to the status of certain classes of Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the certificates under applicable legal investment restrictions. Investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

      See "Legal Investment Considerations" in the Prospectus.

                          CERTAIN ERISA CONSIDERATIONS

      A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA, or Section 4975 of the Code (each, an "ERISA Plan") should review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

      Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and church plans (as defined in Section 3(33) of ERISA and provided no election has been made under Section 410(d) of the Code), are not subject to the restrictions of ERISA or the Code. However, such plans (collectively with ERISA Plans, "Plans") may be subject to the provisions of applicable federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code.

      The U.S. Department of Labor issued to [underwriter] an individual prohibited transaction exemption, Prohibited Transaction Exemption (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 501(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A and Class B Certificates (the "ERISA Eligible Certificates"), underwritten by an underwriter, provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "Certain ERISA Considerations," the term "underwriter" shall include:

      o     [underwriter];

      o any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with [underwriter]; and

      o any member of the underwriting syndicate or selling group of which a person described in the first two bullet points is a manager or co-manager with respect to the ERISA Eligible Certificate.

      The Exemption sets forth five general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the ERISA Eligible Certificates to be eligible for exemptive relief thereunder.

      First, the acquisition of the ERISA Eligible Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

      Second, the ERISA Eligible Certificates at the time of acquisition by the Plan must be rated in one of the four highest generic rating categories by Standard & Poor's Ratings Services ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings, Inc. ("Fitch").

      Third, the trustee cannot be an affiliate of any other member of the Restricted Group other than an underwriter; the "Restricted Group" consists of any underwriter, the depositor, the trustee, the master servicer, the special servicer, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the ERISA Eligible Certificates.

      Fourth, the sum of all payments made to and retained by the underwriter must represent not more than reasonable compensation for underwriting the ERISA Eligible Certificates; the sum of all payments made to and retained by the depositor pursuant to the assignment of the mortgage loans to the trust fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the master servicer, the special servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith.

      Fifth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      It is a condition of the issuance of the ERISA Eligible Certificates that they be rated not lower than "[__]" by [___] , thus satisfying the second general condition set forth above. As of the Delivery Date, the third general condition set forth above will be satisfied with respect to the ERISA Eligible Certificates. A fiduciary of a Plan contemplating purchasing an ERISA Eligible Certificate in the secondary market must make its own determination that, at the time of such purchase, the ERISA Eligible Certificates continue to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating purchasing an ERISA Eligible Certificate, whether in the initial issuance of such Certificates or in the secondary market, must make its own determination that the first, fourth and fifth general conditions set forth above will be satisfied with respect to such ERISA Eligible Certificate.

      The Exemption also requires that the Trust Fund meet the following requirements:

      o the trust fund must consist solely of assets of the type that have been included in other investment pools;

      o certificates in such other investment pools must have been rated in one of the four highest categories of Standard & Poor's, Moody's or Fitch for at least one year prior to the Plan's acquisition of ERISA Eligible Certificates; and

      o certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of ERISA Eligible Certificates.

      If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with:

      o the direct or indirect sale, exchange or transfer of ERISA Eligible Certificates in the initial issuance of certificates between the depositor or an underwriter and a Plan when the depositor, the underwriter, the trustee, the master servicer, the special servicer, a sub-servicer or a mortgagor is a Party in Interest with respect to the investing Plan;

      o the direct or indirect acquisition or disposition in the secondary market of the ERISA Eligible Certificates by a Plan; and

      o     the holding of ERISA Eligible Certificates by a Plan.

      However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

      If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with:

      o the direct or indirect sale, exchange or transfer of ERISA Eligible Certificates in the initial issuance of Certificates between the depositor or an underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person;

      o the direct or indirect acquisition or disposition in the secondary market of ERISA Eligible Certificates by a Plan; and

      o     the holding of Class A Certificates by a Plan.

      Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool.

      The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (a) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of ERISA Eligible Certificates.

      Before purchasing an ERISA Eligible Certificate, a fiduciary of a Plan should itself confirm that (i) the ERISA Eligible Certificates constitute "securities" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "Certain ERISA Considerations" in the prospectus. A purchaser of an ERISA Eligible Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.

      Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

                         INDEX OF PRINCIPAL DEFINITIONS

3

30/360 basis ......................................................         S-38

A

Accrued Certificate Interest ......................................         S-39
Available Distribution Amount .....................................         S-36

C

Certificate Account ...............................................         S-33
Certificate Registrar .............................................         S-34
Certificateholders ................................................         S-22
Clearstream .......................................................         S-34
Clearstream Participants ..........................................         S-36
Closing Date ......................................................         S-23
Code ..............................................................         S-48
Collateral Support Deficit ........................................         S-40
Condemnation Proceeds .............................................         S-37
Cut-off Date ......................................................         S-22
Cut-off Date Balance ..............................................         S-22

D

Debt Service Coverage Ratio .......................................         S-27
Definitive Certificate ............................................         S-34
Depositaries ......................................................         S-35
Determination Date ................................................         S-37
Distributable Certificate Interest ................................         S-38
Distributable Principal ...........................................         S-39
Distribution Date .................................................         S-36
Distribution Date Statement .......................................         S-42
Due Period ........................................................         S-37

E

ERISA .............................................................         S-13
ERISA Eligible Certificates .......................................         S-50
ERISA Plan ........................................................         S-50
Euroclear Participants ............................................         S-36
Exemption .........................................................         S-50

F

Fitch .............................................................         S-50
Form 8-K ..........................................................         S-29

I

Indirect Participants .............................................         S-35
Initial Pool Balance ..............................................         S-22
Insurance Proceeds ................................................         S-37

L

Liquidation Proceeds ..............................................         S-37
LTV Ratio .........................................................         S-26

M

Master Servicing Fee ..............................................         S-31
Moody's ...........................................................         S-50
Mortgage Loan .....................................................         S-40
Mortgage Loan Seller ..............................................         S-23
Mortgage Loans ....................................................         S-40
Mortgage Pool .....................................................         S-40

N

Net Aggregate Prepayment Interest Shortfall .......................         S-38
Net Mortgage Rate .................................................         S-38
Net Operating Income ..............................................         S-27
Nonrecoverable Advance ............................................         S-42

O

Offered Certificates ..............................................         S-34
Ownership Percentage ..............................................         S-39

P

P&I Advance .......................................................         S-41
Participants ......................................................         S-34
Plans .............................................................         S-50
Prepayment Interest Excess ........................................         S-32
Prepayment Interest Shortfall .....................................         S-32
Prepayment Premiums ...............................................         S-23
Purchase Agreement ................................................         S-23
Purchase Price ....................................................         S-29

R

Record Date .......................................................         S-36
Reimbursement Rate ................................................         S-42
Related Proceeds ..................................................         S-42
REMIC .............................................................         S-48
REMIC Provisions ..................................................         S-48
REMIC Regular Certificates ........................................         S-48
REO Loan ..........................................................         S-40
REO Loans .........................................................         S-40
REO Property ......................................................         S-30
Restricted Group ..................................................         S-51
Rules .............................................................         S-35

S

Scheduled Principal Distribution Amount ...........................         S-39

Servicing Fees ....................................................         S-31
Similar Law .......................................................         S-50
SMMEA .............................................................   S-13, S-49
Special Servicing Fee .............................................         S-31
Specially Serviced Mortgage Assets ................................         S-30
Specially Serviced Mortgage Loans .................................         S-30
Standard & Poor's .................................................         S-50
Stated Principal Balance ..........................................         S-39

T

Terms and Conditions ..............................................         S-36

U

Underwriting Agreement ............................................         S-48
Unscheduled Principal Distribution Amount .........................         S-39

V

Voting Rights .....................................................         S-43

W

Workout Fee .......................................................         S-31
Workout Fee Rate ..................................................         S-31

                                     ANNEX A

                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

===========================================================  ===========================================================

No dealer,  salesman or other person has been authorized to
give any  information  or to make any  representations  not
contained in this prospectus  supplement and the prospectus
and, if given or made, such information or  representations
must not be relied  upon as having been  authorized  by the
depositor   or  by   the   underwriter.   This   prospectus
supplement  and the  prospectus do not  constitute an offer
to  sell,  or a  solicitation  of  an  offer  to  buy,  the
securities  offered hereby to anyone in any jurisdiction in
which the person making such offer or  solicitation  is not
qualified  to do so or to anyone to whom it is  unlawful to
make any such offer or  solicitation.  Neither the delivery
of this  prospectus  supplement  and the prospectus nor any
sale made hereunder shall, under any circumstances,  create
an  implication  that  information  herein  or  therein  is
correct  as of any time  since the date of this  prospectus
supplement or the prospectus.

              ------------------------------

                     TABLE OF CONTENTS

                   PROSPECTUS SUPPLEMENT
Risk Factors...........................................S-15                     $[______] (Approximate)
Description of the Mortgage Pool.......................S-22
Servicing of the Mortgage Loans........................S-30
Description of the Certificates........................S-33
Yield and Maturity Considerations......................S-44                              [LOGO]
Certain Federal Income Tax Consequences................S-47                        COMM 200[_]-[____]
Method of Distribution.................................S-48
Legal Matters..........................................S-49
Rating.................................................S-49
Legal Investment Considerations........................S-49                 Commercial Mortgage Pass-Through
Certain ERISA Considerations...........................S-50                            Certificates
Index of Principal Definitions.........................S-53
Annex A - Certain Characteristics of the Mortgage
   Loans................................................A-1

                        PROSPECTUS                                           Class A Certificates $[_______]
Important Notice About Information in This Prospectus                        Class B Certificates $[_______]
   and the Accompanying Prospectus Supplement............ii
Incorporation of Certain Information by Reference
   and Available Information.............................ii
Summary of Prospectus.....................................6
Risk Factors.............................................13           ------------------------------------------------
Description of the Trust Funds...........................23                        Prospectus Supplement
Yield and Maturity Considerations........................30           ------------------------------------------------
The Depositor............................................35
Description of the Certificates..........................36
Description of the Pooling Agreements....................43
Description of Credit Support............................61                            [UNDERWRITER]
Certain Legal Aspects of Mortgage Loans..................63
Certain Federal Income Tax Consequences..................74
Federal Income Tax Consequences for REMIC Certificates...75
Federal Income Tax Consequences for Certificates as                              DATED [__________], 200[__]
   to which No REMIC Election is Made....................95
State Tax and Other Considerations......................101
Certain ERISA Considerations............................102
Legal Investment........................................106
Use of Proceeds.........................................108
Method of Distribution..................................108
Legal Matters...........................................109
Financial Information...................................109
Rating..................................................110
Index of Defined Terms..................................111


Until  ninety  days  after  the  date  of  this  Prospectus
Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

===========================================================  ===========================================================

                Deutsche Mortgage & Asset Receiving Corporation,
                                    Depositor

                 Commercial Mortgage Pass-Through Certificates,
                     (Issuable in Series By Separate Trusts)

                                   ----------

      Deutsche Mortgage & Asset Receiving Corporation will periodically offer commercial mortgage pass-through certificates in separate series. We will offer the certificates through this prospectus and a separate prospectus supplement for each series. Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund that we will form. The primary assets of each trust fund will consist of:

      o     various types of multifamily or commercial mortgage loans,

      o mortgage participations, pass-through certificates or other mortgaged-backed securities that evidence interests in one or more of various types of multifamily or commercial mortgage loans, or

      o     a combination of the assets described above.

      The offered certificates will not represent an interest in or an obligation of us or any of our affiliates. Neither the offered certificates nor the assets of the related trust fund will be guaranteed or insured by us or any of our affiliates or, unless the related prospectus supplement specifies otherwise, by any governmental agency of instrumentality.

      Neither the Securities and Exchange Commission nor any state securities regulators have approved or disapproved of the offered certificates or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      You should review the information appearing on page 13 in this prospectus under the caption "Risk Factors" and under the caption "risk factors" in the related prospectus supplement before purchasing any offered certificate.

      We may offer the offered certificates of any series through one or more different methods, including offerings through underwriters, as described under "Method of Distribution" in this prospectus and in the related prospectus supplement. There will be no secondary market for the offered certificates of any series prior to the offering thereof. We cannot assure you that a secondary market for any offered certificates will develop or, if it does develop, that it will continue. Unless the related prospectus supplement provides otherwise, the certificates will not be listed on any securities exchange.

      This prospectus may not be used to consummate sales of the offered certificates of any series unless accompanied by the prospectus supplement for that series.

                                   ----------

                  The date of this prospectus is June 30, 2005

            Important Notice About Information In This Prospectus And
                     The Accompanying Prospectus Supplement

      Information about the certificates being offered to you is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to the series of certificates offered to you; and (b) the accompanying prospectus supplement, which describes the specific terms of the series of certificates offered to you. If the terms of the certificates offered to you vary between this prospectus and the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

      Further, you should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different. In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

   Incorporation of Certain Information By Reference and Available Information

      With respect to any series of certificates by this prospectus, there are incorporated herein by reference all documents and reports filed by or on behalf of Deutsche Mortgage & Asset Corporation with respect to the related trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, that relate specifically to such series of certificates. Deutsche Mortgage & Asset Receiving Corporation will provide without charge to any beneficial owner to whom this prospectus is delivered in connection with the offering of one or more classes of offered certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such offered certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests for this information should be directed in writing to the Deutsche Mortgage & Asset Receiving Corporation at 60 Wall Street, New York, New York 10005, Attention: Secretary, or by telephone at
(212) 250-2500.

      Deutsche Mortgage & Asset Receiving Corporation has filed with the Securities and Exchange Commission a registration statement (of which this prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the prospectus supplement relating to each series of offered certificates contain summaries of the material terms of the documents referred to in this prospectus and such prospectus supplement, but do not contain all of the information set forth in the registration statement pursuant to the rules and regulations of the Securities and Exchange Commission. In addition, Deutsche Mortgage & Asset Receiving Corporation will file or cause to be filed with the Securities and Exchange Commission such periodic reports with respect to each trust fund as are required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

      You can read and copy any document filed by Deutsche Mortgage Asset & Receiving Corporation at prescribed rates at the Securities and Exchange Commission's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Copies of such material can also be obtained electronically through the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval system at the Securities and Exchange Commission's Web site (http://www.sec.gov).

                                TABLE OF CONTENTS

SUMMARY OF PROSPECTUS ....................................................     6
RISK FACTORS .............................................................    13
   The Lack of Liquidity May Make it Difficult for You to Resell Your
      Offered Certificates and May Have an Adverse Effect on the Market
      Value of Your Offered Certificates .................................    13
   The Trust Fund's Assets May Be Insufficient To Allow For Payment In
      Full On Your Certificates ..........................................    13
   Any Credit Support for Your Offered Certificates May Be Insufficient
      to Protect You Against All Potential Losses ........................    14
   Prepayments May Reduce The Average Life of Your Certificates ..........    14
   Prepayments May Reduce the Yield on Your Certificates .................    15
   Ratings Do Not Guaranty Payment .......................................    15
   Commercial and Multifamily Mortgage Loans Are Subject to Certain
      Risks Which Could Adversely Affect the Performance of Your Offered
      Certificates .......................................................    16
   Some Certificates May Not Be Appropriate for ERISA Plans ..............    21
   Residual Interests in a Real Estate Mortgage Investment Conduit Have
      Adverse Tax Consequences ...........................................    21
   Certain Federal Tax Considerations Regarding Original Issue Discount ..    21
   Bankruptcy Proceedings Entail Certain Risks ...........................    21
   Book-Entry System for Certain Classes May Decrease Liquidity and
      Delay Payment ......................................................    22
   Inclusion of Delinquent and Nonperforming Mortgage Loans in a
      Mortgage Asset Pool ................................................    23
   Termination of the Trust Fund Could Affect the Yield on Your Offered
      Certificates .......................................................    23
DESCRIPTION OF THE TRUST FUNDS ...........................................    23
   General ...............................................................    23
   Mortgage Loans ........................................................    24
   MBS ...................................................................    28
   Certificate Accounts ..................................................    30
   Credit Support ........................................................    30
   Cash Flow Agreements ..................................................    30
YIELD AND MATURITY CONSIDERATIONS ........................................    31
   General ...............................................................    31
   Pass-Through Rate .....................................................    31
   Payment Delays ........................................................    31
   Certain Shortfalls in Collections of Interest .........................    31
   Yield and Prepayment Considerations ...................................    32
   Weighted Average Life and Maturity ....................................    33
   Other Factors Affecting Yield, Weighted Average Life and Maturity .....    34
THE DEPOSITOR ............................................................    36
DESCRIPTION OF THE CERTIFICATES ..........................................    36
   General ...............................................................    36
   Distributions .........................................................    37
   Distributions of Interest on the Certificates .........................    37
   Distributions of Principal of the Certificates ........................    38
   Distributions on the Certificates in Respect of Prepayment Premiums
      or in Respect of Equity Participations .............................    39
   Allocation of Losses and Shortfalls ...................................    39
   Advances in Respect of Delinquencies ..................................    39
   Reports to Certificateholders .........................................    40
   Voting Rights .........................................................    41
   Termination ...........................................................    41
   Book-Entry Registration and Definitive Certificates ...................    42
DESCRIPTION OF THE POOLING AGREEMENTS ....................................    44
   General ...............................................................    44
   Assignment of Mortgage Loans; Repurchases .............................    44
   Representations and Warranties; Repurchases ...........................    46
   Collection and Other Servicing Procedures .............................    47

   Sub-Servicers .........................................................    48
   Certificate Account ...................................................    49
   Modifications, Waivers and Amendments of Mortgage Loans ...............    51
   Realization upon Defaulted Mortgage Loans .............................    52
   Hazard Insurance Policies .............................................    53
   Due-on-Sale and Due-on-Encumbrance Provisions .........................    54
   Servicing Compensation and Payment of Expenses ........................    54
   Evidence as to Compliance .............................................    55
   Certain Matters Regarding the Master Servicer, the Special Servicer,
      the REMIC Administrator and the Depositor ..........................    55
   Events of Default .....................................................    56
   Rights upon Event of Default ..........................................    57
   Amendment .............................................................    58
   List of Certificateholders ............................................    59
   The Trustee ...........................................................    59
   Duties of the Trustee .................................................    59
   Certain Matters Regarding the Trustee .................................    59
   Resignation and Removal of the Trustee ................................    60
DESCRIPTION OF CREDIT SUPPORT ............................................    61
   General ...............................................................    61
   Subordinate Certificates ..............................................    61
   Cross-Support Provisions ..............................................    62
   Insurance or Guarantees with Respect to Mortgage Loans ................    62
   Letter of Credit ......................................................    62
   Certificate Insurance and Surety Bonds ................................    62
   Reserve Funds .........................................................    62
   Credit Support with Respect to MBS ....................................    63
   Interest Rate Exchange, Cap and Floor Agreements ......................    63
CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS ..................................    63
   General ...............................................................    63
   Types of Mortgage Instruments .........................................    64
   Leases and Rents ......................................................    64
   Personalty ............................................................    64
   Foreclosure ...........................................................    65
   Bankruptcy Laws .......................................................    67
   Environmental Considerations ..........................................    70
   Due-on-Sale and Due-on-Encumbrance Provisions .........................    72
   Junior Liens; Rights of Holders of Senior Liens .......................    72
   Subordinate Financing .................................................    72
   Default Interest and Limitations on Prepayments .......................    72
   Applicability of Usury Laws ...........................................    73
   Certain Laws and Regulations ..........................................    73
   Americans with Disabilities Act .......................................    73
   Servicemembers Civil Relief Act .......................................    73
   Forfeitures in Drug and RICO Proceedings ..............................    74
CERTAIN FEDERAL INCOME TAX CONSEQUENCES ..................................    75
FEDERAL INCOME TAX CONSEQUENCES FOR REMIC CERTIFICATES ...................    75
   General ...............................................................    75
   Status of REMIC Certificates ..........................................    76
   Qualification as a REMIC ..............................................    76
   Taxation of Regular Certificates ......................................    78
      General ............................................................    78
      Original Issue Discount ............................................    78
      Acquisition Premium ................................................    80
      Variable Rate Regular Certificates .................................    80
      Deferred Interest ..................................................    81

      Market Discount ....................................................    81
      Premium ............................................................    82
      Election to Treat All Interest Under the Constant Yield Method .....    82
      Sale or Exchange of Regular Certificates ...........................    83
      Treatment of Losses ................................................    83
   Taxation of Residual Certificates .....................................    84
      Taxation of REMIC Income ...........................................    84
      Basis and Losses ...................................................    85
      Treatment of Certain Items of REMIC Income and Expense .............    86
      Limitations on Offset or Exemption of REMIC Income .................    86
      Tax-Related Restrictions on Transfer of Residual Certificates ......    87
      Sale or Exchange of a Residual Certificate .........................    90
      Mark to Market Regulations .........................................    91
   Taxes that May be Imposed on the REMIC Pool ...........................    91
      Prohibited Transactions ............................................    91
      Contributions to the REMIC Pool After the Startup Day ..............    92
      Net Income from Foreclosure Property ...............................    92
   Liquidation of the REMIC Pool .........................................    92
   Administrative Matters ................................................    92
   Limitations on Deduction of Certain Expenses ..........................    93
   Taxation of Certain Foreign Investors .................................    93
      Regular Certificates ...............................................    93
      Residual Certificates ..............................................    94
   Backup Withholding ....................................................    94
   Reporting Requirements ................................................    95
FEDERAL INCOME TAX CONSEQUENCES FOR CERTIFICATES AS TO WHICH NO REMIC
   ELECTION IS MADE ......................................................    96
   Standard Certificates .................................................    96
      General ............................................................    96
      Tax Status .........................................................    96
      Premium and Discount ...............................................    97
      Recharacterization of Servicing Fees ...............................    97
      Sale or Exchange of Standard Certificates ..........................    98
   Stripped Certificates .................................................    98
      General ............................................................    98
      Status of Stripped Certificates ....................................   100
      Taxation of Stripped Certificates ..................................   100
   Reporting Requirements and Backup Withholding .........................   102
   Taxation of Certain Foreign Investors .................................   102
   Reportable Transactions ...............................................   102
STATE, LOCAL AND OTHER TAX CONSEQUENCES ..................................   103
CERTAIN ERISA CONSIDERATIONS .............................................   103
   General ...............................................................   103
   Plan Asset Regulations ................................................   103
   Prohibited Transaction Exemptions .....................................   104
   Tax Exempt Investors ..................................................   107
LEGAL INVESTMENT .........................................................   107
USE OF PROCEEDS ..........................................................   109
METHOD OF DISTRIBUTION ...................................................   109
LEGAL MATTERS ............................................................   110
FINANCIAL INFORMATION ....................................................   111
RATING ...................................................................   111
INDEX OF DEFINED TERMS ...................................................   112

--------------------------------------------------------------------------------

                              SUMMARY OF PROSPECTUS

      This summary highlights selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. To understand all of the terms of an offering of certificates, read this entire document and the accompanying prospectus supplement carefully.

Securities Offered ........   Mortgage pass-through certificates, issuable in
                              series. Each series of certificates will represent beneficial ownership in a trust fund. Each trust fund will own a segregated pool of certain mortgage assets, described below under "--The
                              Mortgage Assets."

                                Relevant Parties

Who We Are ................   Deutsche Mortgage & Asset Receiving Corporation, a
                              Delaware corporation. See "The Depositor." Our principal offices are located at 60 Wall Street, New York, New York 10005. Our telephone number is
                              (212) 250-2500.

Trustee ...................   The trustee for each series of certificates will
                              be named in the related prospectus supplement. See
                              "Description of the Pooling Agreements--The
                              Trustee."

Master Servicer ...........   If a trust fund includes mortgage loans, then the
                              master servicer, for the corresponding series of certificates will be named in the related prospectus supplement. See "Description of the Pooling Agreements--Certain Matters Regarding the
                              Master Servicer, the Special Servicer, the REMIC
                              Administrator and the Depositor."

Special Servicer ..........   If a trust fund includes mortgage loans, then the
                              special servicer for the corresponding series of certificates will be named, or the circumstances under which a special servicer may be appointed will be described, in the related prospectus supplement. See "Description of the Pooling
                              Agreements--Collection and Other Servicing
                              Procedures."

MBS Administrator .........   If a trust fund includes mortgage-backed
                              securities, then the entity responsible for administering such mortgage-backed securities will be named in the related prospectus supplement.

REMIC Administrator .......   The person responsible for the various tax-related
                              administration duties for a series of certificates as to which one or more REMIC elections have been made, will be named in the related prospectus supplement. See "Description of the Pooling
                              Agreements--Certain Matters Regarding the Master
                              Servicer, the Special Servicer, the REMIC
                              Administrator and the Depositor."

                       Information About The Mortgage Pool

The Mortgage Assets .......   The mortgage assets will be the primary assets of
                              any trust fund. The mortgage assets with respect to each series of certificates will, in general, consist:

                              o various types of multifamily or commercial mortgage loans,

                              o  mortgage participations, pass-through
                                 certificates or other mortgaged-backed
                                 securities that evidence interests in one or more of various types of multifamily or commercial mortgage loans, or

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                                       6
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                              o  a combination of the assets described above.

                              The mortgage loans will not be guaranteed or insured by us or any of our affiliates or, unless the related prospectus supplement specifies otherwise, by any governmental agency or instrumentality or by any other person. If the related prospectus supplement so provides, some mortgage loans may be delinquent or nonperforming as of the date the related trust fund is formed.

                              If the related prospectus supplement so provides, a mortgage loan:

                              o may provide for no accrual of interest or for accrual of interest at an interest rate that is fixed over its term, that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed interest rate, or from a fixed to an adjustable rate,

                              o may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the interest rate or to reflect the occurrence of certain events, and may permit negative amortization,

                              o may be fully amortizing or may be partially amortizing or nonamortizing, with a balloon payment due on its stated maturity date,

                              o may prohibit over its term or for a certain period prepayments and/or require payment of a premium or a yield maintenance payment in connection with certain prepayments, and

                              o may provide for payments of principal, interest or both, on regular due dates or at such other interval as is specified in the related prospectus supplement.

                              Each mortgage loan will have had an original term to maturity of not more than 40 years. We will not originate any mortgage loans. See "Description of the Trust Funds--Mortgage Loans."

                              If any mortgage loan, or group of related mortgage loans, constitutes a concentration of credit risk, financial statements or other financial information with respect to the related mortgaged property or mortgaged properties will be included in the related Prospectus Supplement. See "Description of the Trust Funds--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements."

                              If the related prospectus supplement so specifies, the mortgage assets with respect to a series of certificates may also include, or consist of, mortgage participations, mortgage pass-through certificates and/or other mortgage-backed securities, that evidence an interest in, or are secured by a pledge of, one or more mortgage loans that conform to the descriptions of the mortgage loans contained in this prospectus and which may or may not be issued, insured or guaranteed by the United States or an agency or instrumentality thereof. See "Description of the Trust Funds--MBS."

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                                       7
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                       Information About The Certificates

The Certificates ..........   Each series of certificates will be issued in one
                              or more classes pursuant to a pooling and servicing agreement or other agreement specified in the related prospectus supplement and will represent in the aggregate the entire beneficial ownership interest in the related trust fund.

                              The certificates of each series may consist of one or more classes of certificates that, among other things:

                              o are senior or subordinate to one or more other classes of certificates in entitlement to certain distributions on the certificates;

                              o are entitled to distributions of principal with disproportionate, nominal or no distributions of interest;

                              o are entitled to distributions of interest, with disproportionate nominal or no distributions of principals;

                              o provide for distributions of interest or principal that commence only after the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series;

                              o provide for distributions of principal to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust fund;

                              o provide for distributions of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or

                              o provide for distribution based on collections on the mortgage assets in the related trust fund attributable to prepayment premiums, yield maintenance payments or equity participations.

                              If so specified in the related prospectus supplement, a series of certificates may include one or more "controlled amortization classes," which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule. See "Risk Factors--Prepayments May Reduce the Average Life of Your Certificates" and "--Prepayments May Reduce the Yield on Your Certificates."

                              If the related prospectus supplement so provides, a class of certificates may have two or more component parts, each having characteristics that are otherwise described in this prospectus as being attributable to separate and distinct classes.

                              The certificates will not be guaranteed or insured by us or any of our affiliates, by any governmental agency or instrumentality or by any other person or entity, unless the related prospectus supplement specifies otherwise. See "Risk Factors -- Limited Assets."

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                                       8
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Distributions of
   Interest on the
   Certificates ...........   Each class of certificates, other than certain
                              classes of principal-only certificates and certain classes of residual certificates, will accrue interest on its certificate balance or, in the case of certain classes of interest-only certificates, on a notional amount, based on a fixed, variable or adjustable interest rate. The related prospectus supplement will specify the certificate balance, notional amount and/or pass-through rate (or, in the case of a variable or adjustable pass-through rate, the method for determining such rate), as applicable, for each class of offered certificates.

                              Distributions of interest with respect to one or more classes of certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of certificates, and interest accrued with respect to a class of such certificates prior to the occurrence of such an event will either be added to the certificate balance thereof or otherwise deferred as described in the related prospectus supplement. Distributions of interest with respect to one or more classes of certificates may be reduced to the extent of certain delinquencies, losses and other contingencies described in this prospectus and in the related prospectus supplement. See "Risk Factors --Prepayments May Reduce the Average Life of Your Certificates" and "--Prepayments May Reduce the Yield on Your Certificates," "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest" and "Description of the Certificates--Distributions of Interest on the Certificates."

Distributions of
   Principal of the
   Certificates ...........   Each class of certificates of each series (other
                              than certain classes of interest-only certificates and certain classes of residual certificates) will have a certificate balance. The certificate balance of a class of certificates outstanding from time to time will represent the maximum amount that you are then entitled to receive in respect of principal from future cash flow on the assets in the related trust fund. As described in each prospectus supplement, distributions of principal with respect to the related series of certificates will be made on each distribution date to the holders of the class or classes of certificates of such series until the certificate balances of such certificates have been reduced to zero.

                              As described in each prospectus supplement, distributions of principal with respect to one or more classes of certificates:

                              o may be made at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust fund;

                              o may not commence until the occurrence of certain events, such as the retirement of one or more other classes or certificates of the same series; or

                              o may be made, subject to certain limitations, based on a specified principal payment schedule.

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                                       9

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                              Unless the related prospectus supplement provides
                              otherwise, distributions of principal of any class of offered certificates will be made on a pro rata basis among all of the certificates of such class. See "Description of the
                              Certificates--Distributions of Principal of the Certificates."

Credit Support and Cash
   Flow Agreements ........   Partial or full protection against certain
                              defaults and losses on the mortgage assets in the related trust fund may be provided to one or more classes of certificates of the related series in the form of subordination of one or more other classes of certificates of such series or by one or more other types of credit support, which may include:

                              o  a letter of credit,

                              o  a surety bond,

                              o  an insurance policy,

                              o  a guarantee,

                              o  a reserve fund, or

                              o  a combination of the items described above.

                              In addition, a trust fund may include:

                              o guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate; or

                              o interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the mortgage assets or on one or more classes of certificates.

                              The related prospectus supplement for a series of offered certificates will provide certain relevant information regarding any applicable credit support or cash flow agreement. See "Risk Factors--Any Credit Support For Your Offered Certificates May Be Insufficient to Protect You Against All Potential Losses," "Description of the Trust Funds--Credit Support" and "--Cash Flow Agreements" and "Description of Credit Support."

Advances ..................   If the related prospectus supplement so provides,
                              the master servicer, the special servicer, the trustee, any provider of credit support and/or any other specified person may be obligated to make, or have the option of making, certain advances with respect to delinquent scheduled payments of principal and/or interest on mortgage loans included in the related trust fund. Any such advances made with respect to a particular mortgage loan will be reimbursable from subsequent recoveries in respect of such mortgage loan and otherwise to the extent described in this prospectus and in the related prospectus supplement. See "Description of the
                              Certificates--Advances in Respect of
                              Delinquencies." Any entity making advances may be entitled to receive interest on such advances, which will be payable

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                                       10
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                              from amounts in the related trust fund. See
                              "Description of the Certificates--Advances in Respect of Delinquencies."

                              If a trust fund includes mortgage participations, pass-through certificates or mortgage-backed securities, the related prospectus supplement will describe any comparable advancing obligation of a party to the related pooling and servicing agreement, or of a party to the related indenture or similar agreement.

Optional Termination ......   If the related prospectus supplement so provides,
                              a series of certificates may be subject to optional early termination through the repurchase of the mortgage assets in the related trust fund by the party or parties specified in the related prospectus supplement, under the circumstances and in the manner set forth in the related prospectus supplement. If the related prospectus supplement so provides, upon the reduction of the certificate balance of a specified class or classes of certificates by a specified percentage or amount or upon a specified date, a party specified in such prospectus supplement may be authorized or required to solicit bids for the purchase of all of the mortgage assets of the related trust fund, or of a sufficient portion of such mortgage assets to retire such class or classes, under the circumstances and in the manner set forth in the prospectus supplement. See "Description of the Certificates--Termination."

Registration of
   Book-Entry
   Certificates ...........   If the related prospectus supplement so provides,
                              one or more classes of the offered certificates will be offered in book-entry form through the facilities of the Depository Trust Company. Each class of book-entry certificates will be initially represented by one or more global certificates registered in the name of a nominee of the Depository Trust Company. No person acquiring an interest in a class of book-entry certificates will be entitled to receive definitive certificates of that class in fully registered form, except under the limited circumstances described in this prospectus. See "Risk
                              Factors--Book-Entry System for Certain Classes May
                              Decrease Liquidity and Delay Payment" and
                              "Description of the Certificates--Book-Entry
                              Registration and Definitive Certificates."

Certain Federal Income
   Tax Consequences .......   The Certificates of each series will constitute or
                              evidence ownership of either:

                              o "regular-interests" and "residual interests" in a trust fund, or a designated portion thereof, treated as "real estate mortgage investment conduit" under Sections 860A through 860G of the Internal Revenue Code of 1986, or

                              o interests in a trust fund treated as a grantor trust under applicable provisions of the Internal Revenue Code of 1986.

                              You should consult your tax advisor concerning the specific tax consequences to you of the purchase, ownership and disposition of the offered certificates and you should review "Certain Federal Income Tax Consequences" in this prospectus and in the related prospectus supplement.

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                                       11
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ERISA Considerations ......   If you are a fiduciary of any employee benefit
                              plan or certain other retirement plans and arrangements, including individual retirement accounts, annuities, Keogh plans, and collective investment funds and separate accounts in which such plans, accounts, annuities or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should review with your legal advisor whether the purchase or holding of offered certificates could give rise to a transaction that is prohibited or is not otherwise permissible under the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986. See "Certain ERISA Considerations" in this prospectus and "ERISA Considerations" in the related prospectus supplement.

Legal Investment ..........   Your offered certificates will constitute
                              "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, only if the related prospectus supplement so provides. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, you may be subject to restrictions on investment in the Offered Certificates and should consult your legal advisor to determine the suitability and consequences of the purchase, ownership, and sale of the offered certificates. See "Legal
                              Investment" in this prospectus and in the related prospectus supplement.

Rating ....................   At their respective dates of issuance, each class
                              of offered certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies. See
                              "Rating" in this prospectus and in the related prospectus supplement.

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                                       12

                                  RISK FACTORS

      In considering an investment in the offered certificates of any series, you should consider, among other things, the following risk factors and any other risk factors set forth under the heading "Risk Factors" in the related prospectus supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of mortgage loans included in a particular trust fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any mortgage-backed securities included in such trust fund.

The Lack of Liquidity May Make it Difficult for You to Resell Your Offered Certificates and May Have an Adverse Effect on the Market Value of Your Offered Certificates

      Your offered certificates may have limited or no liquidity. Accordingly, you may be forced to bear the risk of your investment in your offered certificates for an indefinite period of time. Lack of liquidity could result in a substantial decrease in the market value of your offered certificates. Furthermore, except to the extent described in this prospectus and in the related prospectus supplement, you will have no redemption rights, and your offered certificates are subject to early retirement only under certain specified circumstances described in this prospectus and in the related prospectus supplement. See "Description of the Certificates--Termination."

      The Lack of a Secondary Market May Make it Difficult for You to Resell Your Offered Certificates. We cannot assure you that a secondary market for your offered certificates will develop. Even if a secondary market does develop, it may not provide you with liquidity of investment and it may not continue for as long as your certificates remain outstanding. The prospectus supplement may indicate that an underwriter intends to establish a secondary market in your offered certificates. However, no underwriter will be obligated to do so. Unless the related prospectus supplement provides otherwise, the certificates will not be listed on any securities exchange.

      The Limited Nature of Ongoing Information May Make it Difficult for You to Resell Your Offered Certificates. The primary source of ongoing information regarding your offered certificates, including information regarding the status of the related assets of the trust fund, will be the periodic reports delivered to you as described in this prospectus under the heading "Description of the Certificates--Reports to Certificateholders." We cannot assure you that any additional ongoing information regarding your offered certificates will be available through any other source. The limited nature of this information may adversely affect the liquidity of your offered certificates.

      The Market Value of Your Offered Certificates May Be Adversely Affected by Fluctuations in Prevailing Interest Rates. Even if a secondary market does develop for your offered certificates, the market value of your certificates will be affected by several factors, including:

      o the perceived liquidity of your offered certificates, anticipated cash flow of your offered certificates (which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying mortgage loans) and

      o     prevailing interest rates.

      The price payable at any given time in respect of your offered certificates may be extremely sensitive to small fluctuations in prevailing interest rates. Accordingly, if you decide to sell your offered certificates in any secondary market that may develop, you may have to sell them at a discount from the price you paid. We are not aware of any source through which price information about your offered certificates will be generally available on an ongoing basis.

The Trust Fund's Assets May Be Insufficient To Allow For Payment In Full On Your Certificates

      Unless the related prospectus supplement specifies otherwise, neither your offered certificates nor the mortgage assets will be guaranteed or insured by us or any of our affiliates, by any governmental agency or instrumentality or by any other person or entity. In addition, your offered certificate will not represent a claim against or security interest in the trust fund for any other series. Accordingly, if the related trust fund has insufficient assets to make payments on your offered certificates, no other assets will be available for payment of the deficiency, and you will be required to bear the consequent loss. Furthermore, certain amounts on deposit from time to time in certain funds or accounts constituting part of a trust fund, including the certificate account and any accounts maintained as credit support, may be withdrawn under certain conditions for purposes other than the payment of principal of or interest on your certificates. If the related series of certificates includes one or more classes of subordinate certificates, on any distribution date in respect of which losses or shortfalls in collections on the mortgage assets have been incurred, all or a portion of the amount of such losses or shortfalls will be borne first by one or more classes of the subordinate certificates, and, thereafter, by the remaining classes of certificates in the priority and manner and subject to the limitations specified in such prospectus supplement.

Any Credit Support for Your Offered Certificates May Be Insufficient to Protect You Against All Potential Losses

      Credit Support May Not Cover All Types of Losses. Use of credit support will be subject to the conditions and limitations described in this prospectus and in the related prospectus supplement. Moreover, such credit support may not cover all potential losses or risks. For example, credit support may or may not cover loss by reason of fraud or negligence by a mortgage loan originator or other parties. Any losses not covered by credit support may, at least in part, be allocated to one or more classes of your offered certificates.

      Disproportionate Benefits May Be Given to Certain Classes and Series. A series of certificates may include one or more classes of senior and subordinate certificates. Although subordination is intended to reduce the likelihood of temporary shortfalls and ultimate losses to holders of senior certificates, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of offered certificates of a series are made in a specified order of priority, any related credit support may be exhausted before the principal of the later-paid classes of offered certificates of such series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the mortgage assets may fall primarily upon such later-paid classes of subordinate certificates. Moreover, if a form of credit support covers the offered certificates of more than one series and losses on the related mortgage assets exceed the amount of such credit support, it is possible that the holders of offered certificates of one (or more) such series will be disproportionately benefited by such credit support to the detriment of the holders of offered certificates of one (or more) other such series.

      The Amount of Credit Support Will Be Limited. The amount of any applicable credit support supporting one or more classes of offered certificates, including the subordination of one or more other classes of certificates, will be determined on the basis of criteria established by each rating agency rating such classes of certificates based on an assumed level of defaults, delinquencies and losses on the underlying mortgage assets and certain other factors. However, we can not assure you that the loss experienced on the related mortgage assets will not exceed such assumed levels. See "Description of the Certificates-- Allocation of Losses and Shortfalls" and "Description of Credit Support." If the losses on the related mortgage assets do exceed such assumed levels, you may be required to bear such additional losses.

Prepayments May Reduce The Average Life of Your Certificates

      As a result of prepayments on the mortgage loans, the amount and timing of distributions of principal and/or interest on your offered certificates may be highly unpredictable. Prepayments on the mortgage loans will result in a faster rate of principal payments on one or more classes of certificates than if payments on such mortgage loans were made as scheduled. Thus, the prepayment experience on the mortgage loans may affect the average life of one or more classes of your offered certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. For example, if prevailing interest rates fall significantly below the interest rates borne by the mortgage loans, then principal prepayments on such mortgage loans are likely to be higher than if prevailing interest rates remain at or above the rates borne by those mortgage loans. Conversely, if prevailing interest rates rise significantly above the mortgage rates borne by the mortgage loans, then principal prepayments on such mortgage loans are likely to be lower than if prevailing interest rates remain at or below the mortgage rates borne by those mortgage loans. We cannot assure you as to the actual rate of prepayment on the mortgage loans or that such rate of prepayment will conform to any model described in this prospectus or in any prospectus supplement. As a result, depending on the anticipated rate of prepayment for the mortgage loans, the retirement of any class of your certificates could occur significantly earlier or later, and the average life thereof could be significantly shorter or longer, than expected.

      The extent to which prepayments on the mortgage loans ultimately affect the average life of any class of your offered certificates will depend on the terms and provisions of your offered certificates. Your offered certificates may provide that your offered certificates are entitled:

      o to a pro rata share of the prepayments on the mortgage loans that are distributable on such date,

      o     to a disproportionately large share of such prepayments, or

      o     to a disproportionately small share of such prepayments.

      If your certificates entitle you to a disproportionately large share of the prepayments on the mortgage loans, then there is an increased likelihood that your certificates will be retired at an earlier date. If your certificates entitle you to a disproportionately small share of the prepayments on the mortgage loans, then there is an increased likelihood that the average life of your certificates will be extended. As described in the related prospectus supplement, your entitlement to receive payments (and, in particular, prepayments) of principal of the mortgage loans may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of certificates of such series) or may be subject to certain contingencies (e.g., prepayment and default rates with respect to such mortgage loans).

      A series of certificates may include one or more controlled amortization classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of certificates, a controlled amortization class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the mortgage loans in the related trust fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such certificates. Prepayment risk with respect to a given mortgage asset pool does not disappear, however, and the stability afforded to a controlled amortization class comes at the expense of one or more companion classes of the same series, any of which companion classes may also be a class of offered certificates. In general, and as more specifically described in the related prospectus supplement, a companion class may entitle the holders thereof to a disproportionately large share of prepayments on the mortgage loans in the related trust fund when the rate of prepayment is relatively fast, and/or may entitle the holders thereof to a disproportionately small share of prepayments on the mortgage loans in the related trust fund when the rate of prepayment is relatively slow. As and to the extent described in the related prospectus supplement, a companion class absorbs some (but not all) of the risk of early retirement and/or the risk of extension that would otherwise belong to the related controlled amortization class if all payments of principal of the mortgage loans in the related trust fund were allocated on a pro rata basis.

Prepayments May Reduce the Yield on Your Certificates

      Your offered certificates may be offered at a premium or discount. Yields on such classes of certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the mortgage loans and, where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, a holder might fail to recover its original investment. If you purchase your offered certificate at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield that is lower than your anticipated yield. If you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than your anticipated yield. See "Yield and Maturity Considerations."

Ratings Do Not Guaranty Payment

      Any rating assigned by a rating agency to a class of your offered certificates will reflect only its assessment of the likelihood that you will receive payments to which you are entitled. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related mortgage loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related trust fund.

      The amount, type and nature of credit support, if any, provided with respect to your certificates will be determined on the basis of criteria established by each rating agency rating your certificates. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, we cannot assure you that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of mortgage loans.

      In other cases, such criteria may be based upon determinations of the values of the mortgaged properties that provide security for the mortgage loans. However, we cannot assure you that those values will not decline in the future. As a result, the credit support required in respect of your offered certificates may be insufficient to fully protect you from losses on the related mortgage asset pool. See "Description of Credit Support" and "Rating."

Commercial and Multifamily Mortgage Loans Are Subject to Certain Risks Which Could Adversely Affect the Performance of Your Offered Certificates

      Repayment of a Commercial or Multifamily Mortgage Loan Depends on the Performance of the Related Mortgaged Property, of Which We Make No Assurance. Mortgage loans made on the security of multifamily or commercial property may have a greater likelihood of delinquency and foreclosure, and a greater likelihood of loss in the event thereof, than loans made on the security of an owner-occupied single-family property. See "Description of the Trust Funds--Mortgage Loans--Default and Loss Considerations with Respect to the Mortgage Loans" Commercial and multifamily lending typically involved larger loans to single borrowers or groups of related borrowers than single-family loans. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired.

      Commercial and multifamily real estate can be affected significantly by the supply and demand in the market for the type of property securing the loan and, therefore, may be subject to adverse economic conditions. Market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender that impact the cash flow of the property. For example, some laws, such as the Americans with Disabilities Act, may require modifications to properties, and rent control laws may limit rent collections in the case of multifamily properties.

      A number of the mortgage loans may be secured by liens on owner-occupied mortgaged properties or on mortgaged properties leased to a single tenant or a small number of significant tenants. Accordingly, a decline in the financial condition of the borrower or a significant tenant, as applicable, may have a disproportionately greater effect on the net operating income from such mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants.

      Furthermore, the value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including:

      o changes in general or local economic conditions and/or specific industry segments;

      o     declines in real estate values;

      o     declines in rental or occupancy rates;

      o increases in interest rates, real estate tax rates and other operating expenses;

      o changes in governmental rules, regulations and fiscal policies, including environmental legislation;

      o natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions, riots or other acts of God; and

      o other circumstances, conditions or events beyond the control of a master servicer or a special servicer.

      Additional considerations may be presented by the type and use of a particular mortgaged property. For instance,

      o Mortgaged properties that operate as hospitals and nursing homes are subject to significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions.

      o Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchisor or operator, and the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements.

      o The ability of a borrower to repay a mortgage loan secured by shares allocable to one or more cooperative dwelling units may depend on the ability of the dwelling units to generate sufficient rental income, which may be subject to rent control or stabilization laws, to cover both debt service on the loan as well as maintenance charges to the cooperative. Further, a mortgage loan secured by cooperative shares is subordinate to the mortgage, if any, on the cooperative apartment building.

      Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association.

      Mortgaged properties which are multifamily properties of cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of those properties.

      Other multifamily properties, hotels, retail properties, office buildings, manufactured housing properties, nursing homes and self-storage facilities located in the areas of the mortgaged properties compete with the mortgaged properties to attract residents and customers. The leasing of real estate is highly competitive. The principal means of competition are price, location and the nature and condition of the facility to be leased. A borrower under a mortgage loan competes with all lessors and developers of comparable types of real estate in the area in which the mortgaged property is located. Those lessors or developers could have lower rentals, lower operating costs, more favorable locations or better facilities. While a borrower under a mortgage loan may renovate, refurbish or expand the mortgaged property to maintain it and remain competitive, that renovation, refurbishment or expansion may itself entail significant risk. Increased competition could adversely affect income from and market value of the mortgaged properties. In addition, the business conducted at each mortgaged property may face competition from other industries and industry segments.

      In addition, the concentration of default, foreclosure and loss risks in individual mortgage loans in a particular trust fund will generally be greater than for pools of single-family loans because the mortgage loans in a trust fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

      The Mortgage Loans May Be Nonrecourse Loans Or Loans With Limited Recourse. Some or all of the mortgage loans will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to any such mortgage loan, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the mortgage loan. However, even with respect to those mortgage loans that provide for recourse against the borrower and its assets generally, we cannot assure you that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted mortgage loan in excess of the liquidation value of the related mortgaged property. See "Certain Legal Aspects of Mortgage Loans--Foreclosure--Anti-Deficiency Legislation."

      Cross-Collateralization Arrangements May Be Challenged as Unenforceable. The mortgage asset pool may include groups of mortgage loans which are cross-collateralized and cross-defaulted. These arrangements are designed primarily to ensure that all of the collateral pledged to secure the respective mortgage loans in a cross-collateralized group, and the cash flows generated by such mortgage loans, are available to support debt service on, and ultimate repayment of, the aggregate indebtedness evidenced by such mortgage loans. These arrangements thus seek to reduce the risk that the inability of one or more of the mortgaged properties securing any such group of mortgage loans to generate net operating income sufficient to pay debt service will result in defaults and ultimate losses.

      There may not be complete identity of ownership of the mortgaged properties securing a group of cross-collateralized mortgage loans. In such an instance, creditors of one or more of the related borrowers could challenge the cross-collateralization arrangement as a fraudulent conveyance. Generally, under federal and most state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property by a person will be subject to avoidance under certain circumstances if the person did not receive fair consideration or reasonably equivalent value in exchange for such obligation or transfer and

      o was insolvent or was rendered insolvent by such obligation or transfer,

      o was engaged in business or a transaction, or was about to engage in business or a transaction, for which any property remaining with the person was an unreasonably small capital or

      o intended to, or believed that it would, incur debts that would be beyond the person's ability to pay as such debts matured.

      Accordingly, a lien granted by a borrower to secure repayment of another borrower's mortgage loan could be avoided if a court were to determine that

      o such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, or was left with inadequate capital, or was not able to pay its debts as they matured and

      o the borrower did not, when it allowed its mortgaged property to be encumbered by a lien securing the entire indebtedness represented by the other mortgage loan, receive fair consideration or reasonably equivalent value for pledging such mortgaged property for the equal benefit of the other borrower.

      If the lien is avoided, the lender would lose the benefits afforded by such lien.

      The cross-collateralized mortgage loans constituting any group thereof may be secured by mortgage liens on mortgaged properties located in different states. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court, and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under any such mortgage loan to foreclose on the related mortgaged properties in a particular order rather than simultaneously in order to ensure that the lien of the related mortgages is not impaired or released.

      Mortgage Loan With Balloon Payments Have a Greater Risk of Default. Certain of the mortgage loans may be non-amortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal (that is, balloon payments) at their stated maturity. Mortgage loans of this type involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a balloon payment depends upon the borrower's ability to refinance the loan or sell the mortgaged property. The ability of the borrower to refinance the loan or sell the property will be affected by a number of factors, including:

      o the fair market value and condition of the related mortgaged property;

      o     the level of interest rates;

      o     the borrower's equity in the related mortgaged property;

      o     the borrower's financial condition;

      o     the operating history of the related mortgaged property;

      o changes in zoning, tax and (and with respect to residential properties) rent control laws;

      o     changes in competition in the relevant area;

      o     changes in rental rates in the relevant area;

      o     changes in governmental regulation and fiscal policy;

      o     prevailing general and regional economic conditions;

      o     the state of the fixed income and mortgage markets; and

      o the availability of credit for multifamily rental or commercial properties.

      Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

      The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans that are in default or as to which a payment default is imminent in order to maximize recoveries on such mortgage loans. See "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans." The related master servicer or special servicer is only required to determine that any such extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing such mortgage loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

      The Master Servicer or the Special Servicer May Experience Difficulty in Collecting Rents Upon the Default and/or Bankruptcy of a Borrower. Some or all of the mortgage loans may be secured by an assignment of leases and rents pursuant to which the related borrower assigns to the lender its right, title and interest as landlord under the leases of the related mortgaged property, and the income derived from such leases as further security for the related mortgage loan while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the mortgaged property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans--Leases and Rents."

      Due-on-Sale and Debt-Acceleration Clauses May Be Challenged as Unenforceable. Some or all of the mortgage loans may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the related mortgaged loan if the borrower sells, transfers or conveys the related mortgaged property or its interest in the mortgaged property.

      Mortgages also may include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default by the related borrower. The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust, or other security instrument or to permit the acceleration of the indebtedness if--

      o     the exercise of those remedies would be inequitable or unjust; or

      o     the circumstances would render the acceleration unconscionable.

      Environmental Issues at the Mortgaged Properties May Adversely Affect Payments on Your Certificates. Under federal law and the laws of certain states, contamination of real property may give rise to a lien on the property to assure or reimburse the costs of cleanup. In several states, that lien has priority over an existing mortgage lien on that property. In addition, under various federal, state and local laws, ordinances and regulations, an owner or operator of real estate may be liable for the costs of removal or remediation of hazardous substances or toxic substances on, in or beneath the property. This liability may be imposed without regard to whether the owner knew of, or was responsible for, the presence of those hazardous or toxic substances. The costs of any required remediation and the owner or operator's liability for them as to any property are generally not limited under these laws, ordinances and regulations and could exceed the value of the mortgaged property and the aggregate assets of the owner or operator. In addition, as to the owners or operators of mortgaged properties that generate hazardous substances that are disposed of at "offsite" locations, the owners or operators may be held strictly, jointly and severally liable if there are releases or threatened releases of hazardous substances at the off-site locations where that person's hazardous substances were disposed.

      The trust may attempt to reduce its potential exposure to cleanup costs by--

      o establishing reserves for cleanup costs when they can be anticipated and estimated; or

      o designating the trust as the named insured in specialized environmental insurance that is designed for secured lenders.

      However, we cannot assure you that reserves or environmental insurance will in fact be applicable or adequate to cover all costs and any other liabilities that may eventually be incurred.

      Under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, as well as other federal and state laws, a secured lender (such as the trust) may be liable as an "owner" or "operator" for the costs of dealing with hazardous substances affecting a borrower's property, if agents or employees of the lender have participated in the management or operations of the borrower's property. This liability could exist even if a previous owner caused the environmental damage. The trust's potential exposure to liability for cleanup costs may increase if the trust actually takes possession of a borrower's property, or control of its day-to-day operations, as for example through the appointment of a receiver.

      See "Certain Legal Aspects of Mortgage Loans -- Environmental Considerations."

      Lack of Insurance Coverage Exposes You to the Risk of Certain Special Hazard Losses. Unless the related prospectus supplement otherwise provides, the master servicer and special servicer for the related trust fund will be required to cause the borrower on each mortgage loan to maintain such insurance coverage in respect of the related mortgaged property as is required under the related mortgage (unless each of the master servicer and the special servicer maintain a blanket policy). In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Most policies typically do not cover any physical damage resulting from, among other things --

      o     war;

      o     revolution;

      o     governmental actions;

      o     floods and other water-related causes;

      o     earth movement, including earthquakes, landslides and mudflows;

      o     wet or dry rot;

      o     vermin; and

      o     domestic animals.

      Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from such causes, then, the resulting losses may be borne by you as a holder of offered certificates. See "Description of the Pooling Agreements--Hazard Insurance Policies."

      Geographic Concentration Within a Trust Fund Exposes Investors to Greater Risk of Default and Loss. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The mortgage loans securing certain series of certificates may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration.

Some Certificates May Not Be Appropriate for ERISA Plans

      Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of those plans. Due to the complexity of regulations that govern those plans, if you are subject to ERISA you should consult your own counsel regarding consequences under ERISA of acquisition, ownership and disposition of your offered certificates. See "Certain ERISA Considerations."

Residual Interests in a Real Estate Mortgage Investment Conduit Have Adverse Tax Consequences

      If you hold certain classes of certificates that constitute a residual interest in a "real estate mortgage investment conduit," for federal income tax purposes, you will be required to report on your federal income tax returns as ordinary income your pro rata share of the taxable income of the REMIC, regardless of the amount or timing of your receipt of cash payments, as described in "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates." Accordingly, under certain circumstances, if you hold residual certificates you may have taxable income and tax liabilities arising from your investment during a taxable year in excess of the cash received during that period. The requirement to report your pro rata share of the taxable income and net loss of the REMIC may continue until the principal balances of all classes of certificates of the related series have been reduced to zero, even though you have received full payment of your stated interest and principal, if any. A portion or, in certain circumstances, all, of your share of the REMIC taxable income may be treated as "excess inclusion" income to you, which generally, will not be subject to offset by losses from other activities, if you are a tax-exempt holder, will be treated as unrelated business taxable income, and if you are a foreign holder, will not qualify for exemption from withholding tax.

      If you are an individual and you hold a class of residual certificates, you may be limited in your ability to deduct servicing fees and other expenses of the REMIC. In addition, classes of residual certificates are subject to certain restrictions on transfer. Because of the special tax treatment of classes of residual certificates, the taxable income arising in a given year on a class of residual certificates will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. As a result, the after-tax yield on the classes of residual certificates may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics or may be negative.

Certain Federal Tax Considerations Regarding Original Issue Discount

      Certain classes of certificates of a series may be issued with "original issue discount" for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of cash attributable to that income. See "Certain Federal Income Tax
Consequences--Taxation of Regular Certificates."

Bankruptcy Proceedings Entail Certain Risks

      Under the federal bankruptcy code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of the related mortgaged property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

      In addition, even if a court determines that the value of a mortgaged property is less than the principal balance of the mortgage loan it secures, the court may prevent a lender from foreclosing on such mortgaged property, subject to certain protections available to the lender. As part of a restructuring plan, a court also may reduce the amount of secured indebtedness to the then-current value of such mortgaged property. This action would make the lender a general unsecured creditor for the difference between the then-current value of the property and the amount of its outstanding mortgage indebtedness.

      A bankruptcy court may also--

      o grant a debtor a reasonable time to cure a payment default on a mortgage loan;

      o     reduce monthly payments due under a mortgage loan;

      o     change the rate of interest due on a mortgage loan; or

      o     otherwise alter a mortgage loan's repayment schedule.

      Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose on the junior lien. Additionally, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In certain circumstances, the claims of the trustee may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

      Under the federal bankruptcy code, the lender will be stayed from enforcing a borrower's assignment of rents and leases. The federal bankruptcy code also may interfere with the trustee's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and costly and may significantly delay or diminish the receipt of rents. Rents also may escape an assignment to the extent they are used by the borrower to maintain the mortgaged property or for other court authorized expenses.

      As a result of the foregoing, the trustee's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

Book-Entry System for Certain Classes May Decrease Liquidity and Delay Payment

      If the related prospectus supplement so provides, one or more classes of your offered certificates will be issued as book-entry certificates. Each class of book-entry certificates will be initially represented by one or more certificates registered in the name of a nominee for The Depository Trust Company, or DTC. Transactions in book-entry certificates of any series generally can be effected only through The Depository Trust Company and its participating organizations. You are therefore subject to the following risks:

      o The liquidity of book-entry certificates in any secondary trading market that may develop may be limited because investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      o Your ability to pledge certificates to persons or entities that do not participate in the DTC system, or otherwise to take action in respect of the certificates, may be limited due to lack of a physical security representing the certificates.

      o Your access to information regarding the certificates may be limited since conveyance of notices and other communications by The Depository Trust Company to its participating organizations, and directly and indirectly through those participating organizations to you, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect at that time.

      o You may experience some delay in receiving distributions of interest and principal on your certificates because distributions will be made by the trustee to DTC and DTC will then be required to credit those distributions to the accounts of its participating organizations and only then will they be credited to your account either directly or indirectly through DTC's participating organizations.

      See "Description of the Certificates--Book-Entry Registration and Definitive Certificates."

Inclusion of Delinquent and Nonperforming Mortgage Loans in a Mortgage Asset
Pool

      The trust fund may include mortgage loans that are past due or are nonperforming. However, mortgage loans which are seriously delinquent loans (that is, loans more than 60 days delinquent or as to which foreclosure has been commenced) will not constitute a material concentration of the mortgage loans, based on principal balance at the time the trust fund is formed. The related prospectus supplement may provide that the servicing of such mortgage loans will be performed by the special servicer. However, the same entity may act as both master servicer and special servicer. Credit support provided with respect to your certificates may not cover all losses related to such delinquent or nonperforming mortgage loans, and you should consider the risk that their inclusion in a mortgage pool may result in a greater rate of defaults and prepayments and, consequently, reduce yield on your certificates. See "Description of the Trust Funds--Mortgage Loans--General."

Termination of the Trust Fund Could Affect the Yield on Your Offered
Certificates

      The related prospectus supplement may provide that, upon the reduction of the certificate balance of a specified class or classes of certificates by a specified percentage or amount or upon a specified date, a party designated therein may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust fund, or of a sufficient portion of such mortgage assets to retire such class or classes. The solicitation of bids will be conducted in a commercially reasonable manner and, generally, assets will be sold at their fair market value. In addition, the related prospectus supplement may provide that, upon the reduction of the aggregate principal balance of some or all of the mortgage assets by a specified percentage, a party or parties designated in the prospectus supplement may be authorized to purchase such mortgage assets, generally at a price equal to, in the case of any mortgage asset, the unpaid principal balance of such mortgage asset plus accrued interest (or, in some cases, at fair market value). However, circumstances may arise in which such fair market value may be less than the unpaid balance of the related mortgage assets sold together with interest thereon, and you may therefore receive an amount less than the certificate balance of, and accrued unpaid interest on, your offered certificates. See "Description of the Certificates--Termination."

                         DESCRIPTION OF THE TRUST FUNDS

General

      The primary assets of each trust fund will consist of:

      o     various types of multifamily or commercial mortgage loans,

      o mortgage participations, pass-through certificates or other mortgage-backed securities ("MBS") that evidence interests in one or more of various types of multifamily or commercial mortgage loans or

      o     a combination of mortgage loans and MBS.

      Each trust fund will be established by the depositor. Each mortgage asset will be selected by the depositor for inclusion in a trust fund from among those purchased, either directly or indirectly, from a mortgage asset seller, which mortgage asset seller may or may not be the originator of such mortgage loan or the issuer of such MBS. The mortgage assets will not be guaranteed or insured by the depositor or any of its affiliates or, unless otherwise provided in the related prospectus supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "--Mortgage Loans," unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular trust fund.

Mortgage Loans

      General. The mortgage loans will be evidenced by promissory notes secured by mortgages, deeds of trust or similar security instruments that create first or junior liens on fee or leasehold estates in properties consisting of one or more of the following types of real property:

      o residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures, and mobile home parks; and

      o commercial properties consisting of office buildings, retail shopping facilities, such as shopping centers, malls and individual stores, hotels or motels, health care-related facilities (such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and senior housing), recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, restaurants, mixed use properties (that is, any combination of the foregoing), and unimproved land.

      The multifamily properties may include mixed commercial and residential structures and apartment buildings owned by private cooperative housing corporations. Unless otherwise specified in the related prospectus supplement, each mortgage will create a first priority mortgage lien on a fee estate in a mortgaged property. If a mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related prospectus supplement, the term of any such leasehold will exceed the term of the mortgage note by at least ten years. Each mortgage loan will have been originated by a person other than the depositor. In some cases, that originator or assignee will be an affiliate of the depositor.

      If so provided in the related prospectus supplement, mortgage assets for a series of certificates may include mortgage loans secured by junior liens, and the loans secured by the related senior liens may not be included in the mortgage pool. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior liens and the mortgage loan. In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens. The claims of the holders of the senior liens will be satisfied in full out of proceeds of the liquidation of the related mortgage property, if such proceeds are sufficient, before the trust fund as holder of the junior lien receives any payments in respect of the mortgage loan. If the master servicer were to foreclose on any mortgage loan, it would do so subject to any related senior liens. In order for the debt related to such mortgage loan to be paid in full at such sale, a bidder at the foreclosure sale of such mortgage loan would have to bid an amount sufficient to pay off all sums due under the mortgage loan and any senior liens or purchase the mortgaged property subject to such senior liens. In the event that such proceeds from a foreclosure or similar sale of the related mortgaged property are insufficient to satisfy all senior liens and the mortgage loan in the aggregate, the trust fund, as the holder of the junior lien, (and, accordingly, holders of one or more classes of the certificates of the related series) bear

      o the risk of delay in distributions while a deficiency judgment against the borrower is obtained, and

      o the risk of loss if the deficiency judgment is not obtained and satisfied. Moreover, deficiency judgments may not be available in certain jurisdictions, or the particular mortgage loan may be a nonrecourse loan, which means that, absent special facts, recourse in the case of default will be limited to the mortgaged property and such other assets, if any, that were pledged to secure repayment of the mortgage loan.

      If so specified in the related prospectus supplement, the mortgage assets for a particular series of certificates may include mortgage loans that are delinquent or nonperforming as of the date such certificates are issued. In that case, the related prospectus supplement will set forth, as to each such mortgage loan, available information as to the period of such delinquency or nonperformance, any forbearance arrangement then in effect, the condition of the related mortgaged property and the ability of the mortgaged property to generate income to service the mortgage debt. However, mortgage loans which are seriously delinquent loans (that is, loans more than 60 days delinquent or as to which foreclosure has been commenced) will not constitute a material concentration of the mortgage loans in any trust fund, based on principal balance at the time such trust fund is formed.

      Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, as noted above, some or all of the mortgage loans included in a particular trust fund may be nonrecourse loans.

      Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the likelihood of default on such a loan. Unless otherwise defined in the related prospectus supplement, the "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of

      o the Net Operating Income derived from the related mortgaged property for a twelve-month period to

      o the annualized scheduled payments of principal and/or interest on the mortgage loan and any other loans senior thereto that are secured by the related mortgaged property.

      Unless otherwise defined in the related prospectus supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a mortgaged property during such period, minus the total operating expenses incurred in respect of such mortgaged property during such period other than

      o     non-cash items such as depreciation and amortization,

      o     capital expenditures, and

      o debt service on the related mortgage loan or on any other loans that are secured by such mortgaged property.

      The Net Operating Income of a mortgaged property will generally fluctuate over time and may or may not be sufficient to cover debt service on the related mortgage loan at any given time. As the primary source of the operating revenues of a non-owner occupied, income-producing property, rental income (and, with respect to a mortgage loan secured by a cooperative apartment building, maintenance payments from tenant-stockholders of a cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial facilities. Commercial properties may be owner-occupied or leased to a small number of tenants. Thus, the Net Operating Income of such a mortgaged property may depend substantially on the financial condition of the borrower or a tenant, and mortgage loans secured by liens on such properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

      Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the likelihood of default on a mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

      Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property must be liquidated following a default. Unless otherwise defined in the related prospectus supplement, the "Loan-to-Value Ratio" of a mortgage loan at any given time is the ratio (expressed as a percentage) of

      o the then outstanding principal balance of the mortgage loan and any other loans senior thereto that are secured by the related mortgaged property to

      o     the Value of the related mortgaged property.

      Unless otherwise specified in the related prospectus supplement, the "Value" of a mortgaged property will be its fair market value as determined by an appraisal of such property conducted by or on behalf of the originator in connection with the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a mortgaged property, and thus

      o the greater the incentive of the borrower to perform under the terms of the related mortgage loan (in order to protect such equity) and

      o the greater the cushion provided to the lender against loss on liquidation following a default.

      Loan-to-Value Ratios will not necessarily constitute an accurate measure of the likelihood of liquidation loss in a pool of mortgage loans. For example, the value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon certain factors including changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on

      o the market comparison method (recent resale value of comparable properties at the date of the appraisal),

      o the cost replacement method (the cost of replacing the property at such date),

      o the income capitalization method (a projection of value based upon the property's projected net cash flow), or

      o upon a selection from or interpolation of the values derived from such methods.

      Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

      Although there may be multiple methods for determining the value of a mortgaged property, value will in all cases be affected by property performance. As a result, if a mortgage loan defaults because the income generated by the related mortgaged property is insufficient to cover operating costs and expenses and pay debt service, then the value of the mortgaged property will reflect such and a liquidation loss may occur.

      While we believe that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, we cannot assure you that all of such factors will in fact have been prudently considered by the originators of the mortgage loans, or that, for a particular mortgage loan, they are complete or relevant. See "Risk Factors--Commercial and Multifamily Mortgage Loans Are Subject to Certain Risks Which Could Adversely Affect the Performance of Your Offered Certificates--Repayment of a Commercial or Multifamily Mortgage Loan Depends on the Performance of the Related Mortgaged Property, of Which We Make No Assurance" and "--Commercial and Multifamily Mortgage Loans Are Subject to Certain Risks Which Could Adversely Affect the Performance of Your Offered Certificates--Mortgage Loans With Balloon Payments Have a Greater Risk of Default."

      Payment Provisions of the Mortgage Loans. All of the mortgage loans will

      o     have had original terms to maturity of not more than 40 years and

      o provide for scheduled payments of principal, interest or both, to be made on due dates that occur monthly, quarterly, semiannually or annually.

      A mortgage loan

      o may provide for no accrual of interest or for accrual of interest thereon at an interest rate, that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate,

      o may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the interest rate or to reflect the occurrence of certain events, and may permit negative amortization,

      o may be fully amortizing or may be partially amortizing or non-amortizing, with a balloon payment due on its stated maturity date, and

      o may prohibit over its term or for a certain period prepayments (the period of such prohibition, a "Lock-out Period" and its date of expiration, a "Lock-out Date") and/or require payment of a premium or a yield maintenance payment (a "Prepayment Premium") in connection with certain prepayments, in each case as described in the related prospectus supplement.

      A mortgage loan may also contain a provision that entitles the lender to a share of appreciation of the related mortgaged property, or profits realized from the operation or disposition of such mortgaged property or the benefit, if any, resulting from the refinancing of the mortgage loan (any such provision, an "Equity Participation"), as described in the related prospectus supplement.

      Mortgage Loan Information in Prospectus Supplements. Each prospectus supplement will contain certain information pertaining to the mortgage loans, which, to the extent then applicable, will generally include the following:

      o the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans,

      o the type or types of property that provide security for repayment of the mortgage loans,

      o the earliest and latest origination date and maturity date of the mortgage loans,

      o the original and remaining terms to maturity of the mortgage loans, or the respective ranges thereof, and the weighted average original and remaining terms to maturity of the mortgage loans,

      o the Loan-to-Value Ratios of the mortgage loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Loan-to-Value Ratios,

      o the interest rates borne by the mortgage loans, or the range thereof, and the weighted average interest rate borne by the mortgage loans,

      o with respect to mortgage loans with adjustable interest rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on interest rate adjustments at the time of any adjustment and over the life of the ARM Loan,

      o information regarding the payment characteristics of the mortgage loans, including, without limitation, balloon payment and other amortization provisions, Lock-out Periods and Prepayment Premiums,

      o the Debt Service Coverage Ratios of the mortgage loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Debt Service Coverage Ratios, and

      o the geographic distribution of the mortgaged properties on a state-by-state basis.

      In appropriate cases, the related prospectus supplement will also contain certain information available to the depositor that pertains to the provisions of leases and the nature of tenants of the mortgaged properties. If the depositor is unable to provide the specific information described above at the time offered certificates of a series are initially offered, more general information of the nature described above will be provided in the related prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of those certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission within fifteen days following such issuance.

      If any mortgage loan, or group of related mortgage loans, constitutes a concentration of credit risk, financial statements or other financial information with respect to the related mortgaged property or mortgaged properties will be included in the related prospectus supplement.

      If and to the extent available and relevant to an investment decision in the offered certificates of the related series, information regarding the prepayment experience of a master servicer's multifamily and/or commercial mortgage loan servicing portfolio will be included in the related prospectus supplement. However, many servicers do not maintain records regarding such matters or, at least, not in a format that can be readily aggregated. In addition, the relevant characteristics of a master servicer's servicing portfolio may be so materially different from those of the related mortgage asset pool that such prepayment experience would not be meaningful to an investor. For example, differences in geographic dispersion, property type and/or loan terms (e.g., mortgage rates, terms to maturity and/or prepayment restrictions) between the two pools of loans could render the master servicer's prepayment experience irrelevant. Because of the nature of the assets to be serviced and administered by a special servicer, no comparable prepayment information will be presented with respect to the special servicer's multifamily and/or commercial mortgage loan servicing portfolio.

MBS

      MBS may include

      o private-label (that is, not issued, insured or guaranteed by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or

      o certificates issued and/or insured or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Governmental National Mortgage Association ("GNMA") or the Federal Agricultural Mortgage Corporation ("FAMC"),

provided that, unless otherwise specified in the related prospectus supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the mortgage loans contained herein.

      Except in the case of a pro rata mortgage participation in a single mortgage loan or a pool of mortgage loans, each MBS included in a mortgage asset pool:

      o either will (i) have been previously registered under the Securities Act of 1933, as amended, (ii) be exempt from such registration requirements or (iii) have been held for at least the holding period specified in Rule 144(k) under the Securities Act of 1933, as amended; and

      o either (i) will have been acquired (other than from the depositor or one of its affiliates) in bona fide secondary market transactions or
            (ii) if so specified in the related prospectus supplement, may be derived from the depositor (or its affiliate's) unsold allotments from the depositor (or its affiliate's) previous offerings.

      Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer of the MBS (the "MBS Issuer") and/or the servicer of the underlying mortgage loans (the "MBS Servicer") will be parties to the MBS Agreement, generally together with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

      The MBS may have been issued in one or more classes with characteristics similar to the classes of certificates described herein. Distributions in respect of the MBS will be made by the MBS Issuer, the MBS Servicer or the MBS Trustee on the dates specified in the related prospectus supplement. The MBS Issuer or the MBS Servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

      Reserve funds, subordination or other credit support similar to that described for the certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any rating agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

      The prospectus supplement for a series of certificates that evidence interests in MBS will specify:

      o the aggregate approximate initial and outstanding principal amount(s) and type of the MBS to be included in the trust fund,

      o the original and remaining term(s) to stated maturity of the MBS, if applicable,

      o the pass-through or bond rate(s) of the MBS or the formula for determining such rate(s),

      o     the payment characteristics of the MBS,

      o the MBS Issuer, MBS Servicer and MBS Trustee, as applicable, of each of the MBS,

      o     a description of the related credit support, if any,

      o the circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity,

      o the terms on which mortgage loans may be substituted for those originally underlying the MBS,

      o the type of mortgage loans underlying the MBS and, to the extent appropriate under the circumstances, such other information in respect of the underlying mortgage loans described under "-- Mortgage Loans -- Mortgage Loan Information in Prospectus Supplements," and

      o the characteristics of any cash flow agreements that relate to the MBS.

      If specified in the prospectus supplement for a series of certificates, a trust fund may contain one or more MBS issued by the depositor that each represent an interest in one or more mortgage loans. The prospectus supplement for a series will contain the disclosure concerning the MBS described in the preceding paragraph and, in particular, will disclose such mortgage loans appropriately in light of the percentage of the aggregate principal balance of all assets represented by the principal balance of the MBS.

      The depositor will provide the same information regarding the MBS in any trust fund in its reports filed under the Securities Exchange Act of 1934 with respect to such trust fund as was provided by the related MBS Issuer in its own such reports if such MBS was publicly offered or the reports the related MBS Issuer provides the related MBS Trustee if such MBS was privately issued.

Certificate Accounts

      Each trust fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the certificateholders into which all payments and collections received or advanced with respect to the mortgage assets and other assets in the trust fund will be deposited to the extent described herein and in the related prospectus supplement. See "Description of the Pooling Agreements--Certificate Account."

Credit Support

      If so provided in the prospectus supplement for a series of certificates, partial or full protection against certain defaults and losses on the mortgage assets in the related trust fund may be provided to one or more classes of certificates of such series in the form of subordination of one or more other classes of certificates of such series or by one or more other types of credit support, which may include

      o     a letter of credit,

      o     a surety bond,

      o     an insurance policy,

      o     a guarantee,

      o     a reserve fund,

      o or any combination thereof (any such coverage with respect to the certificate of any series, "Credit Support").

      The amount and types of such credit support, the identity of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the prospectus supplement for a series of certificates. See "Risk Factors--Any Credit Support For Your Offered Certificates May Be Insufficient" and "Description of Credit Support."

Cash Flow Agreements

      If so provided in the prospectus supplement for a series of certificates, the related trust fund may include

      o guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for such series will be invested at a specified rate,

      o     interest rate exchange agreements,

      o     interest rate cap or floor agreements, or

      o other agreements designed to reduce the effects of interest rate fluctuations on the mortgage assets on one or more classes of certificates (any such agreement, a "Cash Flow Agreement").

      The principal terms of any such Cash Flow Agreement, including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the related prospectus supplement. The related prospectus supplement will also identify the obligor under the Cash Flow Agreement.

                        YIELD AND MATURITY CONSIDERATIONS

General

      The yield on any offered certificate will depend on the price paid by the certificateholder, the pass-through rate of the certificate and the amount and timing of distributions on the certificate. See "Risk Factors -- Prepayments May Reduce the Average Life of Your Certificates." The following discussion contemplates a trust fund that consists solely of mortgage loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of certificates as will the characteristics and behavior of comparable mortgage loans, the effect may differ due to the payment characteristics of the MBS. If a trust fund includes MBS, the related prospectus supplement will discuss the effect, if any, that the payment characteristics of the MBS may have on the yield to maturity and weighted average lives of the offered certificates of the related series.

Pass-Through Rate

      The certificates of any class within a series may have a fixed, variable or adjustable pass-through rate, which may or may not be based upon the interest rates borne by the mortgage loans in the related trust fund. The prospectus supplement with respect to any series of certificates will specify

      o the pass-through rate for each class of offered certificates of such series or, in the case of a class of offered certificates with a variable or adjustable pass-through rate, the method of determining the pass-through rate,

      o the effect, if any, of the prepayment of any mortgage loan on the pass-through rate of one or more classes of offered certificates,

      o and whether the distributions of interest on the offered certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

Payment Delays

      With respect to any series of certificates, a period of time will elapse between the date upon which payments on the mortgage loans in the related Trust Fund are due and the distribution date on which such payments are passed through to certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such mortgage loans were distributed to certificateholders on the date they were due.

Certain Shortfalls in Collections of Interest

      When a principal prepayment in full or in part is made on a mortgage loan, the borrower is generally charged interest on the amount of such prepayment only through the date of such prepayment, instead of through the due date for the next succeeding scheduled payment. However, interest accrued on any series of certificates and distributable thereon on any distribution date will generally correspond to interest accrued on the mortgage loans to their respective due dates during the related Due Period. A "Due Period" will be a specified time period (generally corresponding in length to the period between distribution dates) and all scheduled payments on the mortgage loans in the related trust fund that are due during a given Due Period will, to the extent received by a specified date (the "Determination Date") or otherwise advanced by the related master servicer, special servicer or other specified person, be distributed to the holders of the certificates of such series on the next succeeding distribution date. Consequently, if a prepayment on any mortgage loan is distributable to certificateholders on a particular distribution date, but such prepayment is not accompanied by interest thereon to the due date for such mortgage loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the certificates of the related series. If and to the extent that any such shortfall is allocated to a class of offered certificates, the yield thereon will be adversely affected. The prospectus supplement for each series of certificates will describe the manner in which any such shortfalls will be allocated among the classes of such certificates. The related prospectus supplement will also describe any amounts available to offset such shortfalls.

Yield and Prepayment Considerations

      A certificate's yield to maturity will be affected by the rate of principal payments on the mortgage loans in the related trust fund and the allocation thereof to reduce the principal balance (or notional amount, if applicable) of such certificate. The rate of principal payments on the mortgage loans in any trust fund will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, may change periodically to accommodate adjustments to the interest rates with respect to such mortgage loans), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, voluntary prepayments by borrowers and also prepayments resulting from liquidations of mortgage loans due to defaults, casualties or condemnations affecting the related mortgaged properties, or purchases of mortgage loans out of the related trust fund). Because the rate of principal prepayments on the mortgage loans in any trust fund will depend on future events and a variety of factors (as described below), we cannot assure you as to such rate.

      The extent to which the yield to maturity of a class of offered certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in the related trust fund are in turn distributed on such certificates (or, in the case of a class of interest-only certificates, result in the reduction of the Notional Amount thereof). If you purchase any offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the mortgage loans in the related trust fund could result in an actual yield to you that is lower than the yield you anticipated. If you purchase any offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on such mortgage loans could result in an actual yield to you that is lower than the yield you anticipated. In addition, if you purchase an offered certificate at a discount (or premium), and principal payments are made in reduction of the principal balance or notional amount of your offered certificates at a rate slower (or faster) than the rate anticipated by you during any particular period, any consequent adverse effects on your yield would not be fully offset by a subsequent like increase (or decrease) in the rate of principal payments.

      In general, the Notional Amount of a class of interest-only certificates will either (i) be based on the principal balances of some or all of the mortgage assets or (ii) equal the Certificate Balances of one or more of the other classes of certificates of the same series. Accordingly, the yield on such interest-only certificates will be inversely related to the rate at which payments and other collections of principal are received on such mortgage assets or distributions are made in reduction of the Certificate Balances of such classes of certificates, as the case may be.

      Consistent with the foregoing, if a class of certificates of any series consists of interest-only certificates or principal-only certificates, a lower than anticipated rate of principal prepayments on the mortgage loans in the related trust fund will negatively affect the yield to investors in principal-only certificates, and a higher than anticipated rate of principal prepayments on such mortgage loans will negatively affect the yield to investors in interest-only certificates. If the offered certificates of a series include any such certificates, the related prospectus supplement will include a table showing the effect of various constant assumed levels of prepayment on yields on such certificates. Such tables will be intended to illustrate the sensitivity of yields to various constant assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, yields or prepayment rates.

      The extent of prepayments of principal of the mortgage loans in any trust fund may be affected by a number of factors, including, without limitation,

      o     the availability of mortgage credit,

      o the relative economic vitality of the area in which the mortgaged properties are located,

      o     the quality of management of the mortgaged properties,

      o     the servicing of the mortgage loans,

      o     possible changes in tax laws and other opportunities for investment.

      In general, those factors which increase the attractiveness of selling a mortgaged property or refinancing a mortgage loan or which enhance a borrower's ability to do so, as well as those factors which increase the likelihood of default under a mortgage loan, would be expected to cause the rate of prepayment in respect of any mortgage asset pool to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment of any mortgage asset pool to slow.

      The rate of principal payments on the mortgage loans in any trust fund may also be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced. To the extent enforceable, such provisions could constitute either an absolute prohibition (in the case of a Lock-out Period) or a disincentive (in the case of a Prepayment Premium) to a borrower's voluntarily prepaying its Mortgage Loan, thereby slowing the rate of prepayments.

      The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of

ARM Loans, as prevailing market interest rates decline, and without regard to whether the interest rates on such ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either

      o converting to a fixed rate loan and thereby "locking in" such rate or

      o taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

      Therefore, as prevailing market interest rates decline, prepayment speeds would be expected to accelerate.

      Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell mortgaged properties prior to the exhaustion of tax depreciation benefits. The depositor makes no representation as to the particular factors that will affect the prepayment of the mortgage loans in any trust fund, as to the relative importance of such factors, as to the percentage of the principal balance of such mortgage loans that will be paid as of any date or as to the overall rate of prepayment on such mortgage loans.

Weighted Average Life and Maturity

      The rate at which principal payments are received on the mortgage loans in any trust fund will affect the ultimate maturity and the weighted average life of one or more classes of the certificates of such series. Unless otherwise specified in the related prospectus supplement, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor. The weighted average life and maturity of a class of certificates of any series will be influenced by the rate at which principal on the related mortgage loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments by borrowers and also prepayments resulting from liquidations of mortgage loans due to default, casualties or condemnations affecting the related mortgaged properties and purchases of mortgage loans out of the related trust fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

      Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. Thus, it is unlikely that the prepayment experience of the mortgage loans included in any trust fund will conform to any particular level of CPR or SPA.

      The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of such series with a Certificate Balance, and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates, based on the assumptions stated in such prospectus supplement, including assumptions that prepayments on the related mortgage loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such prospectus supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the certificates.

Other Factors Affecting Yield, Weighted Average Life and Maturity

      Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans included in a particular trust fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a possibility that mortgage loans that require balloon payments may default at maturity, or that the maturity of such a mortgage loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the master servicer or the special servicer, to the extent and under the circumstances set forth herein and in the related prospectus supplement, may be authorized to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay distributions of principal on a class of offered certificates and thereby extend the weighted average life of such certificates and, if such certificates were purchased at a discount, reduce the yield thereon.

      Negative Amortization. The weighted average life of a class of certificates can be affected by mortgage loans that permit negative amortization to occur (that is, mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues thereon, with the unpaid portion of such interest being added to the related principal balance). Negative amortization on one or more mortgage loans in any trust fund may result in negative amortization on the offered certificates of the related series. The related prospectus supplement will describe, if applicable, the manner in which negative amortization in respect of the mortgage loans in any trust fund is allocated among the respective classes of certificates of the related series. The portion of any mortgage loan negative amortization allocated to a class of certificates may result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the Certificate Balance thereof. In addition, an ARM Loan that permits negative amortization would be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of mortgage loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of certificates of the related series. Accordingly, the weighted average lives of mortgage loans that permit negative amortization (and that of the classes of certificates to which any such negative amortization would be allocated or that would bear the effects of a slower rate of amortization on such mortgage loans) may increase as a result of such feature.

      Negative amortization may occur in respect of an ARM Loan that

      o limits the amount by which its scheduled payment may adjust in response to a change in its interest rate,

      o provides that its scheduled payment will adjust less frequently than its interest rate or

      o provides for constant scheduled payments notwithstanding adjustments to its interest rate.

      Accordingly, during a period of declining interest rates, the scheduled payment on such a mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable interest rate, thereby resulting in the accelerated amortization of such mortgage loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such mortgage loan and, correspondingly, the weighted average lives of those classes of certificates entitled to a portion of the principal payments on such mortgage loan.

      The extent to which the yield on any offered certificate will be affected by the inclusion in the related trust fund of mortgage loans that permit negative amortization, will depend upon

      o whether such offered certificate was purchased at a premium or a discount and

      o the extent to which the payment characteristics of such mortgage loans delay or accelerate the distributions of principal on such certificate (or, in the case of a interest-only certificate, delay or accelerate the reduction of the notional amount thereof). See "--Yield and Prepayment Considerations" above.

      Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the mortgage loans that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average lives of those mortgage loans and, accordingly, the weighted average lives of and yields on the certificates of the related series. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average lives of and yields on the certificates of the related series.

      Losses and Shortfalls on the Mortgage Assets. The yield to holders of the offered certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the mortgage loans in the related trust fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of certificates that is required to bear the effects thereof.

      The amount of any losses or shortfalls in collections on the mortgage assets in any trust fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, such allocations may be effected by

      o a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of certificates and/or

      o establishing a priority of payments among such classes of certificates.

      The yield to maturity on a class of subordinate certificates may be extremely sensitive to losses and shortfalls in collections on the mortgage loans in the related trust fund.

      Additional Certificate Amortization. One or more classes of certificates of any series may provide for distributions of principal thereof from

      o amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates,

      o     Excess Funds, or

      o     any other amounts described in the related prospectus supplement.

      Unless otherwise specified in the related prospectus supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the certificates of any series on any distribution date that represent

      o interest received or advanced on the mortgage assets in the related trust fund that is in excess of the interest currently accrued on the certificates of such series, or

      o prepayment premiums, payments from Equity Participations or any other amounts received on the mortgage assets in the related trust fund that do not constitute interest thereon or principal thereof.

      The amortization of any class of certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such certificates and, if such certificates were purchased at a premium, reduce the yield thereon. The related prospectus supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of certificates out of such sources is likely to have any material effect on the rate at which such certificates are amortized and the consequent yield with respect thereto.

                                  THE DEPOSITOR

      The depositor is a special purpose corporation incorporated in the State of Delaware on March 22, 1996, for the purpose of engaging in the business, among other things, of acquiring and depositing mortgage assets in trust in exchange for certificates evidencing interest in such trusts and selling or otherwise distributing such certificates. The principal executive offices of the depositor are located at 60 Wall Street, New York, New York 10005. The telephone number is (212) 250-2500. The depositor's capitalization is nominal. All of the shares of capital stock of the depositor are held by DB U.S. Financial Markets Holding Corporation.

      None of the depositor or any of its respective affiliates will insure or guarantee distributions on the certificates of any series.

                         DESCRIPTION OF THE CERTIFICATES

General

      Each series of certificates will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Pooling Agreement.

      If the related prospectus supplement so provides, a class of certificates may have two or more component parts, each having characteristics that are otherwise described herein as being attributable to separate and distinct classes. For example, a class of certificates may have a Certificate Balance on which it accrues interest at a fixed, variable or adjustable rate. Such class of Certificates may also have certain characteristics attributable to interest-only certificates insofar as it may also entitle the holders thereof to distributions of interest accrued on a Notional Amount at a different fixed, variable or adjustable rate. In addition, a class of certificates may accrue interest on one portion of its Certificate Balance at one fixed, variable or adjustable rate and on another portion of its Certificate Balance at a different fixed, variable or adjustable rate.

      Each class of offered certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of certain classes of interest-only certificates or Residual Certificates, notional amounts or percentage interests, specified in the related prospectus supplement. If the related prospectus supplement so provides, one or more classes of offered certificates may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of DTC. The offered certificates of each series (if issued as Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations. If so specified in the related prospectus supplement, arrangements may be made for clearance and settlement through Clearstream Banking, societe anonyme or the Euroclear System, if they are participants in DTC.

Distributions

      Distributions on the certificates of each series will be made on each distribution date from the Available Distribution Amount for such series and such Distribution Date. Unless otherwise provided in the related prospectus supplement, the "Available Distribution Amount" for any series of certificates and any distribution date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the mortgage assets and any other assets included in the related trust fund that are available for distribution to the holders of certificates of such series on such date. The particular components of the Available Distribution Amount for any series and distribution date will be more specifically described in the related prospectus supplement.

      Except as otherwise specified in the related prospectus supplement, distributions on the certificates of each series (other than the final distribution in retirement of any such certificate) will be made to the persons in whose names such certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable distribution date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related prospectus supplement. All distributions with respect to each class of certificates on each distribution date will be allocated pro rata among the outstanding certificates in such class in proportion to the respective Percentage Interests evidenced thereby unless otherwise specified in the related prospectus supplement. Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities therefor, if such certificateholder has provided the person required to make such payments with wiring instructions no later than the related Record Date or such other date specified in the related prospectus supplement (and, if so provided in the related prospectus supplement, such certificateholder holds certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such certificates at the location specified in the notice to Certificateholders of such final distribution. The undivided percentage interest (the "Percentage Interest") represented by an offered certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such certificate by the initial Certificate Balance or Notional Amount of such class.

Distributions of Interest on the Certificates

      Each class of certificates of each series (other than certain classes of principal-only certificates and certain classes of Residual Certificates that have no pass-through rate) may have a different pass-through rate, which in each case may be fixed, variable or adjustable. The related prospectus supplement will specify the pass-through rate or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate, for each class of offered certificates. Unless otherwise specified in the related prospectus supplement, interest on the certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      Distributions of interest with respect to one or more classes of certificates (collectively, "Accrual Certificates") may not commence until the occurrence of certain events, such as the retirement of one or more other classes of certificates, and interest accrued with respect to a class of Accrual Certificates prior to the occurrence of such an event will either be added to the Certificate Balance thereof or otherwise deferred as described in the related prospectus supplement.

      Distributions of interest in respect of any class of certificates (other than a class of Accrual Certificates, and other than any class of principal-only certificates or Residual Certificates that is not entitled to any distributions of interest) will be made on each distribution date based on the Accrued Certificate Interest for such class and such distribution date, subject to the sufficiency of that portion, if any, of the Available Distribution Amount allocable to such class on such distribution date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each distribution date or otherwise deferred as described in the related prospectus supplement.

      With respect to each class of certificates (other than certain classes of interest-only certificates and certain classes of Residual Certificates), the "Accrued Certificate Interest" for each distribution date will be equal to interest at the applicable pass-through rate accrued for a specified period (generally the most recently ended calendar month) on the outstanding Certificate Balance of such class of certificates immediately prior to such distribution date.

      Unless otherwise provided in the related prospectus supplement, the Accrued Certificate Interest for each distribution date on a class of interest-only certificates will be similarly calculated except that it will accrue on a Notional Amount that is either

      o based on the principal balances of some or all of the mortgage assets in the related trust fund or

      o equal to the Certificate Balances of one or more other classes of certificates of the same series. Reference to a Notional Amount with respect to a class of interest-only certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal.

      If so specified in the related prospectus supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance
of) one or more classes of the certificates of a series may be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest," exceed the amount of any sums that are applied to offset the amount of such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement.

      The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage assets in the related trust fund. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the mortgage assets in the related trust fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors--Prepayments May Reduce the Average Life of Your Certificates" and "--Prepayments May Reduce the Yield on Your Certificates" and "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest."

Distributions of Principal of the Certificates

      Each class of certificates of each series (other than certain classes of interest-only certificates and certain classes of Residual Certificates) will have an initial stated principal amount (a "Certificate Balance"), which, at any time, will equal the then maximum amount that the holders of certificates of such class will be entitled to receive as principal out of the future cash flow on the mortgage assets and other assets included in the related trust fund. The outstanding Certificate Balance of a class of certificates will be reduced by distributions of principal made thereon from time to time and, if and to the extent so provided in the related prospectus supplement, further by any losses incurred in respect of the related mortgage assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of certificates may be increased as a result of any deferred interest on or in respect of the related mortgage assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the distribution date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). The initial aggregate Certificate Balance of all classes of a series of certificates will not be greater than the aggregate outstanding principal balance of the related mortgage assets as of a specified date (the "Cut-off Date"), after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of certificates will be specified in the related prospectus supplement. As and to the extent described in the related prospectus supplement, distributions of principal with respect to a series of certificates will be made on each distribution date to the holders of the class or classes of certificates of such series entitled thereto until the Certificate Balances of such certificates have been reduced to zero. Distributions of principal with respect to one or more classes of certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust fund. Distributions of principal with respect to one or more classes of certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust fund.

      Distributions of principal with respect to one or more classes of certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more other classes of certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the mortgage assets in the related trust fund are received. Unless otherwise specified in the related prospectus supplement, distributions of principal of any class of offered certificates will be made on a pro rata basis among all of the certificates of such class.

Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity Participations

      If so provided in the related prospectus supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the mortgage assets in any trust fund will be distributed on each distribution date to the holders of the class of certificates of the related series entitled thereto in accordance with the provisions described in such prospectus supplement. Alternatively, such items may be retained by the depositor or any of its affiliates or by any other specified person and/or may be excluded as trust assets.

Allocation of Losses and Shortfalls

      The amount of any losses or shortfalls in collections on the mortgage assets in any trust fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, such allocations may be effected by

      o a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of certificates and/or

      o establishing a priority of payments among such classes of certificates. See "Description of Credit Support."

Advances in Respect of Delinquencies

      If and to the extent provided in the related prospectus supplement, if a trust fund includes mortgage loans, the master servicer, the special servicer, the trustee, any provider of Credit Support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each distribution date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of certificates for such distribution date, an amount up to the aggregate of any payments of principal (other than the principal portion of any balloon payments) and interest that were due on or in respect of such mortgage loans during the related Due Period and were delinquent on the related determination date.

      Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the mortgage loans (including amounts drawn under any fund or instrument constituting Credit Support) respecting which such advances were made (as to any mortgage loan, "Related Proceeds") and such other specific sources as may be identified in the related prospectus supplement, including, in the case of a series that includes one or more classes of subordinate certificates, if so identified, collections on other mortgage assets in the related trust fund that would otherwise be distributable to the holders of one or more classes of such subordinate certificates. No advance will be required to be made by a master servicer, special servicer or trustee if, in the judgment of the master servicer, special servicer or trustee, as the case may be, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a master servicer, special servicer or trustee, a Nonrecoverable Advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of certificateholders.

      If advances have been made by a master servicer, special servicer, trustee or other entity from excess funds in a Certificate Account, such master servicer, special servicer, trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on or prior to any future distribution date to the extent that funds in such Certificate Account on such distribution date are less than payments required to be made to the related series of certificateholders on such date. If so specified in the related prospectus supplement, the obligation of a master servicer, special servicer, trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related prospectus supplement.

      If and to the extent so provided in the related prospectus supplement, any entity making advances will be entitled to receive interest on certain or all of such advances for a specified period during which such advances are outstanding at the rate specified in such prospectus supplement, and such entity will be entitled to payment of such interest periodically from general collections on the mortgage loans in the related trust fund prior to any payment to the related series of certificateholders or as otherwise provided in the related Pooling Agreement and described in such prospectus supplement. The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related MBS Agreement.

Reports to Certificateholders

      On each distribution date, together with the distribution to the holders of each class of the offered certificates of a series, a master servicer, Manager or Trustee, as provided in the related prospectus supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related prospectus supplement, will set forth, among other things, in each case to the extent applicable:

      (i) the amount of such distribution to holders of such class of offered certificates that was applied to reduce the Certificate Balance thereof;

      (ii) the amount of such distribution to holders of such class of offered certificates that was applied to pay Accrued Certificate Interest;

      (iii) the amount, if any, of such distribution to holders of such class of offered certificates that was allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

      (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of offered certificates are entitled;

      (v) if the related trust fund includes mortgage loans, the aggregate amount of advances included in such distribution;

      (vi) if the related trust fund includes mortgage loans, the amount of servicing compensation received by the related master servicer (and, if payable directly out of the related trust fund, by any special servicer and any sub-servicer) and, if the related trust fund includes MBS, the amount of administrative compensation received by the MBS Administrator;

      (vii) information regarding the aggregate principal balance of the related mortgage assets on or about such distribution date;

      (viii) if the related trust fund includes mortgage loans, information regarding the number and aggregate principal balance of such mortgage loans that are delinquent;

      (ix) if the related trust fund includes mortgage loans, information regarding the aggregate amount of losses incurred and principal prepayments made with respect to such mortgage loans during the related Due Period;

      (x) the Certificate Balance or Notional Amount, as the case may be, of such class of certificates at the close of business on such distribution date, separately identifying any reduction in such Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related mortgage assets, any increase in such Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related mortgage assets and any increase in the Certificate Balance of a class of Accrual Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

      (xi) if such class of offered certificates has a variable pass-through rate or an adjustable pass- through rate, the pass-through rate applicable thereto for such distribution date and, if determinable, for the next succeeding distribution date;

      (xii) the amount deposited in or withdrawn from any reserve fund on such distribution date, and the amount remaining on deposit in such reserve fund as of the close of business on such distribution date;

      (xiii) if the related trust fund includes one or more instruments of Credit Support, the amount of coverage under each such instrument as of the close of business on such distribution date; and

      (xiv) the amount of Credit Support being afforded by any classes of subordinate certificates.

      In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts will be expressed as a dollar amount per specified denomination of the relevant class of offered certificates or as a percentage. The prospectus supplement for each series of certificates may describe additional information to be included in reports to the holders of the offered certificates of such series.

      Within a reasonable period of time after the end of each calendar year, the master servicer, MBS Administrator or trustee for a series of certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate of such series a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. See, however, "--Book-Entry Registration and Definitive Certificates" below.

      If the trust fund for a series of certificates includes MBS, the ability of the related master servicer, MBS Administrator or trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related prospectus supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the offered certificates of that series in connection with distributions made to them. The depositor will provide the same information with respect to any MBS in its own reports that were publicly offered and the reports the related MBS Issuer provides to the Trustee if privately issued.

Voting Rights

      The voting rights evidenced by each series of certificates (as to such series, the "Voting Rights") will be allocated among the respective classes of such series in the manner described in the related prospectus supplement.

      Certificateholders will generally not have a right to vote, except with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related prospectus supplement. See "Description of the Pooling Agreements--Amendment." The holders of specified amounts of certificates of a particular series will have the right to act as a group to remove the related trustee and also upon the occurrence of certain events which if continuing would constitute an Event of Default on the part of the related master servicer, special servicer or REMIC Administrator. See "Description of the Pooling Agreements -- Events of Default," "-- Rights Upon Event of Default" and "-- Resignation and Removal of the Trustee."

Termination

      The obligations created by the Pooling Agreement for each series of certificates will terminate following

      o the final payment or other liquidation of the last mortgage asset subject thereto or the disposition of all property acquired upon foreclosure of any mortgage loan subject thereto and

      o the payment (or provision for payment) to the certificateholders of that series of all amounts required to be paid to them pursuant to such Pooling Agreement.

      Written notice of termination of a Pooling Agreement will be given to each certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the certificates of such series at the location to be specified in the notice of termination.

      If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the mortgage assets in the related trust fund by the party or parties specified therein, under the circumstances and in the manner set forth therein.

      In addition, if so provided in the related prospectus supplement upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount or upon a specified date, a party designated therein may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust fund, or of a sufficient portion of such mortgage assets to retire such class or classes, under the circumstances and in the manner set forth therein. The solicitation of bids will be conducted in a commercially reasonable manner and, generally, assets will be sold at their fair market value. Circumstances may arise in which such fair market value may be less than the unpaid balance of the mortgage loans sold and therefore, as a result of such a sale, the Certificateholders of one or more classes of certificates may receive an amount less than the Certificate Balance of, and accrued unpaid interest on, their certificates.

Book-Entry Registration and Definitive Certificates

      If so provided in the prospectus supplement for a series of certificates, one or more classes of the offered certificates of such series will be offered in book-entry format through the facilities of DTC, and each such class will be represented by one or more global certificates registered in the name of The Depository Trust Company ("DTC") or its nominee. If so provided in the prospectus supplement, arrangements may be made for clearance and settlement through the Euroclear System or Clearstream Banking, societe anonyme, if they are participants in DTC.

      DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("DTC Participants") and facilitate the clearance and settlement of securities transactions between DTC Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with a DTC Participant that maintains as account with DTC. The rules applicable to DTC and DTC Participants are on file with the Commission.

      Purchases of Book-Entry Certificates under the DTC system must be made by or through, and will be recorded on the records of, the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such certificates will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of such certificates. The beneficial ownership interest of the owner of a Book-Entry Certificate (a "Certificate Owner") may only be transferred by compliance with the rules, regulations and procedures of such Financial Intermediaries and DTC Participants.

      DTC has no knowledge of the actual Certificate Owners; DTC's records reflect only the identity of the DTC Participants to whose accounts such certificates are credited, which may or may not be the Certificate Owners. The DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers.

      Conveyance of notices and other communications by DTC to DTC Participants and by DTC Participants to Financial Intermediaries and Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit DTC Participants' accounts on the related distribution date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by DTC Participants to Financial Intermediaries and Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of each such DTC Participant (and not of DTC, the depositor or any trustee, master servicer, special servicer or MBS Administrator), subject to any statutory or regulatory requirements as may be in effect from time to time. Accordingly, under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

      Unless otherwise provided in the related prospectus supplement, the only "certificateholder" (as such term is used in the related Pooling Agreement) of Book-Entry Certificates will be the nominee of DTC, and the Certificate Owners will not be recognized as certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related Pooling Agreement only indirectly through the

DTC Participants who in turn will exercise their rights through DTC. The depositor has been informed that DTC will take action permitted to be taken by a certificateholder under a Pooling Agreement only at the direction of one or more DTC Participants to whose account with DTC interests in the Book-Entry Certificates are credited. DTC may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such certificates.

      Because DTC can act only on behalf of DTC Participants, who in turn act on behalf of Financial Intermediaries and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

      Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if

      o the depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such certificates and the depositor is unable to locate a qualified successor or

      o the depositor, at its option, elects to terminate the book-entry system through DTC with respect to such certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all DTC Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for registration, the trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as "Certificateholders" under and within the meaning of the related Pooling Agreement.

                      DESCRIPTION OF THE POOLING AGREEMENTS

General

      The certificates of each series will be issued pursuant to a pooling and servicing agreement or other agreement specified in the related prospectus supplement (in any case, a "Pooling Agreement"). In general, the parties to a Pooling Agreement will include the depositor, the trustee, the master servicer, the special servicer and, if one or more REMIC elections have been made with respect to the trust fund, a REMIC administrator. However, a Pooling Agreement that relates to a trust fund that includes MBS may include an MBS Administrator as a party, but may not include a master servicer, special servicer or other servicer as a party. All parties to each Pooling Agreement under which certificates of a series are issued will be identified in the related prospectus supplement. If so specified in the related prospectus supplement, the mortgage asset seller or an affiliate thereof may perform the functions of master servicer, special servicer, MBS Administrator or REMIC administrator. If so specified in the related prospectus supplement, the master servicer may also perform the duties of special servicer, and the master servicer, the special servicer or the trustee may also perform the duties of REMIC administrator. Any party to a Pooling Agreement or any affiliate thereof may own certificates issued thereunder; however, except in limited circumstances (including with respect to required consents to certain amendments to a Pooling Agreement), certificates issued thereunder that are held by the master servicer or special servicer for the related series will not be allocated Voting Rights.

      A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which certificates that evidence interests in mortgage loans will be issued. The prospectus supplement for a series of certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this prospectus and, if the related trust fund includes MBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of certificates and the description of such provisions in the related prospectus supplement. The depositor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of certificates without charge upon written request of a holder of a certificate of such series addressed to it at its principal executive offices specified herein under "The Depositor."

Assignment of Mortgage Loans; Repurchases

      At the time of issuance of any series of certificates, the Depositor will assign (or cause to be assigned) to the designated trustee the mortgage loans to be included in the related trust fund, together with, unless otherwise specified in the related prospectus supplement, all principal and interest to be received on or with respect to such mortgage loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The trustee will, concurrently with such assignment, deliver the certificates to or at the direction of the depositor in exchange for the mortgage loans and the other assets to be included in the trust fund for such series. Each mortgage loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each mortgage loan included in the related trust fund, which information will typically include

      o the address of the related mortgaged property and type of such property;

      o the mortgage rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information;

      o     the original and remaining term to maturity;

      o     the amortization term; and

      o     the original and outstanding principal balance.

      In addition, unless otherwise specified in the related prospectus supplement, the depositor will, as to each mortgage loan to be included in a trust fund, deliver, or cause to be delivered, to the related trustee (or to a custodian appointed by the trustee as described below)

      o the mortgage note endorsed, without recourse, either in blank or to the order of such trustee (or its nominee),

      o the mortgage with evidence of recording indicated thereon (except for any mortgage not returned from the public recording office),

      o an assignment of the mortgage in blank or to the trustee (or its nominee) in recordable form, together with any intervening assignments of the mortgage with evidence of recording thereon (except for any such assignment not returned from the public recording office), and,

      o if applicable, any riders or modifications to such mortgage note and mortgage, together with certain other documents at such times as set forth in the related Pooling Agreement.

      Such assignments may be blanket assignments covering mortgages on mortgaged properties located in the same county, if permitted by law. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if the depositor delivers, or causes to be delivered, to the related trustee (or such custodian) a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. In addition, if the depositor cannot deliver, with respect to any mortgage loan, the mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling Agreement because of a delay caused by the public recording office, the depositor will deliver, or cause to be delivered, to the related trustee (or such custodian) a true and correct photocopy of such mortgage or assignment as submitted for recording. The depositor will deliver, or cause to be delivered, to the related trustee (or such custodian) such mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office. If the depositor cannot deliver, with respect to any mortgage loan, the mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling Agreement because such mortgage or assignment has been lost, the depositor will deliver, or cause to be delivered, to the related trustee (or such custodian) a true and correct photocopy of such mortgage or assignment with evidence of recording thereon. Unless otherwise specified in the related prospectus supplement, assignments of mortgage to the trustee (or its nominee) will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the trustee, such recording is not required to protect the trustee's interests in the mortgage loan against the claim of any subsequent transferee or any successor to or creditor of the depositor or the originator of such mortgage loan.

      The trustee (or a custodian appointed by the trustee) for a series of certificates will be required to review the mortgage loan documents delivered to it within a specified period of days after receipt thereof, and the trustee (or such custodian) will hold such documents in trust for the benefit of the certificateholders of such series. Unless otherwise specified in the related prospectus supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the certificateholders of the related series, the trustee (or such custodian) will be required to notify the master servicer, the special servicer and the depositor, and one of such persons will be required to notify the relevant mortgage asset seller. In that case, and if the mortgage asset seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related prospectus supplement, the mortgage asset seller will be obligated to repurchase the related mortgage loan from the trustee at a price generally equal to the unpaid principal balance thereof, together with accrued but unpaid interest through a date on or about the date of purchase, or at such other price as will be specified in the related prospectus supplement (in any event, the "Purchase Price"). If so provided in the prospectus supplement for a series of certificates, a mortgage asset seller, in lieu of repurchasing a mortgage loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of certificates, to replace such mortgage loan with one or more other mortgage loans, in accordance with standards that will be described in the prospectus supplement. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the certificates of any series or to the related trustee on their behalf for missing or defective mortgage loan documentation, and neither the depositor nor, unless it is the mortgage asset seller, the master servicer or the special servicer will be obligated to purchase or replace a mortgage loan if a mortgage asset seller defaults on its obligation to do so.

      The trustee will be authorized at any time to appoint one or more custodians pursuant to a custodial agreement to hold title to the mortgage loans in any trust fund and to maintain possession of and, if applicable, to review the documents relating to such mortgage loans, in any case as the agent of the trustee. The identity of any such custodian to be appointed on the date of initial issuance of the certificates will be set forth in the related prospectus supplement.

Representations and Warranties; Repurchases

      Unless otherwise provided in the prospectus supplement for a series of certificates, the depositor will, with respect to each mortgage loan in the related trust fund, make or assign, or cause to be made or assigned, certain representations and warranties (the person making such representations and warranties, the "Warranting Party") covering, by way of example:

      o the accuracy of the information set forth for such mortgage loan on the schedule of mortgage loans appearing as an exhibit to the related Pooling Agreement;

      o the enforceability of the related mortgage note and mortgage and the existence of title insurance insuring the lien priority of the related mortgage;

      o the Warranting Party's title to the mortgage loan and the authority of the Warranting Party to sell the mortgage loan; and

      o     the payment status of the mortgage loan.

      It is expected that in most cases the Warranting Party will be the mortgage asset seller. However, the Warranting Party may also be an affiliate of the mortgage asset seller, the depositor or an affiliate of the depositor, the master servicer, the special servicer or another person acceptable to the depositor. The Warranting Party, if other than the mortgage asset seller, will be identified in the related prospectus supplement.

      Unless otherwise provided in the related prospectus supplement, each Pooling Agreement will provide that the master servicer and/or trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a mortgage loan that materially and adversely affects the interests of the certificateholders of the related series. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related prospectus supplement, it will be obligated to repurchase such mortgage loan from the trustee at the applicable Purchase Price. If so provided in the prospectus supplement for a series of certificates, a Warranting Party, in lieu of repurchasing a mortgage loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of certificates, to replace such mortgage loan with one or more other mortgage loans, in accordance with standards that will be described in the prospectus supplement. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the certificates of any series or to the related trustee on their behalf for a breach of representation and warranty by a Warranting Party, and neither the Depositor nor the master servicer, in either case unless it is the Warranting Party, will be obligated to purchase or replace a mortgage loan if a Warranting Party defaults on its obligation to do so.

      In some cases, representations and warranties will have been made in respect of a mortgage loan as of a date prior to the date upon which the related series of certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the depositor will not include any mortgage loan in the trust fund for any series of certificates if anything has come to the depositor's attention that would cause it to believe that the representations and warranties made in respect of such mortgage loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the mortgage loans in any trust fund were made will be specified in the related prospectus supplement.

Collection and Other Servicing Procedures

      Unless otherwise specified in the related prospectus supplement, the master servicer and the special servicer for any mortgage pool, directly or through sub-servicers, will each be obligated under the related pooling agreement to service and administer the mortgage loans in such mortgage pool for the benefit of the related certificateholders, in accordance with applicable law and further in accordance with the terms of such pooling agreement, such mortgage loans and any instrument of Credit Support included in the related trust fund. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with such servicing and administration that it may deem necessary and desirable.

      As part of its servicing duties, each of the master servicer and the special servicer will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the mortgage loans that it services and will be obligated to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to such mortgage loans and held for its own account, provided (i) such procedures are consistent with the terms of the related pooling agreement and (ii) do not impair recovery under any instrument of Credit Support included in the related trust fund. Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, unless otherwise specified in the related prospectus supplement, to waive any prepayment premium, late payment charge or other charge in connection with any mortgage loan.

      The master servicer and the special servicer for any trust fund, either separately or jointly, directly or through sub-servicers, will also be required to perform as to the mortgage loans in such trust fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts, if required under the related Pooling Agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; negotiating modifications; conducting property inspections on a periodic or other basis; managing (or overseeing the management of) mortgaged properties acquired on behalf of such trust fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining servicing records relating to such mortgage loans. The related prospectus supplement will specify when and the extent to which servicing of a mortgage loan is to be transferred from the master servicer to the special servicer. In general, and subject to the discussion in the related prospectus supplement, a special servicer will be responsible for the servicing and administration of:

      o mortgage loans that are delinquent in respect of a specified number of scheduled payments;

      o mortgage loans as to which the related borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or similar insolvency proceeding, or the related borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a specified number of days; and

      o     REO Properties.

      If so specified in the related prospectus supplement, a pooling agreement also may provide that if a default on a mortgage loan has occurred or, in the judgment of the related master servicer, a payment default is reasonably foreseeable, the related master servicer may elect to transfer the servicing thereof, in whole or in part, to the related special servicer. Unless otherwise provided in the related prospectus supplement, when the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan (e.g., the related borrower is paying in accordance with the forbearance arrangement entered into between the special servicer and such borrower), the master servicer will resume the servicing duties with respect thereto. If and to the extent provided in the related Pooling Agreement and described in the related prospectus supplement, a special servicer may perform certain limited duties in respect of mortgage loans for which the master servicer is primarily responsible (including, if so specified, performing property inspections and evaluating financial statements); and a master servicer may perform certain limited duties in respect of any mortgage loan for which the special servicer is primarily responsible (including, if so specified, continuing to receive payments on such mortgage loan (including amounts collected by the special servicer), making certain calculations with respect to such mortgage loan and making remittances and preparing certain reports to the trustee and/or certificateholders with respect to such mortgage loan. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular mortgage loans under any applicable instrument of Credit Support. See "Description of Credit Support."

      A mortgagor's failure to make required mortgage loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related mortgaged property. In general, the related special servicer will be required to

      o     monitor any mortgage loan that is in default,

      o evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related mortgaged property,

      o initiate corrective action in cooperation with the Mortgagor if cure is likely,

      o     inspect the related mortgaged property and

      o     take such other actions as it deems necessary and appropriate.

A significant period of time may elapse before the special servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the special servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a mortgaged property in lieu of foreclosure) on behalf of the certificateholders of the related series may vary considerably depending on the particular mortgage loan, the mortgaged property, the mortgagor, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the mortgaged property is located. If a mortgagor files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the mortgage loan or to foreclose on the related mortgaged property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans -- Bankruptcy Laws."

      Mortgagors may, from time to time, request partial releases of the mortgaged properties, easements, consents to alteration or demolition and other similar matters. In general, the master servicer may approve such a request if it has determined, exercising its business judgment in accordance with the applicable servicing standard, that such approval will not adversely affect the security for, or the timely and full collectability of, the related mortgage loan. Any fee collected by the master servicer for processing such request will be retained by the master servicer as additional servicing compensation.

Sub-Servicers

      A master servicer or special servicer may delegate its servicing obligations in respect of the mortgage loans serviced thereby to one or more third-party servicers; provided that, unless otherwise specified in the related prospectus supplement, such master servicer or special servicer will remain obligated under the related Pooling Agreement. Unless otherwise provided in the related prospectus supplement, each sub-servicing agreement between a master servicer and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Pooling Agreement. The master servicer and special servicer in respect of any mortgage asset pool will each be required to monitor the performance of sub-servicers retained by it and will have the right to remove a sub-servicer retained by it at any time it considers such removal to be in the best interests of certificateholders. Unless otherwise provided in the related prospectus supplement, a master servicer or special servicer will be solely liable for all fees owed by it to any sub-servicer, irrespective of whether the master servicer's or special servicer's compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each sub-servicer will be reimbursed by the master servicer or special servicer, as the case may be, that retained it for certain expenditures which it makes, generally to the same extent such master servicer or special servicer would be reimbursed under a Pooling Agreement. See "-- Certificate Account" and "-- Servicing Compensation and Payment of Expenses."

Certificate Account

      General. The master servicer, the trustee and/or the special servicer will, as to each trust fund that includes mortgage loans, establish and maintain or cause to be established and maintained the corresponding Certificate Account, which will be established so as to comply with the standards of each rating agency that has rated any one or more classes of certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a non-interest-bearing account and the funds held therein may be invested pending each succeeding distribution date in United States government securities and other investment grade obligations that are acceptable to each rating agency that has rated any one or more classes of certificates of the related series ("Permitted Investments"). Such Permitted Investments include

      o     federal funds,

      o     uncertificated certificates of deposit,

      o     time deposits,

      o     bankers' acceptances and repurchase agreements,

      o     certain United States dollar-denominated commercial paper,

      o units of money market funds that maintain a constant net asset value and any other obligations or security acceptable to each rating agency.

      Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related master servicer, Trustee or special servicer as additional compensation. A Certificate Account may be maintained with the related master servicer, special servicer, trustee or mortgage asset seller or with a depository institution that is an affiliate of any of the foregoing or of the depositor, provided that it complies with applicable rating agency standards. If permitted by the applicable rating agency or agencies, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related master servicer or special servicer or serviced by either on behalf of others.

      Deposits. Unless otherwise provided in the related Pooling Agreement and described in the related prospectus supplement, the following payments and collections received or made by the master servicer, the trustee or the special servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date) are to be deposited in the Certificate Account for each trust fund that includes mortgage loans, within a certain period following receipt (in the case of collections on or in respect of the mortgage loans) or otherwise as provided in the related Pooling Agreement:

      (1) all payments on account of principal, including principal prepayments, on the mortgage loans;

      (2) all payments on account of interest on the mortgage loans, including any default interest collected, in each case net of any portion thereof retained by the master servicer or the special servicer as its servicing compensation or as compensation to the trustee;

      (3) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a mortgaged property or the related mortgage loan or in connection with the full or partial condemnation of a mortgaged property (other than proceeds applied to the restoration of the property or released to the related borrower) ("Insurance Proceeds" and "Condemnation Proceeds," respectively) and all other amounts received and retained in connection with the liquidation of defaulted mortgage loans or property acquired in respect thereof, by foreclosure or otherwise (such amounts, together with those amounts listed in clause (7) below, "Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any mortgaged properties acquired by the trust fund through foreclosure or otherwise;

      (4) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of certificates;

      (5) any advances made with respect to delinquent scheduled payments of principal and interest on the mortgage loans;

      (6) any amounts paid under any Cash Flow Agreement;

      (7) all proceeds of the purchase of any mortgage loan, or property acquired in respect thereof, by the Depositor, any mortgage asset seller or any other specified person as described under "-- Assignment of mortgage loans; Repurchases" and "-- Representations and Warranties; Repurchases," all proceeds of the purchase of any defaulted mortgage loan as described under "-- Realization Upon Defaulted Mortgage Loans," and all proceeds of any mortgage asset purchased as described under "Description of the Certificates -- Termination; Retirement of Certificates";

      (8) to the extent that any such item does not constitute additional servicing compensation to the master servicer or the special servicer and is not otherwise retained by the depositor or another specified person, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or Equity Participations with respect to the mortgage loans;

      (9) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy as described under "-- Hazard Insurance Policies";

      (10) any amount required to be deposited by the master servicer, the special servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer, the special servicer or the trustee, as the case may be, of funds held in the Certificate Account; and

      (11) any other amounts received on or in respect of the mortgage loans required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related prospectus supplement.

      Withdrawals. Unless otherwise provided in the related Pooling Agreement and described in the related prospectus supplement, a master servicer, trustee or special servicer may make withdrawals from the Certificate Account for each trust fund that includes mortgage loans for any of the following purposes:

      (1) to make distributions to the certificateholders on each distribution date;

      (2) to pay the master servicer or the special servicer any servicing fees not previously retained thereby, such payment to be made out of payments and other collections of interest on the particular mortgage loans as to which such fees were earned;

      (3) to reimburse the master servicer, the special servicer or any other specified person for unreimbursed advances of delinquent scheduled payments of principal and interest made by it, and certain unreimbursed servicing expenses incurred by it, with respect to mortgage loans in the trust fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent late payments collected on the particular mortgage loans, Liquidation Proceeds, Insurance Proceeds and Condemnation Proceeds collected on the particular mortgage loans and properties, and net income collected on the particular properties, with respect to which such advances were made or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such mortgage loans and properties, or if in the judgment of the master servicer, the special servicer or such other person, as applicable, such advances and/or expenses will not be recoverable from such amounts, such reimbursement to be made from amounts collected on other mortgage loans in the same trust fund or, if and to the extent so provided by the related Pooling Agreement and described in the related prospectus supplement, only from that portion of amounts collected on such other mortgage loans that is otherwise distributable on one or more classes of subordinate certificates of the related series;

      (4) if and to the extent described in the related prospectus supplement, to pay the master servicer, the special servicer or any other specified person interest accrued on the advances and servicing expenses described in clause (3) above incurred by it while such remain outstanding and unreimbursed;

      (5) to pay for costs and expenses incurred by the trust fund for environmental site assessments performed with respect to mortgaged properties that constitute security for defaulted mortgage loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such mortgaged properties, as described under "-- Realization Upon Defaulted Mortgage Loans";

      (6) to reimburse the master servicer, the special servicer, the REMIC administrator, the depositor, the trustee, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "-- Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor" and "-- Certain Matters Regarding the Trustee";

      (7) if and to the extent described in the related prospectus supplement, to pay the fees of the trustee, the REMIC administrator and any provider of Credit Support;

      (8) if and to the extent described in the related prospectus supplement, to reimburse prior draws on any form of Credit Support;

      (9) to pay the master servicer, the special servicer or the trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;

      (10) to pay any servicing expenses not otherwise required to be advanced by the master servicer, the special servicer or any other specified person;

      (11) if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences -- REMICs -- Prohibited Transactions Tax and Other Taxes";

      (12) to pay for the cost of various opinions of counsel obtained pursuant to the related Pooling Agreement for the benefit of certificateholders;

      (13) to make any other withdrawals permitted by the related Pooling Agreement and described in the related prospectus supplement; and

      (14) to clear and terminate the Certificate Account upon the termination of the trust fund.

Modifications, Waivers and Amendments of Mortgage Loans

      The master servicer and the special servicer may each agree to modify, waive or amend any term of any mortgage loan serviced by it in a manner consistent with the applicable servicing standard; provided that, unless otherwise set forth in the related prospectus supplement, the modification, waiver or amendment

      o will not affect the amount or timing of any scheduled payments of principal or interest on the mortgage loan,

      o will not, in the judgment of the master servicer or the special servicer, as the case may be, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due thereon, and

      o will not adversely affect the coverage under any applicable instrument of Credit Support.

      Unless otherwise provided in the related prospectus supplement, the special servicer also may agree to any other modification, waiver or amendment if, in its judgment,

      o a material default on the mortgage loan has occurred or a payment default is imminent,

      o such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the mortgage loan, taking into account the time value of money, than would liquidation and

      o such modification, waiver or amendment will not adversely affect the coverage under any applicable instrument of Credit Support.

Realization upon Defaulted Mortgage Loans

      If a default on a mortgage loan has occurred or, in the special servicer's judgment, a payment default is imminent, the special servicer, on behalf of the trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related mortgaged property, by operation of law or otherwise. Unless otherwise specified in the related prospectus supplement, the special servicer may not, however, acquire title to any mortgaged property, have a receiver of rents appointed with respect to any mortgaged property or take any other action with respect to any mortgaged property that would cause the trustee, for the benefit of the related series of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such mortgaged property within the meaning of certain federal environmental laws, unless the special servicer has previously received a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the trust fund) and either:

      (i) such report indicates that (a) the mortgaged property is in compliance with applicable environmental laws and regulations and (b) there are no circumstances or conditions present at the mortgaged property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

      (ii) the special servicer, based solely (as to environmental matters and related costs) on the information set forth in such report, determines that taking such actions as are necessary to bring the mortgaged property into compliance with applicable environmental laws and regulations and/or taking the actions contemplated by clause (i)(b) above, is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions. See "Certain Legal Aspects of Mortgage Loans -- Environmental Considerations."

      A Pooling Agreement may grant to the master servicer, the special servicer, a provider of Credit Support and/or the holder or holders of certain classes of the related series of certificates an option to purchase from the trust fund, at fair market value (which, if less than the Purchase Price, will be specified in the related prospectus supplement), any mortgage loan as to which a specified number of scheduled payments are delinquent.

      Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the special servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year beginning after the year of acquisition, unless (i) the Internal Revenue Service (the "IRS") grants an extension of time to sell such property or
(ii) the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund beyond such period will not result in the imposition of a tax on the trust fund or cause the trust fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding. Subject to the foregoing and any other tax-related limitations, the special servicer will generally be required to attempt to sell any mortgaged property so acquired on the same terms and conditions it would if it were the owner. Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the special servicer will also be required to ensure that the mortgaged property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by the trust fund of any income from nonpermitted assets as described in Code Section 860F(a)(2)(B), and that the trust fund does not derive any "net income from foreclosure property" within the meaning of Code Section 860G(c)(2), with respect to such property. If the trust fund acquires title to any mortgaged property, the special servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the special servicer of its obligation to manage such mortgaged property as required under the related Pooling Agreement.

      If Liquidation Proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the special servicer and/or the master servicer in connection with such mortgage loan, then, to the extent that such shortfall is not covered by any instrument or fund constituting Credit Support, the trust fund will realize a loss in the amount of such shortfall. The special servicer and/or the master servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted mortgage loan, prior to the distribution of such Liquidation Proceeds to certificateholders, any and all amounts that represent unpaid servicing compensation in respect of the mortgage loan, unreimbursed servicing expenses incurred with respect to the mortgage loan and any unreimbursed advances of delinquent payments made with respect to the mortgage loan. In addition, if and to the extent set forth in the related prospectus supplement, amounts otherwise distributable on the certificates may be further reduced by interest payable to the master servicer and/or special servicer on such servicing expenses and advances.

      If any mortgaged property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, neither the special servicer nor the master servicer will be required to expend its own funds to effect such restoration unless (and to the extent not otherwise provided in the related prospectus supplement) it determines

      o that such restoration will increase the proceeds to certificateholders on liquidation of the mortgage loan after reimbursement of the special servicer or the master servicer, as the case may be, for its expenses and

      o that such expenses will be recoverable by it from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and/or amounts drawn on any instrument or fund constituting Credit Support.

Hazard Insurance Policies

      Unless otherwise specified in the related prospectus supplement, each Pooling Agreement will require the master servicer (or the special servicer with respect to mortgage loans serviced thereby) to use reasonable efforts to cause each mortgage loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related mortgage or, if the mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, such coverage as is consistent with the master servicer's (or special servicer's) normal servicing procedures. Unless otherwise specified in the related prospectus supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such mortgage loan and the replacement cost of the related mortgaged property. The ability of a master servicer (or special servicer) to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a master servicer (or special servicer) under any such policy (except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's (or special servicer's) normal servicing procedures and/or to the terms and conditions of the related mortgage and mortgage note) will be deposited in the related Certificate Account. The Pooling Agreement may provide that the master servicer (or special servicer) may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on the mortgage loans in a trust fund. If such blanket policy contains a deductible clause, the master servicer (or special servicer) will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all additional sums that would have been deposited therein under an individual policy but were not because of such deductible clause.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the mortgaged properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin and domestic animals. Accordingly, a mortgaged property may not be insured for losses arising from any such cause unless the related mortgage specifically requires, or permits the holder thereof to require, such coverage.

      The hazard insurance policies covering the mortgaged properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of

      o the replacement cost of the improvements less physical depreciation and

      o such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

Due-on-Sale and Due-on-Encumbrance Provisions

      Certain of the mortgage loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the mortgage loan upon any sale or other transfer of the related mortgaged property made without the lender's consent. Certain of the mortgage loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the mortgage loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer (or special servicer) will determine whether to exercise any right the trustee may have under any such provision in a manner consistent with the master servicer's (or special servicer's) normal servicing procedures. Unless otherwise specified in the related prospectus supplement, the master servicer or special servicer, as applicable, will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a mortgaged property. See "Certain Legal Aspects of mortgage loans -- Due-on-Sale and Due-on-Encumbrance."

Servicing Compensation and Payment of Expenses

      Unless otherwise specified in the related prospectus supplement, a master servicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a specified portion of the interest payments on each mortgage loan in the related trust fund, including mortgage loans serviced by the related special servicer. If and to the extent described in the related prospectus supplement, a special servicer's primary compensation with respect to a series of certificates may consist of any or all of the following components:

      o a specified portion of the interest payments on each mortgage loan in the related trust fund, whether or not serviced by it;

      o an additional specified portion of the interest payments on each mortgage loan then currently serviced by it; and

      o subject to any specified limitations, a fixed percentage of some or all of the collections and proceeds received with respect to each mortgage loan which was at any time serviced by it, including mortgage loans for which servicing was returned to the master servicer.

      Insofar as any portion of the master servicer's or special servicer's compensation consists of a specified portion of the interest payments on a mortgage loan, such compensation will generally be based on a percentage of the principal balance of such mortgage loan outstanding from time to time and, accordingly, will decrease with the amortization of the mortgage loan. As additional compensation, a master servicer or special servicer may be entitled to retain all or a portion of late payment charges, prepayment premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the related Certificate Account. A more detailed description of each master servicer's and special servicer's compensation will be provided in the related prospectus supplement. Any sub-servicer will receive as its sub-servicing compensation a portion of the servicing compensation to be paid to the master servicer or special servicer that retained such sub-servicer. In addition to amounts payable to any sub-servicer, a master servicer or special servicer may be required, to the extent provided in the related prospectus supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related trust fund, including, without limitation, payment of the fees and disbursements of independent accountants, payment of fees and disbursements of the trustee and any custodians appointed thereby and payment of expenses incurred in connection with distributions and reports to certificateholders. Certain other expenses, including certain expenses related to mortgage loan defaults and liquidations and, to the extent so provided in the related prospectus supplement, interest on such expenses at the rate specified therein, may be required to be borne by the trust fund.

Evidence as to Compliance

      Unless otherwise specified in the related prospectus supplement, each Pooling Agreement will provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, there will be furnished to the related trustee a report of a firm of independent certified public accountants stating that

      o it has obtained a letter of representation regarding certain matters from the management of the master servicer which includes an assertion that the master servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the master servicer's servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and

      o on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such standards require it to report. In rendering its report such firm may rely, as to the matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent public accountants rendered on the basis of examinations conducted in accordance the same standards (rendered within one year of such report) with respect to those sub-servicers. The prospectus supplement may provide that additional reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the trustee.

      Each Pooling Agreement will also provide that, on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, the master servicer and special servicer shall each deliver to the related trustee an annual statement signed by one or more officers of the master servicer or the special servicer, as the case may be, to the effect that, to the best knowledge of each such officer, the master servicer or the special servicer, as the case may be, has fulfilled in all material respects its obligations under the Pooling Agreement throughout the preceding year or, if there has been a material default in the fulfillment of any such obligation, such statement shall specify each such known default and the nature and status thereof. Such statement may be provided as a single form making the required statements as to more than one Pooling Agreement.

      Unless otherwise specified in the related prospectus supplement, copies of the annual accountants' statement and the annual statement of officers of a master servicer or special servicer may be obtained by certificateholders upon written request to the trustee.

Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor

      Unless otherwise specified in the prospectus supplement for a series of certificates, the related Pooling Agreement will permit the master servicer, the special servicer and any REMIC administrator to resign from its obligations thereunder only upon

      o the appointment of, and the acceptance of such appointment by, a successor thereto and receipt by the trustee of written confirmation from each applicable rating agency that such resignation and appointment will not have an adverse effect on the rating assigned by such rating agency to any class of certificates of such series or

      o a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation will become effective until the trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or REMIC administrator, as the case may be, under the Pooling Agreement.

      The master servicer and special servicer for each trust fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related Pooling Agreement.

      Unless otherwise specified in the related prospectus supplement, each Pooling Agreement will further provide that none of the master servicer, the special servicer, the REMIC administrator, the depositor or any director, officer, employee or agent of any of them will be under any liability to the related trust fund or certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment. However, that none of the master servicer, the special servicer, the REMIC administrator, the depositor or any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related prospectus supplement, each Pooling Agreement will further provide that the master servicer, the special servicer, the REMIC administrator, the depositor and any director, officer, employee or agent of any of them will be entitled to indemnification by the related trust fund against any loss, liability or expense incurred in connection with any legal action that relates to such Pooling Agreement or the related series of certificates.

      However, such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under such Pooling Agreement, or by reason of reckless disregard of such obligations or duties. In addition, each Pooling Agreement will provide that none of the master servicer, the special servicer, the REMIC administrator or the depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the master servicer, the special servicer, the REMIC administrator and the depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the related series of certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the related series of certificateholders, and the master servicer, the special servicer, the REMIC administrator or the depositor, as the case may be, will be entitled to charge the related Certificate Account therefor.

      Any person into which the master servicer, the special servicer, the REMIC administrator or the depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer, the special servicer, the REMIC administrator or the depositor is a party, or any person succeeding to the business of the master servicer, the special servicer, the REMIC administrator or the depositor, will be the successor of the master servicer, the special servicer, the REMIC administrator or the depositor, as the case may be, under the related Pooling Agreement.

      Unless otherwise specified in the related prospectus supplement, a REMIC administrator will be entitled to perform any of its duties under the related Pooling Agreement either directly or by or through agents or attorneys, and the REMIC administrator will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

Events of Default

      Unless otherwise provided in the prospectus supplement for a series of certificates, "Events of Default" under the related Pooling Agreement will include, without limitation,

      o any failure by the master servicer to distribute or cause to be distributed to the certificateholders of such series, or to remit to the trustee for distribution to such certificateholders, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice thereof has been given to the master servicer by any other party to the related Pooling Agreement, or to the master


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

            servicer, with a copy to each other party to the related Pooling Agreement, by certificateholders entitled to not less than 25% (or such other percentage specified in the related prospectus supplement) of the Voting Rights for such series;

      o any failure by the special servicer to remit to the master servicer or the trustee, as applicable, any amount required to be so remitted, which failure continues unremedied for five days after written notice thereof has been given to the special servicer by any other party to the related Pooling Agreement, or to the special servicer, with a copy to each other party to the related Pooling Agreement, by the certificateholders entitled to not less than 25% (or such other percentage specified in the related prospectus supplement) of the Voting Rights of such series;

      o any failure by the master servicer or the special servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the master servicer or the special servicer, as the case may be, by any other party to the related Pooling Agreement, or to the master servicer or the special servicer, as the case may be, with a copy to each other party to the related Pooling Agreement, by certificateholders entitled to not less than 25% (or such other percentage specified in the related prospectus supplement) of the Voting Rights for such series;

      o any failure by a REMIC administrator (if other than the trustee) duly to observe or perform in any material respect any of its covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the REMIC administrator by any other party to the related Pooling Agreement, or to the REMIC administrator, with a copy to each other party to the related Pooling Agreement, by certificateholders entitled to not less than 25% (or such other percentage specified in the related prospectus supplement) of the Voting Rights for such series; and

      o certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or relating to the master servicer, the special servicer or the REMIC administrator (if other than the trustee), and certain actions by or on behalf of the master servicer, the special servicer or the REMIC administrator (if other than the trustee) indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, when a single entity acts as master servicer, special servicer and REMIC administrator, or in any two of the foregoing capacities, for any trust fund, an Event of Default in one capacity will constitute an Event of Default in each capacity.

Rights upon Event of Default

      If an Event of Default occurs with respect to the master servicer, the special servicer or a REMIC administrator under a Pooling Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the depositor or the trustee will be authorized, and at the direction of certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related prospectus supplement) of the Voting Rights for such series, the trustee will be required, to terminate all of the rights and obligations of the defaulting party as master servicer, special servicer or REMIC administrator, as applicable, under the Pooling Agreement, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the defaulting party as master servicer, special servicer or REMIC administrator, as applicable, under the Pooling Agreement (except that if the defaulting party is required to make advances thereunder regarding delinquent mortgage loans, but the trustee is prohibited by law from obligating itself to make such advances, or if the related prospectus supplement so specifies, the trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, if the trustee is unwilling or unable so to act, it may (or, at the written request of certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related prospectus supplement) of the Voting Rights for such series, it will be required
to) appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution or other entity that (unless otherwise provided in the related prospectus supplement) is acceptable to each applicable Rating Agency to act as successor to the master servicer, special servicer or REMIC administrator, as the case may be, under the Pooling Agreement. Pending such appointment, the trustee will be obligated to act in such capacity.

      If the same entity is acting as both trustee and REMIC administrator, it may be removed in both such capacities as described under "-- Resignation and Removal of the Trustee" below.

      No certificateholder will have any right under a Pooling Agreement to institute any proceeding with respect to such Pooling Agreement unless such holder previously has given to the trustee written notice of default and the continuance thereof and unless the holders of certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity and the trustee for sixty days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of certificates covered by such Pooling Agreement, unless such certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

      Except as otherwise specified in the related prospectus supplement, each pooling agreement may be amended by the parties thereto, without the consent of any of the holders of certificates covered by such pooling agreement,

      o     to cure any ambiguity,

      o to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,

      o to change the timing and/or nature of deposits in the Certificate Account, provided that (A) such change would not adversely affect in any material respect the interests of any certificateholder, as evidenced by an opinion of counsel, and (B) such change would not adversely affect the then-current rating of any rated classes of certificates, as evidenced by a letter from each applicable rating agency,

      o if a REMIC election has been made with respect to the related trust fund, to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the trust fund (or any designated portion thereof) as a REMIC or to avoid or minimize the risk of imposition of any tax on the related trust fund, provided that the trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any holder of certificates covered by the pooling agreement, or (B) to restrict the transfer of the Residual certificates, provided that the depositor has determined that the then-current ratings of the classes of the certificates that have been rated will not be adversely affected, as evidenced by a letter from each applicable rating agency, and that any such amendment will not give rise to any tax with respect to the transfer of the Residual certificates to a non-permitted transferee (See "Certain Federal Income Tax Consequences -- REMICs -- Tax and Restrictions on Transfers of Residual certificates to Certain Organizations" herein),

      o to make any other provisions with respect to matters or questions arising under such pooling agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any certificateholder, or

      o to amend specified provisions that are not material to holders of any class of certificates offered hereunder.

      The pooling agreement may also be amended by the parties thereto with the consent of the holders of certificates of each class affected thereby evidencing, in each case, not less than 66 (2)/(3)% (or such other percentage specified in the related prospectus supplement) of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such pooling agreement or of modifying in any manner the rights of the holders of certificates covered by such pooling agreement, except that no such amendment may

      o reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on a certificate of any class without the consent of the holder of such certificate or

      o reduce the aforesaid percentage of certificates of any class the holders of which are required to consent to any such amendment without the consent of the holders of all certificates of such class covered by such pooling agreement then outstanding.

      Notwithstanding the foregoing, if a REMIC election has been made with respect to the related trust fund, the trustee will not be required to consent to any amendment to a pooling agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the special servicer, the Depositor, the trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the related trust fund or cause such trust fund (or any designated portion thereof) to fail to qualify as a REMIC.

List of Certificateholders

      Unless otherwise specified in the related prospectus supplement, upon written request of three or more certificateholders of record made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related Pooling Agreement, the trustee or other specified person will afford such certificateholders access during normal business hours to the most recent list of certificateholders of that series held by such person. If such list is as of a date more than 90 days prior to the date of receipt of such certificateholders' request, then such person, if not the registrar for such series of certificates, will be required to request from such registrar a current list and to afford such requesting certificateholders access thereto promptly upon receipt.

The Trustee

      The trustee under each Pooling Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company that serves as trustee may have typical banking relationships with the depositor and its affiliates and with any master servicer, special servicer or REMIC administrator and its affiliates.

Duties of the Trustee

      The trustee for each series of certificates will make no representation as to the validity or sufficiency of the related Pooling Agreement, such certificates or any underlying mortgage asset or related document and will not be accountable for the use or application by or on behalf of any master servicer or special servicer of any funds paid to the master servicer or special servicer in respect of the certificates or the underlying mortgage assets. If no Event of Default has occurred and is continuing, the trustee for each series of certificates will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling Agreement, a trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.

Certain Matters Regarding the Trustee

      As and to the extent described in the related prospectus supplement, the fees and normal disbursements of any trustee may be the expense of the related master servicer or other specified person or may be required to be borne by the related trust fund.

      Unless otherwise specified in the related prospectus supplement, the trustee for each series of certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the trustee in connection with the trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties.

      Unless otherwise specified in the related prospectus supplement, the trustee for each series of certificates will be entitled to execute any of its trusts or powers under the related Pooling Agreement or perform any of this duties thereunder either directly or by or through agents or attorneys, and the trustee will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

Resignation and Removal of the Trustee

      The trustee may resign at any time, in which event the depositor will be obligated to appoint a successor trustee. The depositor may also remove the trustee if the trustee ceases to be eligible to continue as such under the Pooling Agreement or if the trustee becomes insolvent. Upon becoming aware of such circumstances, the depositor will be obligated to appoint a successor trustee. The trustee may also be removed at any time by the holders of certificates of the applicable series evidencing not less than 51% (or such other percentage specified in the related prospectus supplement) of the Voting Rights for such series. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee. Notwithstanding anything herein to the contrary, if any entity is acting as both trustee and REMIC administrator, then any resignation or removal of such entity as the trustee will also constitute the resignation or removal of such entity as REMIC administrator, and the successor trustee will serve as successor to the REMIC administrator as well.


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

                          DESCRIPTION OF CREDIT SUPPORT

General

      Credit Support may be provided with respect to one or more classes of the certificates of any series or with respect to the related mortgage assets. Credit Support may be in the form of

      o     a letter of credit,

      o     the subordination of one or more classes of certificates,

      o     the use of a surety bond,

      o     an insurance policy or a guarantee,

      o     the establishment of one or more reserve funds, or

      o     any combination of the foregoing.

      If and to the extent so provided in the related prospectus supplement, any of the foregoing forms of Credit Support may provide credit enhancement for more than one series of certificates.

      The Credit Support may not provide protection against all risks of loss and will not guarantee payment to certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the related Credit Support or that are of a type not covered by such Credit Support, certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers the offered certificates of more than one series and losses on the related mortgage assets exceed the amount of such Credit Support, it is possible that the holders of offered certificates of one (or more) such series will be disproportionately benefited by such Credit Support to the detriment of the holders of offered certificates of one (or more) other such series.

      If Credit Support is provided with respect to one or more classes of certificates of a series, or with respect to the related mortgage assets, the related prospectus supplement will include a description of

      o     the nature and amount of coverage under such Credit Support,

      o     any conditions to payment thereunder not otherwise described herein,

      o the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and

      o the material provisions relating to such Credit Support. Additionally, the related prospectus supplement will set forth certain information with respect to the obligor, if any, under any instrument of Credit Support. See "Risk Factors -- Credit Support Limitations."

Subordinate Certificates

      If so specified in the related prospectus supplement, one or more classes of certificates of a series may be subordinate certificates. To the extent specified in the related prospectus supplement, the rights of the holders of subordinate certificates to receive distributions from the Certificate Account on any distribution date will be subordinated to the corresponding rights of the holders of senior certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which such subordination will be available.


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

Cross-Support Provisions

      If the mortgage assets in any trust fund are divided into separate groups, each supporting a separate class or classes of certificates of the related series, Credit Support may be provided by cross-support provisions requiring that distributions be made on senior certificates evidencing interests in one group of mortgage assets prior to distributions on subordinate certificates evidencing interests in a different group of mortgage assets within the trust fund. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

Insurance or Guarantees with Respect to Mortgage Loans

      If so provided in the prospectus supplement for a series of certificates, mortgage loans included in the related trust fund will be covered for certain default risks by insurance policies or guarantees. The related prospectus supplement will describe the nature of such default risks and the extent of such coverage.

Letter of Credit

      If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on such certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or other financial institution specified in such prospectus supplement (the "Letter of Credit Bank"). Under a letter of credit, the Letter of Credit Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of some or all of the related mortgage assets on the related Cut-off Date or of the initial aggregate certificate balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the Letter of Credit Bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund.

Certificate Insurance and Surety Bonds

      If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on such certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. The related prospectus supplement will describe any limitations on the draws that may be made under any such instrument.

Reserve Funds

      If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on such certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such prospectus supplement. If so specified in the related prospectus supplement, the reserve fund for a series may also be funded over time by a specified amount of certain collections received on the related mortgage assets.

      Amounts on deposit in any reserve fund for a series will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement if so specified in the related prospectus supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each distribution date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

      If so specified in the related prospectus supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related master servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the trust fund unless otherwise specified in the related prospectus supplement.

Credit Support with Respect to MBS

      If so provided in the prospectus supplement for a series of certificates, any MBS included in the related trust fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related prospectus supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.

Interest Rate Exchange, Cap and Floor Agreements

      If so specified in the prospectus supplement for a series of certificates, the related trust fund may include interest rate exchange agreements or interest rate cap or floor agreements. These types of agreements may be used to limit the exposure of the trust fund or investors in the certificates to fluctuations in interest rates and to situations where interest rates become higher or lower than specified thresholds. Generally, an interest rate exchange agreement is a contract between two parties to pay and receive, with a set frequency, interest payments determined by applying the differential between two interest rates to an agreed-upon notional principal. Generally, an interest rate cap agreement is a contract pursuant to which one party agrees to reimburse another party for a floating rate interest payment obligation, to the extent that the rate payable at any time exceeds a specified cap. Generally, an interest rate floor agreement is a contract pursuant to which one party agrees to reimburse another party in the event that amounts owing to the latter party under a floating rate interest payment obligation are payable at a rate which is less than a specified floor. The specific provisions of these types of agreements will be described in the related prospectus supplement.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

      The following discussion contains general summaries of certain legal aspects of mortgage loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable local law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular jurisdiction, or to encompass the laws of all jurisdictions in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those jurisdictions. See "Description of the Trust Funds -- Mortgage Loans." If a significant percentage of mortgage loans (or mortgage loans underlying MBS), by balance, are secured by properties in a particular jurisdiction, relevant local laws, to the extent they vary materially from this discussion, will be discussed in the prospectus supplement.

General

      Each mortgage loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related mortgaged property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.


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

Types of Mortgage Instruments

      There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.

Leases and Rents

      Mortgages that encumber income-producing property often contain an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

      In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. In certain cases, mortgage loans secured by hotels or motels may be included in a trust fund even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. Even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default. In the bankruptcy setting, however, the lender will be stayed from enforcing its rights to collect room rates, but those room rates constitute "cash collateral" and therefore cannot be used by the bankruptcy debtor without a hearing or lender's consent or unless the lender's interest in the room rates is given adequate protection (e.g., cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the debtor proposes to use, or other similar relief). See "-- Bankruptcy Laws."

Personalty

      In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection. In certain cases, mortgage loans secured in part by personal property may be included in a trust fund even if the security interest in such personal property was not perfected or the requisite UCC filings were allowed to lapse.


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

Foreclosure

      General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

      Foreclosure Procedures Vary From State to State. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and nonjudicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

      A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

      Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

      Equitable and Other Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a nonmonetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

      In addition, some states may have statutory protection such as the right of the borrower to reinstate mortgage loans after commencement of foreclosure proceedings but prior to a foreclosure sale.

      Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in


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enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

      Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property (due to, among other things, redemption rights that may exist) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Therefore, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished, or for a lesser amount in order to preserve its right to seek a deficiency judgment if such is available under state law and under the terms of the mortgage loan documents. (The mortgage loans, however, may be nonrecourse. See "Risk Factors -- Commercial and Multifamily Mortgage Loans Are Subject to Certain Risks Which Could Adversely Affect the Performance of Your Offered Certificates -- The Mortgage Loans May Be Nonrecourse Loans or Loans With Limited Recourse.") Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

      The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

      Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

      The equity of redemption is a common-law (nonstatutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

      Anti-Deficiency Legislation. Some or all of the mortgage loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the mortgaged property and such other assets, if any, that were pledged to secure the mortgage loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states


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a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

      Leasehold Considerations. Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease. Certain mortgage loans, however, may be secured by ground leases which do not contain these provisions.

      In addition, where a lender has as its security both the fee and leasehold interest in the same property, the grant of a mortgage lien on its fee interest by the land owner/ground lessor to secure the debt of a borrower/ground lessee may be subject to challenge as a fraudulent conveyance. Among other things, a legal challenge to the granting of the liens may focus on the benefits realized by the land owner/ground lessor from the loan. If a court concluded that the granting of the mortgage lien was an avoidable fraudulent conveyance, it might take actions detrimental to the holders of the offered certificates, including, under certain circumstances, invalidating the mortgage lien on the fee interest of the land owner/ground lessor.

      Cooperative Shares. Mortgage loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative are subject to various regulations as well as to restrictions under the governing documents of the cooperative, and the shares may be cancelled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

      Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary leases.

Bankruptcy Laws

      Operation of the federal bankruptcy code, as amended from time to time (11 U.S.C.) (the "Bankruptcy Code") and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions


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and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

      Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, under the Bankruptcy Code, a bankruptcy court may permit a debtor, through its rehabilitative plan, to de-accelerate a secured loan and to reinstate the loan even if the lender accelerated the mortgage loan and final judgment of foreclosure has been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

      The Bankruptcy Code has been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a mortgaged property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the mortgaged property and the cash collateral is "adequately protected" as the term is defined and interpreted under the Bankruptcy Code. It should be noted, however, that the court may find that the lender has no security interest in either pre-petition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personality necessary for a security interest to attach to hotel revenues.

      The Bankruptcy Code provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely because of a provision in the lease to that effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the trustee to exercise certain contractual remedies with respect to the leases on any mortgaged property. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a trustee's exercise of those remedies in the event that a lessee becomes the subject of a proceeding under the Bankruptcy Code.

      For example, a mortgagee would be stayed from enforcing an assignment of the lease by a borrower related to a mortgaged property if the related borrower was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the related lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding.

      In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (a) assume the lease and retain it or assign it to a third party or (b) reject the lease. If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was


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assigned, and any assurances provided to the lessor may, in fact, be inadequate.
If the lease is rejected, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to the lease, such as the borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15 percent, not to exceed three years, of the remaining term of the lease.

      If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat the lease as terminated by the rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of the term and for any renewal or extension of the term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and the related renewal or extension of the lease, any damages occurring after that date caused by the nonperformance of any obligation of the lessor under the lease after that date.

      On the bankruptcy of a lessor or a lessee under a ground lease, the debtor entity has the right to assume (continue) or reject (terminate) the ground lease. Pursuant to Section 365(h) of the Bankruptcy Code, as it is presently in effect, a ground lessee whose ground lease is rejected by a debtor ground lessor has the right to remain in possession of its leased premises under the rent reserved in the lease for the term (including renewals) of the ground lease, but is not entitled to enforce the obligation of the ground lessor to provide any services required under the ground lease. In the event a ground lessee/borrower in bankruptcy rejects any/or all of its ground leases, the leasehold mortgagee would have the right to succeed to the ground lessee/borrower's position under the lease only if the ground lessor had specifically granted the mortgagee such right. In the event of concurrent bankruptcy proceedings involving the ground lessor and the ground lessee/borrower, the trustee may be unable to enforce the ground lessee/borrower's obligation to refuse to treat a ground lease rejected by a bankrupt ground lessor as terminated. In such circumstances, a ground lease could be terminated notwithstanding lender protection provisions contained herein or in the mortgage. A lender could lose its security unless the borrower holds a fee mortgage or the bankruptcy court, as a court of equity, allows the lender to assume the ground lessee's obligations under the ground lease and succeed to the position of a leasehold mortgagor. Although consistent with the Bankruptcy Code, such position may not be adopted by a bankruptcy court.

      In a bankruptcy or similar proceeding of a borrower, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the borrower, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

      A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a borrower with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

      Certain of the borrowers may be partnerships. The laws governing limited partnerships in certain states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. Certain limited partnership agreements of the borrowers may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal (assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if


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challenged, is upheld) that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless (i) at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or (ii) the written provisions of the limited partnership agreement permit the limited partners to agree within a specified time frame (often 60 days) after the withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so. In addition, the laws governing general partnerships in certain states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of the partnerships triggers the dissolution of the partnership, the winding up of its affairs and the distribution of its assets. Those state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a borrower, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under the borrower's mortgage loan, which may reduce the yield on the notes in the same manner as a principal prepayment.

      In addition, the bankruptcy of the general or limited partner of a borrower that is a partnership, or the bankruptcy of a member of a borrower that is a limited liability company or the bankruptcy of a shareholder of a borrower that is a corporation may provide the opportunity in the bankruptcy case of the partner, member or shareholder to obtain an order from a court consolidating the assets and liabilities of the partner, member or shareholder with those of the mortgagor pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective mortgaged property, for example, would become property of the estate of the bankrupt partner, member or shareholder. Not only would the mortgaged property be available to satisfy the claims of creditors of the partner, member or shareholder, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to the mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the mortgagor or its security interest in the mortgaged property.

Environmental Considerations

      General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

      Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien."

      CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management or operation of such mortgaged property. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator, " however, is a person "who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest." This is the so called "secured creditor exemption."

      The Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996 (the "Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Act offers protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption if it


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exercises decision-making control over the borrower's environmental compliance and hazardous substance handling or disposal practices, or assumes day-to-day management of environmental or substantially all other operational functions of the mortgaged property. The Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

      Certain Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and Recovery Act.

      Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may impose liability for releases of or exposure to asbestos-containing materials, and provide for third parties to seek recovery from owners or operators of real properties for personal injuries associated with those releases.

      Federal legislation requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-based paint hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

      In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

      Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations or may decrease the re-sale value of the collateral.

      Federal, state and local environmental laws and regulatory requirements change often. It is possible that compliance with a new requirement could impose significant compliance costs on a borrower. Such costs may jeopardize the borrower's ability to meet its loan obligations or decrease the re-sale value of the collateral.

      Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that individual or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of the trust fund and occasion a loss to the certificateholders.

      To reduce the likelihood of such a loss, unless otherwise specified in the related prospectus supplement, the Pooling Agreement will provide that neither the master servicer nor the special servicer, acting on behalf of the trustee, may acquire title to a mortgaged property or take over its operation unless the special servicer, based solely (as to environmental matters) on a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements -- Realization Upon Defaulted Mortgage Loans."

      If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

      In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such


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disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

      Environmental Site Assessments. In most cases, an environmental site assessment of each mortgaged property will have been performed in connection with the origination of the related mortgage loan or at some time prior to the issuance of the related certificates. Environmental site assessments, however, vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

Due-on-Sale and Due-on-Encumbrance Provisions

      Certain of the mortgage loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act") generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limitations as set forth in the Garn Act and the regulations promulgated thereunder. Accordingly, a master servicer may nevertheless have the right to accelerate the maturity of a mortgage loan that contains a "due-on-sale" provision upon transfer of an interest in the property, without regard to the master servicer's ability to demonstrate that a sale threatens its legitimate security interest.

Junior Liens; Rights of Holders of Senior Liens

      If so provided in the related prospectus supplement, mortgage assets for a series of certificates may include mortgage loans secured by junior liens, and the loans secured by the related senior liens may not be included in the mortgage pool. See "Description of the Trust Funds -- Mortgage Loans -- General."

Subordinate Financing

      The terms of certain of the mortgage loans may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or such restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Default Interest and Limitations on Prepayments

      Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.


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Applicability of Usury Laws

      Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

      No mortgage loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a trust fund unless (i) such mortgage loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such mortgage loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

      Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

Certain Laws and Regulations

      The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property (i.e., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related mortgage loan.

      The lender may be subject to additional risk depending upon the type and use of the mortgaged property in question. See "Risk Factors -- Commercial and Multifamily Mortgage Loans are Subject to Certain Risks Which Could Adversely Affect the Performance of Your Offered Certificates."

Americans with Disabilities Act

      Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

Servicemembers Civil Relief Act

      Under the terms of the Servicemembers Civil Relief Act (formerly the Soldiers' and Sailors' Civil Relief Act of 1940), as amended (the "Relief Act"), a borrower who enters military service after the origination of such


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

borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan), upon notification by such borrower, will not be charged interest, including fees and charges, in excess of 6% per annum during the period of such borrower's active duty status. In addition to adjusting the interest, the lender must forgive any such interest in excess of 6% unless a court or administrative agency orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service or the National Oceanic and Atmospheric Administration assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of Credit Support provided in connection with such certificates. In addition, the Relief Act imposes limitations that would impair the ability of the master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.

Forfeitures in Drug and RICO Proceedings

      Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

      In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.


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

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of Treasury (the "Treasury"). Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of certificates.

      For purposes of this discussion:

      o references to the mortgage loans include references to the mortgage loans underlying any MBS included in the mortgage assets; and

      o where the applicable prospectus supplement provides for a fixed retained yield with respect to the mortgage loans underlying a series of certificates, references to the mortgage loans will be deemed to refer to that portion of the mortgage loans held by the trust fund which does not include the portion, if any, of the payments on the mortgage loan that is retained by the related mortgage asset seller. References to a "holder" or "certificateholder" in this discussion generally mean the beneficial owner of a certificate.

             FEDERAL INCOME TAX CONSEQUENCES FOR REMIC CERTIFICATES

General

      With respect to a particular series of certificates, one or more elections may be made to treat the trust fund or one or more segregated pools of assets therein as one or more real estate mortgage investment conduits (each, a "REMIC") within the meaning of Code Section 860D. A trust fund or a portion thereof as to which a REMIC election will be made will be referred to as a "REMIC Pool." For purposes of this discussion, certificates of a series as to which one or more REMIC elections are made are referred to as "REMIC Certificates" and will consist of one or more classes of "Regular Certificates" and one class of "Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of REMIC Certificates, Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, counsel to the depositor, has advised the depositor that in the firm's opinion, assuming:

      o     the making of proper elections;

      o compliance with the Pooling Agreement and other related documents and no amendments thereof;

      o the accuracy of all representations made with respect to the mortgage loans; and

      o compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC.

      In such case, the Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The prospectus supplement for each series of certificates will indicate whether one or more REMIC elections with respect to the related trust fund will be made, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool. If so specified in the applicable prospectus supplement, the portion of a trust fund as to which a REMIC election is not made may be treated as a grantor trust for federal income tax purposes. See "-- Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made."


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

Status of REMIC Certificates

      REMIC Certificates held by a domestic building and loan association will be treated as an asset described in Code Section 7701(a)(19)(C)(xi), but only in the same proportion that the assets of the REMIC Pool would be treated as "loans
.. . . secured by an interest in real property which is . . . residential real property" (such as single family or multifamily properties, but not commercial properties) within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C), and otherwise will not qualify for such treatment. REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(B), and interest on the Regular Certificates and income with respect to Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing respective treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(5)(B), payments of principal and interest on the mortgage loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. Mortgage loans that have been defeased with U.S. Treasury obligations or other government securities will not qualify for the foregoing treatments. Except as provided in the related prospectus supplement, Regular Certificates will be "qualified mortgages" for another REMIC for purposes of Code Section 860G(a)(3). REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code Section 851(b)(3)(A)(i). REMIC Certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Code Section 582(c)(1).

Qualification as a REMIC

      In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" and must furnish applicable tax information to transferors or agents that violate this requirement. The Pooling Agreement for each Series will contain a provision designed to meet this requirement. See "Taxation of Residual Certificates -- Tax-Related Restrictions on Transfer of Residual Certificates -- Disqualified Organizations."

      A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the mortgage loans, certificates of beneficial interest in a grantor trust that holds mortgage loans, including certain of the MBS, regular interests in another REMIC, such as MBS in a trust as to which a REMIC election has been made, loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing corporation, provided, in general:

      o the fair market value of the real property security (including buildings and structural components thereof) is at least 80% of the principal balance of the related mortgage loan or mortgage loan underlying the MBS either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security); or

      o substantially all the proceeds of the mortgage loan or the underlying mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the mortgage loan or underlying mortgage loan.


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

      If the mortgage loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in the first bullet point of the preceding sentence as of the date of the last such modification or at closing. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either:

      o in exchange for any qualified mortgage within a three-month period thereafter; or

      o in exchange for a "defective obligation" within a two-year period thereafter.

      A "defective obligation" includes:

      o a mortgage in default or as to which default is reasonably foreseeable;

      o a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached;

      o     a mortgage that was fraudulently procured by the mortgagor; and

      o a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery).

      A mortgage loan that is "defective" as described in the fourth bullet point above that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period.

      Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the mortgage loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally not held beyond the close of the third calendar year following the acquisition of the property by the REMIC Pool, with an extension that may be granted by the Internal Revenue Service (the "Service").

      In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following:

      o     one or more classes of regular interests; or

      o a single class of residual interests on which distributions, if any, are made pro rata.

      A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments


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

on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the Regular Certificates of a series will constitute one or more classes of regular interests, and the Residual Certificates with respect to that series will constitute a single class of residual interests on which distributions are made pro rata.

      If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.

Taxation of Regular Certificates

      General

      In general, interest, original issue discount and market discount on a Regular Certificate will be treated as ordinary income to a holder of the Regular Certificate (the "Regular Certificateholder") as they accrue, and principal payments on a Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the Regular Certificate allocable thereto. Regular Certificateholders must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.

      Original Issue Discount

      Accrual Certificates and principal-only certificates will be, and other Classes of Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any class of Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on Treasury regulations (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such regulations, the depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the IRS will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the IRS to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Regular Certificates.

      Each Regular Certificate will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price." The issue price of a class of Regular Certificates offered pursuant to this Prospectus generally is the first price at which a substantial amount of Regular Certificates of that class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, the depositor intends to treat the issue price of a class as to which there is no substantial sale as of the issue date or that is retained by the depositor as the fair market value of that class as of the issue date. The issue price of a Regular Certificate also includes the amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate, unless the Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first distribution date. The stated redemption price at maturity of a Regular Certificate always includes the original principal amount of the Regular Certificate, but generally will not include distributions of stated interest if such interest distributions constitute "qualified stated interest." Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below), provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any class of Regular Certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable prospectus supplement, because the underlying mortgage loans provide for remedies in the event of default, the depositor intends to treat interest with respect to the Regular Certificates as qualified stated interest. Distributions of interest on an Accrual Certificate, or on other Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the depositor intends to treat an "interest only" class, or a class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" class) as having no qualified stated interest. Where the interval between the issue date and the first distribution date on a Regular Certificate is shorter than the interval between subsequent distribution dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

      Under a de minimis rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the mortgage loans (the "Prepayment Assumption") relating to the Regular Certificates. The Prepayment Assumption with respect to a series of Regular Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. However, under the OID Regulations, Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method."

      A Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. The depositor will treat the monthly period ending on the day before each distribution date as the accrual period. With respect to each Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related distribution date on the Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. The original issue discount accruing in a full accrual period would be the excess, if any, of:

      o the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period that are included in the Regular Certificate's stated redemption price at maturity and (b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity; over

      o the adjusted issue price of the Regular Certificate at the beginning of the accrual period.


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

      The present value of the remaining distributions referred to in the preceding sentence is calculated based on:

      o     the yield to maturity of the Regular Certificate at the issue date;

      o events (including actual prepayments) that have occurred prior to the end of the accrual period; and

      o     the Prepayment Assumption.

      For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of original issue discount with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

      Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to take into account prepayments on the Regular Certificates as a result of prepayments on the mortgage loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the mortgage loans with respect to a series of Regular Certificates can result in both a change in the priority of principal payments with respect to certain classes of Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Certificates.

      The IRS proposed regulations on August 24, 2004 that create a special rule for accruing original issue discount on Regular Certificates providing for a delay between record and payment dates, such that the period over which original issue discount accrues coincides with the period over which the right of Regular Certificateholders to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, Regular Certificateholders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to Regular Certificates with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any Regular Certificate issued after the date the final regulations are published in the Federal Register.

      Acquisition Premium

      A purchaser of a Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method."

      Variable Rate Regular Certificates

      Regular Certificates may provide for interest based on a variable rate permitted under the REMIC Regulations.

      Unless otherwise indicated in the applicable prospectus supplement, the depositor intends to treat Regular Certificates that provide for variable rates in the same manner as obligations bearing a variable rate for original issue discount reporting purposes. The amount of original issue discount with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount" with the yield to maturity and future payments on such Regular Certificate generally to be determined by assuming that interest will be payable for the life of the Regular Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant class. Unless otherwise specified in the applicable prospectus supplement, the depositor intends to treat such variable interest as qualified stated interest, other than variable


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

interest on an interest-only or super-premium class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

      Although unclear under the OID Regulations, unless required otherwise by applicable final regulations, the depositor intends to treat Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on mortgage loans or MBS having fixed or adjustable rates, as having qualified stated interest, except to the extent that initial "teaser" rates cause sufficiently "back-loaded" interest to create more than de minimis original issue discount. The yield on such Regular Certificates for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed rate mortgage loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable rate mortgage loans. In the case of adjustable rate mortgage loans, the applicable index used to compute interest on the mortgage loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual Pass-Through Rate on the Regular Certificates.

      Deferred Interest

      Under the OID Regulations, all interest on a Regular Certificate as to which there may be Deferred Interest is includible in the stated redemption price at maturity thereof. Accordingly, any Deferred Interest that accrues with respect to a class of Regular Certificates may constitute income to the holders of such Regular Certificates prior to the time distributions of cash with respect to such Deferred Interest are made.

      Market Discount

      A purchaser of a Regular Certificate also may be subject to the market discount rules of Code Section 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate:

      o is exceeded by the then-current principal amount of the Regular Certificate; or

      o in the case of a Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase.

      Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either:

      o     on the basis of a constant interest rate; or

      o in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period.

      Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year.


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

Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

      Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount would be reported in a manner similar to de minimis original issue discount. See "Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

      Premium

      A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Regular Certificateholder may elect under Code Section 171 to amortize such premium under the constant yield method. Treasury Regulations issued under Code Section 171 do not, by their terms, apply to Regular Certificates, which are prepayable based on prepayments on the underlying mortgage loans. However, the Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant yield method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.

      Election to Treat All Interest Under the Constant Yield Method

      A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election:

      o "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium; and

      o the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition.

      It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the IRS. Investors should consult their own tax advisors regarding the advisability of making such an election.


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

      Sale or Exchange of Regular Certificates

      If a Regular Certificateholder sells or exchanges a Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by any amortized premium and by previously recognized losses.

      Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the long-term capital gain holding period (currently more than one year). Such gain will be treated as ordinary income:

      o if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior distribution of property that was held as a part of such transaction;

      o in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates; or

      o     to the extent that such gain does not exceed the excess, if any, of
            (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to the Regular Certificate.

      In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate than ordinary income of such taxpayers for property held for more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

      Treatment of Losses

      Holders of Regular Certificates will be required to report income with respect to Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the mortgage loans allocable to a particular class of Regular Certificates, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the IRS may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166. To the extent the rules of Code
Section 166 regarding bad debts are applicable, it appears that holders of Regular Certificates that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss any such loss sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, holders of Regular Certificates that are not corporations and do not hold the Regular Certificates in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any class or subclass of such Regular Certificates becoming wholly worthless. Holders of Regular Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. While losses attributable to interest previously reported as income should be deductible as


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

ordinary losses by both corporate and non-corporate holders, the IRS may take the position that losses attributable to accrued original issue discount may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.

Taxation of Residual Certificates

      Taxation of REMIC Income

      Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ("Residual Certificateholders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Certificateholder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Certificateholders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

      o the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

      o     all bad loans will be deductible as business bad debts; and

      o the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

      The REMIC Pool's gross income includes interest, original issue discount income and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income from amortization of issue premium, if any, on the Regular Certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC Pool and realized losses on the mortgage loans. The requirement that Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no certificates of any class of the related series outstanding.

      The taxable income recognized by a Residual Certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the mortgage loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Certificates or income from amortization of issue premium on the Regular Certificates, on the other hand. In the event that an interest in the mortgage loans is acquired by the REMIC Pool at a discount, and one or more of such mortgage loans is prepaid, the Residual Certificateholder may recognize taxable income without being entitled to receive a corresponding amount of cash because:

      o the prepayment may be used in whole or in part to make distributions in reduction of principal on the Regular Certificates; and

      o the discount on the mortgage loans which is includible in income may exceed the deduction allowed upon such distributions on those Regular Certificates on account of any unaccrued original issue discount relating to those Regular Certificates.

      When there is more than one class of Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal are being made in respect of earlier classes of Regular Certificates to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on


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

the later classes of Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a series of Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding classes of Regular Certificates, whereas to the extent that the REMIC Pool includes fixed rate mortgage loans, interest income with respect to any given mortgage loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Certificateholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below under "Limitations on Offset or Exemption of REMIC Income" The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a series of certificates, may have a significant adverse effect upon the Residual Certificateholder's after-tax rate of return.

      Basis and Losses

      The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Certificateholder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Certificateholder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Certificateholder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Certificateholder as to whom such loss was disallowed and may be used by such Residual Certificateholder only to offset any income generated by the same REMIC Pool.

      A Residual Certificateholder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets.

      A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. Regulations have been issued addressing the federal income tax treatment of "inducement fees" received by transferees of non-economic residual interests. These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees may be included in income:

      o in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income; or

      o ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the Prepayment Assumption.

      If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. Prospective purchasers of the Residual Certificates should consult with their tax advisors regarding the effect of these regulations.

      Further, to the extent that the initial adjusted basis of a Residual Certificateholder (other than an original holder) in the Residual Certificate is greater that the corresponding portion of the REMIC Pool's basis in the mortgage loans, the Residual Certificateholder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "Treatment of Certain Items of REMIC Income and Expense -- Market Discount" below regarding the basis of mortgage loans to the REMIC Pool


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

and "Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

      Treatment of Certain Items of REMIC Income and Expense

      Although the depositor intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The depositor makes no representation as to the specific method that it will use for reporting income with respect to the mortgage loans and expenses with respect to the Regular Certificates, and different methods could result in different timing of reporting of taxable income or net loss to Residual Certificateholders or differences in capital gain versus ordinary income.

      Original Issue Discount and Premium. Generally, the REMIC Pool's deductions for original issue discount and income from amortization of issue premium will be determined in the same manner as original issue discount income on Regular Certificates as described above under "Taxation of Regular Certificates -- Original Issue Discount" and "-- Variable Rate Regular Certificates," without regard to the de minimis rule described therein, and "-- Premium."

      Deferred Interest. Any Deferred Interest that accrues with respect to any adjustable rate mortgage loans held by the REMIC Pool will constitute income to the REMIC Pool and will be treated in a manner similar to the Deferred Interest that accrues with respect to Regular Certificates as described above under "Taxation of Regular Certificates -- Deferred Interest."

      Market Discount. The REMIC Pool will have market discount income in respect of mortgage loans if, in general, the basis of the REMIC Pool allocable to such mortgage loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such mortgage loans is generally the fair market value of the mortgage loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool (or the fair market value thereof at the Startup Day, in the case of a retained class). Market discount income generally should accrue in the manner described above under "Taxation of Regular Certificates -- Market Discount."

      Premium. Generally, if the basis of the REMIC Pool in the mortgage loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such mortgage loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in mortgage loans is the fair market value of the mortgage loans, based on the aggregate of the issue prices (or the fair market value of retained classes) of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "Taxation of Regular Certificates -- Premium," a REMIC Pool that holds a mortgage loan as a capital asset under Code Section 1221 may elect under Code Section 171 to amortize premium on whole mortgage loans or mortgage loans underlying MBS that were originated after September 27, 1985 or MBS that are REMIC regular interests under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the mortgage loans, rather than as a separate deduction item. To the extent that the mortgagors with respect to the mortgage loans are individuals, Code Section 171 will not be available for premium on mortgage loans (including underlying mortgage loans) originated on or prior to September 27, 1985. Premium with respect to such mortgage loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the IRS may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

      Limitations on Offset or Exemption of REMIC Income

      A portion or all of the REMIC taxable income includible in determining the federal income tax liability of a Residual Certificateholder will be subject to special treatment. That portion, referred to as the "excess inclusion," is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of:

      o 120% of the long-term applicable Federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by;


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

      o the adjusted issue price of such Residual Certificate at the beginning of such quarterly period.

      For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes.

      The portion of a Residual Certificateholder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on such Residual Certificateholder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the Residual Certificateholder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Certificateholder's excess inclusions will be treated as unrelated business taxable income of such Residual Certificateholder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "Tax-Related Restrictions on Transfer of Residual Certificates -- Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "Taxation of Certain Foreign Investors -- Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or a regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons.

      The Code provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a Residual Certificateholder. First, alternative minimum taxable income for a Residual Certificateholder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a Residual Certificateholder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions.

      Tax-Related Restrictions on Transfer of Residual Certificates

      Disqualified Organizations. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization, a tax would be imposed in an amount equal to the product of:

      o the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer; and

      o the highest marginal federal income tax rate applicable to corporations.

      The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false.


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

      In addition, if a Pass-Through Entity has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of:

      o the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization; and

      o     the highest marginal federal corporate income tax rate.

      Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

      If an "electing large partnership" holds a Residual Certificate, all interests in the electing large partnership are treated as held by Disqualified Organizations for purposes of the tax imposed upon a Pass-Through Entity by section 860E(c) of the Code. An exception to this tax, otherwise available to a Pass-Through Entity that is furnished certain affidavits by record holders of interests in the entity and that does not know such affidavits are false, is not available to an electing large partnership.

      For these purposes:

      o "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code
            Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511;

      o "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis (except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity); and

      o an "electing large partnership" means any partnership having more than 100 members during the preceding tax year (other than certain service partnerships and commodity pools), which elect to apply simplified reporting provisions under the Code.

      The Pooling Agreement with respect to a series of certificates will provide that no legal or beneficial interest in a Residual Certificate may be transferred unless:

      o the proposed transferee provides to the transferor and the trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate, is not a Disqualified Organization and is not purchasing such Residual Certificates on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof); and

      o the transferor provides a statement in writing to the depositor and the trustee that it has no actual knowledge that such affidavit is false.

      Moreover, the Pooling Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a series will bear a legend referring to such restrictions on transfer, and each Residual Certificateholder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Pooling Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing


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

restrictions. Information necessary to compute an applicable excise tax must be furnished to the IRS and to the requesting party within 60 days of the request, and the depositor or the trustee may charge a fee for computing and providing such information.

      Noneconomic Residual Interests. The REMIC Regulations disregard certain transfers of Residual Certificates, in which case the transferor continues to be treated as the owner of the Residual Certificates and thus continues to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Certificateholder (other than a Residual Certificateholder who is not a U.S. Person, as defined below under "-- Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer:

      o the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs; and

      o the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

      The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "-- Disqualified Organizations." The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if:

      o the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future;

      o the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due; and

      o transferee represents that it will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other U.S. Person.

      The transferor must have no actual knowledge or reason to know that those statements are false. The Pooling Agreement with respect to each series of certificates will require the transferee of a Residual Certificate to certify to the matters in the bullet points set forth above as part of the affidavit described above under the heading "Disqualified Organizations." The transferor must have no actual knowledge or reason to know that such statements are false.

      In addition to the three conditions set forth above for the transferor of a noneconomic residual interest to be presumed not to have knowledge that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC, recently issued Treasury regulations require a fourth condition for the transferor to be presumed to lack such knowledge. The condition must be satisfied in one of the two alternative ways for the transferor to have a "safe harbor" against ignoring the transfer: Either

            (a) the present value of the anticipated tax liabilities associated with holding the noneconomic residual interest must not exceed the sum of:

            (i) the present value of any consideration given to the transferee to acquire the interest;


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

            (ii) the present value of the expected future distributions on the interest;

            (iii) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

      For purposes of the computations under this "minimum transfer price" alternative, the transferee is assumed to pay tax at the highest rate of tax specified in Section 11(b)(1) of the Code (currently 35%) or, in certain circumstances the alternative minimum tax rate. Further, present values generally are computed using a discount rate equal to the short-term Federal rate set forth in Section 1274(d) of the Code for the month of such transfer and the compounding period used by the transferee; or

            (b) (i) the transferee must be a domestic "C" corporation (other than a corporation exempt from taxation of a regulated investment company or real estate investment trust) that meets certain gross and net assets tests (generally, $100 million of gross assets and $10 million of net assets for the current year and the two preceding fiscal years);

            (ii) the transferee must agree in writing that it will transfer the Residual Certificate only to a subsequent transferee that is an eligible corporation and meets the requirements for a safe harbor transfer; and

            (iii) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with ownership of the Residual Certificate will not be paid by the transferee.

      Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

      The prospectus supplement relating to a series of certificates may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons if such election has been made).

      Sale or Exchange of a Residual Certificate

      Upon the sale or exchange of a Residual Certificate, the Residual Certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Taxation of Residual Certificates -- Basis and Losses") of such Residual Certificateholder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Certificateholder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale


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

or exchange of a Residual Certificateholder's Residual Certificate, in which case, if the Residual Certificateholder has an adjusted basis in such Residual Certificateholder's Residual Certificate remaining when its interest in the REMIC Pool terminates, and if such Residual Certificateholder holds such Residual Certificate as a capital asset under Code Section 1221, then such Residual Certificateholder will recognize a capital loss at that time in the amount of such remaining adjusted basis.

      Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

      The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code
Section 1091 will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

      Mark to Market Regulations

      The Service has issued regulations under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. These regulations provide that, for purposes of this mark-to-market requirement, a Residual Certificate is not treated as a security and thus may not be marked to market.

Taxes that May be Imposed on the REMIC Pool

      Prohibited Transactions

      Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include:

      o the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool or (d) a qualified (complete) liquidation;

      o the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold;

      o     the receipt of compensation for services; or

      o the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation.

      Notwithstanding the first or fourth bullet points set forth above, it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the certificates is outstanding). The REMIC Regulations indicate that the modification of a mortgage loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an


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

assumption of the mortgage loan, the waiver of a due-on-sale or due-on-encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate mortgage loan.

      Contributions to the REMIC Pool After the Startup Day

      In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool:

      o     during the three months following the Startup Day;

      o     made to a qualified reserve fund by a Residual Certificateholder;

      o     in the nature of a guarantee;

      o     made to facilitate a qualified liquidation or clean-up call; and

      o     as otherwise permitted in Treasury regulations yet to be issued.

      Net Income from Foreclosure Property

      The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period ending with the third calendar year following the year of acquisition of such property, with a possible extension. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

      It is not anticipated that the REMIC Pool will receive income or contributions subject to tax under the preceding three paragraphs, except as described in the applicable prospectus supplement with respect to net income from foreclosure property on a commercial or multifamily residential property that secured a mortgage loan.

Liquidation of the REMIC Pool

      If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of Regular Certificates and Residual Certificateholders within the 90-day period.

Administrative Matters

      The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return. The trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Certificateholder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the IRS of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The Residual Certificateholder owning the largest percentage interest in the Residual Certificates will be obligated to act as "tax matters person, " as defined in applicable Treasury regulations, with respect to the REMIC Pool. Each Residual Certificateholder will be deemed, by acceptance of such Residual Certificates, to have agreed:

      o to the appointment of the tax matters person as provided in the preceding sentence; and


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

      o to the irrevocable designation of the master servicer as agent for performing the functions of the tax matters person.

Limitations on Deduction of Certain Expenses

      An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of:

      o 3% of the excess, if any, of adjusted gross income over a threshold amount; or

      o 80% of the amount of itemized deductions otherwise allowable for such year.

      These limitations will be phased out over the period 2006-2010. In the case of a REMIC Pool, such deductions may include deductions under Code Section 212 for the servicing fee and all administrative and other expenses relating to the REMIC Pool, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Certificates, as well as holders of Residual Certificates, where such Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Certificates that are issued in a single class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates. Unless otherwise indicated in the applicable prospectus supplement, all such expenses will be allocable to the Residual Certificates.

Taxation of Certain Foreign Investors

      Regular Certificates

      Interest, including original issue discount, distributable to Regular Certificateholders who are nonresident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person:

      o is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code
            Section 881(c)(3)(C); and

      o provides the trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Certificate is a Non-U.S. Person.

      If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Prepayment Premiums distributable to Regular Certificateholders who are Non-U.S. Persons may be subject to 30% United States withholding tax. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Certificate. The term "Non-U.S. Person" means any person who is not a U.S. Person.

      The IRS issued final regulations which would provide alternative methods of satisfying the beneficial ownership certification requirement described above. For example, these regulations will require, in the case of Regular Certificates held by a foreign partnership, that:

      o the certification described above be provided by the partners rather than by the foreign partnership; and

      o the partnership provide certain information, including a United States taxpayer identification number. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons should consult their own tax advisors concerning the application of the certification requirements in these regulations.

      Residual Certificates

      The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Certificateholders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Certificateholders may qualify as "portfolio interest," subject to the conditions described in "Regular Certificates" above, but only to the extent that:

      o the mortgage loans (including mortgage loans underlying MBS) were issued after July 18, 1984; and

      o the trust fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1).

      Generally, whole mortgage loans will not be, but MBS and regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion." See "Taxation of Residual Certificates -- Limitations on Offset or Exemption of REMIC Income." If the amounts paid to Residual Certificateholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "Tax-Related Restrictions on Transfer of Residual Certificates -- Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential." Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.

Backup Withholding

      Distributions made on the Regular Certificates, and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 28% (which rate is scheduled to increase to 31% after 2010) on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the trustee, its agent or the broker who effected the sale of the Regular Certificate, or such certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Certificates would be refunded by the IRS or allowed as a credit against the Regular Certificateholder's federal income tax liability. Investors are urged to contact their own tax advisors regarding the application to them of backup withholding and information reporting.

Reporting Requirements

      Reports of accrued interest, original issue discount and information necessary to compute the accrual of any market discount on the Regular Certificates will be made annually to the IRS and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Service Publication 938 with respect to a particular series of Regular Certificates. Holders through nominees must request such information from the nominee.

      The Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Certificateholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

      Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Certificateholders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the IRS concerning Code Section 67 expenses (see "Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Certificateholders, furnished annually to holders of Regular Certificates, and filed annually with the IRS concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Status of REMIC Certificates."


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                         FEDERAL INCOME TAX CONSEQUENCES
             FOR CERTIFICATES AS TO WHICH NO REMIC ELECTION IS MADE

Standard Certificates

      General

      In the event that no election is made to treat a trust fund (or a segregated pool of assets therein) with respect to a series of certificates that are not designated as "Stripped Certificates," as described below, as a REMIC (Certificates of such a series hereinafter referred to as "Standard Certificates"), in the opinion of Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, counsel to the depositor, the trust fund will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i). Where there is no fixed retained yield with respect to the mortgage loans underlying the Standard Certificates, the holder of each such Standard Certificate (a "Standard Certificateholder") in such series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the trust fund represented by its Standard Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the mortgage loans, subject to the discussion below under "Recharacterization of Servicing Fees." Accordingly, the holder of a Standard Certificate of a particular series will be required to report on its federal income tax return its pro rata share of the entire income from the mortgage loans represented by its Standard Certificate, including interest at the coupon rate on such mortgage loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the master servicer, in accordance with such Standard Certificateholder's method of accounting. A Standard Certificateholder generally will be able to deduct its share of the servicing fee and all administrative and other expenses of the trust fund in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that trust fund. However, investors who are individuals, estates or trusts who own Standard Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for the servicing fee and all such administrative and other expenses of the trust fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over a threshold amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. These limitations will be phased out over the period 2006--2010. As a result, such investors holding Standard Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Standard Certificates with respect to interest at the pass-through rate on such Standard Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the mortgage loans underlying a series of Standard Certificates or where the servicing fee is in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "Stripped Certificates" and "Recharacterization of Servicing Fees," respectively.

      Tax Status

      Standard Certificates will have the following status for federal income tax purposes:

      1. A Standard Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the mortgage loans represented by that Standard Certificate is of the type described in such section of the Code.

      2. A Standard Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(B) to the extent that the assets of the related trust fund consist


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of qualified assets, and interest income on such assets will be considered
"interest on obligations secured by mortgages on real property" to such extent within the meaning of Code Section 856(c)(3)(B).

      3. A Standard Certificate owned by a REMIC will be considered to represent an "obligation . . . which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related trust fund consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).

      Premium and Discount

      Standard Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Standard Certificates or thereafter.

      Premium. The treatment of premium incurred upon the purchase of a Standard Certificate will be determined generally as described above under "Certain Federal Income Tax Consequences for REMIC Certificates -- Taxation of Residual Certificates -- Treatment of Certain Items of REMIC Income and Expense -- Premium."

      Original Issue Discount. The original issue discount rules will be applicable to a Standard Certificateholder's interest in those mortgage loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, including a payment of points currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser rates" on the mortgage loans.

      Original issue discount must generally be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. Unless indicated otherwise in the applicable prospectus supplement, no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such mortgage loans acquired by a Standard Certificateholder are purchased at a price equal to the then unpaid principal amount of such mortgage loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such mortgage loans (i.e., points) will be includible by such holder.

      Market Discount. Standard Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the mortgage loans will be determined and will be reported as ordinary income generally in the manner described above under "Certain Federal Income Tax Consequences for REMIC Certificates -- Taxation of Regular Certificates -- Market Discount," except that the ratable accrual methods described therein will not apply and it is unclear whether a Prepayment Assumption would apply. Rather, the holder will accrue market discount pro rata over the life of the mortgage loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable prospectus supplement, no prepayment assumption will be assumed for purposes of such accrual.

      Recharacterization of Servicing Fees

      If the servicing fee paid to the master servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Standard Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the mortgage loans would be increased. Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the mortgage loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable


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

and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

      Accordingly, if the IRS' approach is upheld, a servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the mortgage loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such mortgage loans as "stripped coupons" and "stripped bonds." Subject to the de minimis rule discussed below under "-- Stripped Certificates," each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Standard Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Standard Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the mortgage loans the ownership of which is attributed to the master servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Standard Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See "Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

      Sale or Exchange of Standard Certificates

      Upon sale or exchange of a Standard Certificate, a Standard Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the mortgage loans and the other assets represented by the Standard Certificate. In general, the aggregate adjusted basis will equal the Standard Certificateholder's cost for the Standard Certificate, increased by the amount of any income previously reported with respect to the Standard Certificate and decreased by the amount of any losses previously reported with respect to the Standard Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any mortgage loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Standard Certificate was held as a capital asset. However, gain on the sale of a Standard Certificate will be treated as ordinary income:

      o if a Standard Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Standard Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction; or

      o in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates.

      Capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate than ordinary income of such taxpayers for property held for more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

Stripped Certificates

      General

      Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, certificates that are subject to those rules will be referred to as "Stripped Certificates." Stripped Certificates include interest-only certificates entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal and principal-only certificates entitled to


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

distributions of principal, with disproportionately small, nominal or no distributions of interest as to which no REMIC election is made.

      The certificates will be subject to those rules if:

      o the depositor or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the mortgage loans;

      o the master servicer is treated as having an ownership interest in the mortgage loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the mortgage loans (see "Standard Certificates -- Recharacterization of Servicing Fees" above); and

      o certificates are issued in two or more classes or subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the mortgage loans.

      In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each mortgage loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each mortgage loan, including the Stripped Certificate's allocable share of the servicing fees paid to the master servicer, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under "Standard Certificates -- Recharacterization of Servicing Fees." Although not free from doubt, for purposes of reporting to Stripped Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each class (or subclass) of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "Standard Certificates -- General," subject to the limitation described therein. Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a mortgage pool containing variable-rate mortgage loans:

      o     the trust fund will be treated as a grantor trust under subpart E,
            Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i); and

      o unless otherwise specified in the related prospectus supplement, each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition.

      This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. While under Code
Section 1286 computations with respect to Stripped Certificates arguably should be made in one of the ways described below under "Taxation of Stripped Certificates -- Possible Alternative Characterizations," the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument for original issue discount purposes. The Pooling Agreement requires that the trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

      Furthermore, Treasury regulations issued December 28, 1992 provide for the treatment of a Stripped Certificate as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or, presumably, at a premium. This treatment suggests that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the OID Regulations. Further, these final regulations provide that the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount if either:

      o the initial discount with respect to the Stripped Certificate was treated as zero under the de minimis rule; or


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

      o no more than 100 basis points in excess of reasonable servicing is stripped off the related mortgage loans.

      Any such market discount would be reportable as described under "Certain Federal Income Tax Consequences for REMIC Certificates -- Taxation of Regular Certificates -- Market Discount," without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.

      Status of Stripped Certificates

      No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the mortgage loans. Although the issue is not free from doubt, Stripped Certificates owned by applicable holders should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(B), "obligation[s] principally secured by an interest in real property" within the meaning of Code
Section 860G(a)(3)(A), and "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the mortgage loans and interest on such mortgage loans qualify for such treatment.

      Taxation of Stripped Certificates

      Original Issue Discount. Except as described above under "General," each Stripped Certificate may be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "Federal Income Tax Consequences for REMIC Certificates -- Taxation of Regular Certificates -- Original Issue Discount" and "-- Variable Rate Regular Certificates." However, with the apparent exception of a Stripped Certificate qualifying as a market discount obligation, as described above under "General," the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments, other than qualified stated interest to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption.

      If the mortgage loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each mortgage loan represented by such Stripped Certificateholder's Stripped Certificate. It is unclear under what circumstances, if any, the prepayment of mortgage loans or MBS will give rise to a loss to the holder of a Stripped Certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS. Holders of Stripped Certificates are urged to consult with their own tax advisors regarding the proper treatment of these certificates for federal income tax purposes.

      As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the mortgage loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of


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income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.

      In light of the application of Section 1286 of the Code, a beneficial owner of a Stripped Certificate generally will be required to compute accruals of original issue discount based on its yield, possibly taking into account its own Prepayment Assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these Stripped Certificates, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of original issue discount for these certificates. Prospective investors therefore should be aware that the timing of accruals of original issue discount applicable to a Stripped Certificate generally will be different than that reported to holders and the IRS. You should consult your own tax advisor regarding your obligation to compute and include in income the correct amount of original issue discount accruals and any possible tax consequences for failure to do so.

      Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates -- Taxation of Regular Certificates -- Sale or Exchange of Regular Certificates." It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

      Purchase of More Than One Class of Stripped Certificates. Where an investor purchases more than one class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

      Possible Alternative Characterizations. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of:

      o one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each mortgage loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each mortgage loan;

      o as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each mortgage loan; or

      o a separate installment obligation for each mortgage loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each mortgage loan to the extent that such Stripped Certificate, or classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such mortgage loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

      Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.


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Reporting Requirements and Backup Withholding

      The trustee will furnish, within a reasonable time after the end of each calendar year, to each Standard Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the trustee deems to be necessary or desirable to enable such certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on certificates held by persons other than certificateholders exempted from the reporting requirements. The amounts required to be reported by the trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a certificateholder, other than an original certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable prospectus supplement, such reporting will be based upon a representative initial offering price of each class of Stripped Certificates. The trustee will also file such original issue discount information with the IRS. If a certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 28% (which rate is scheduled to increase to 31% after 2010) backup withholding may be required in respect of any reportable payments, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates -- Backup Withholding."

      On June 20, 2002, the IRS published proposed regulations which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts" that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an entity classified as a "trust" under Treasury regulation Section 301.7701-4(c), in which any interest is held by a middleman, which includes, but is not limited to:

      o     a custodian of a person's account;

      o     a nominee; and

      o     a broker holding an interest for a customer in "street name."

      These regulations were proposed to be effective beginning January 1, 2004, but such date has passed and the regulations have not been finalized. It is unclear when, or if, these regulations will become final.

Taxation of Certain Foreign Investors

      To the extent that a certificate evidences ownership in mortgage loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Standard Certificateholder or Stripped Certificateholder on the sale or exchange of such a certificate also will be subject to federal income tax at the same rate.

      Treasury regulations provide that interest or original issue discount paid by the trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in mortgage loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "Certain Federal Income Tax Consequences for REMIC Certificates -- Taxation of Certain Foreign Investors -- Regular Certificates."

Reportable Transactions

      Any holder of an offered certificate that reports any item or items of income, gain, expense, or loss in respect of a security for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the offered certificates.

                     STATE, LOCAL AND OTHER TAX CONSEQUENCES

      In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the offered certificates. State and local tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                          CERTAIN ERISA CONSIDERATIONS

General

      Sections 404 and 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), impose certain fiduciary requirements and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ("ERISA Plans") and on certain other arrangements, including bank collective investment funds and insurance company general and separate accounts in which such ERISA Plans are invested. Section 4975 of the Code imposes essentially the same prohibited transaction restrictions on tax-qualified retirement plans described in Section 401(a) of the Code and on Individual Retirement Accounts described in Section 408 of the Code (collectively, "Tax Favored Plans").

      Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) (collectively with ERISA Plans and Tax-Favored plans, "Plans") are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in offered certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law ("Similar Law"). Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code is subject to the prohibited transaction rules set forth in
Section 503 of the Code.

      ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest" within the meaning of ERISA and "disqualified persons" within the meaning of the Code; collectively, "Parties in Interest") who have certain specified relationships to the Plan, unless a statutory, regulatory or administrative exemption is available with respect to any such transaction. Pursuant to Section 4975 of the Code, certain Parties in Interest to a prohibited transaction may be subject to a nondeductible 15% per annum excise tax on the amount involved in such transaction, which excise tax increases to 100% if the Party in Interest involved in the transaction does not correct such transaction during the taxable period. In addition, such Party in Interest may be subject to a penalty imposed pursuant to Section 502(i) of ERISA. The United States Department of Labor ("DOL") and participants, beneficiaries and fiduciaries of ERISA Plans may generally enforce violations of ERISA, including the prohibited transaction provisions. If the prohibited transaction amounts to a breach of fiduciary responsibility under ERISA, a 20% civil penalty may be imposed on the fiduciary or other person participating in the breach.

Plan Asset Regulations

      Certain transactions involving the trust fund, including a Plan's investment in offered certificates, might be deemed to constitute prohibited transactions under ERISA, the Code or Similar Law if the underlying Mortgage Assets and other assets included in a related trust fund are deemed to be assets of such Plan. Section 2510.3-101 of the DOL regulations (the "Plan Asset Regulations") defines the term "Plan Assets" for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code. Under the Plan Asset Regulations, generally, when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable here apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., ERISA Plans and certain employee benefit plans not subject to ERISA) is not "significant," both as defined therein. For this purpose, in general, equity participation by benefit plan investors will be "significant" on


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any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. Equity participation in a trust fund will be significant on any date if immediately after the most recent acquisition of any certificate, 25% or more of any class of certificates is held by benefit plan investors.

      The prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may apply to a trust fund and cause the depositor, the master servicer, any special servicer, any sub-servicer, any manager, the trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof to be considered or become Parties in Interest with respect to an investing Plan (or of a Plan holding an interest in an investing entity). If so, the acquisition or holding of certificates by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA, the Code or Similar Law, unless some statutory, regulatory or administrative exemption is available. Certificates acquired by a Plan may be assets of that Plan. Under the Plan Asset Regulations, the trust fund, including the mortgage assets and the other assets held in the trust fund, may also be deemed to be Plan Assets of each Plan that acquires certificates. Special caution should be exercised before Plan Assets are used to acquire a certificate in such circumstances, especially if, with respect to such assets, the depositor, the master servicer, any special servicer, any sub-servicer, any manager, the trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either:

      o has investment discretion with respect to the investment of Plan Assets; or

      o has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan Assets.

      Any person who has discretionary authority or control respecting the management or disposition of Plan Assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the mortgage assets and other assets included in a trust fund constitute Plan Assets, then any party exercising management or discretionary control regarding those assets, such as the master servicer, any special servicer, any sub-servicer, the trustee, the obligor under any credit enhancement mechanism, or certain affiliates thereof may be deemed to be a Plan "fiduciary" and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the investing Plan. In addition, if the mortgage assets and other assets included in a trust fund constitute Plan Assets, the purchase of certificates by a Plan, as well as the operation of the trust fund, may constitute or involve a prohibited transaction under ERISA or the Code.

      The Plan Asset Regulations provide that where a Plan acquires a "guaranteed governmental mortgage pool certificate," the Plan's assets include such certificate but do not solely by reason of the Plan's holdings of such certificate include any of the mortgages underlying such certificate. The Plan Asset Regulations include in the definition of a "guaranteed governmental mortgage pool certificate" FHLMC Certificates, GNMA Certificates, FNMA Certificates and FAMC Certificates. Accordingly, even if such MBS included in a trust fund were deemed to be assets of Plan investors, the mortgages underlying such MBS would not be treated as assets of such Plans. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulations. Potential Plan investors should consult their counsel and review the ERISA discussion in the related prospectus supplement before purchasing any such certificates.

Prohibited Transaction Exemptions

      The DOL granted an individual exemption, DOL Final Authorization Number 97-03E, as amended by Prohibited Transaction Exemption 97-34, Prohibited Transaction Exemption 2000-58 and Prohibited Transaction Exemption 2002-41 (the "Exemption"), to Deutsche Bank Securities, Inc. ("DBSI") which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to
Section 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools and the initial purchase, holding and subsequent resale of mortgage pass-through certificates underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "Certain ERISA Considerations," the term "Underwriter"


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

shall include (a) DBSI, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with DBSI and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to a class of certificates.

      The Exemption sets forth five general conditions which must be satisfied for the Exemption to apply. The conditions are as follows:

      first, the acquisition of certificates by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

      second, the certificates at the time of acquisition by a Plan or with Plan Assets must be rated in one of the four highest generic rating categories by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch, Inc. (collectively, the "Exemption Rating Agencies");

      third, the trustee cannot be an affiliate of any member of the Restricted Group, other than an Underwriter; the "Restricted Group" consists of any Underwriter, the depositor, the trustee, the master servicer, any sub-servicer, any party that is considered a "sponsor" within the meaning of the Exemption and any obligor with respect to assets included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust fund as of the date of initial issuance of the certificates;

      fourth, the sum of all payments made to and retained by the Underwriter(s) must represent not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the depositor pursuant to the assignment of the assets to the related trust fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the master servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the related Pooling Agreement and reimbursement of such person's reasonable expenses in connection therewith; and

      fifth, the Exemption states that the investing Plan or Plan Asset investor must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended.

      The Exemption also requires that the trust fund meet the following requirements:

      o the trust fund must consist solely of assets of the type that have been included in other investment pools;

      o certificates evidencing interests in such other investment pools must have been rated in one of the four highest categories of one of the Exemption Rating Agencies for at least one year prior to the acquisition of certificates by or on behalf of a Plan or with Plan Assets; and

      o certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any acquisition of certificates by or on behalf of a Plan or with Plan Assets.

      A fiduciary of a Plan or any person investing Plan Assets intending to purchase a certificate must make its own determination that the conditions set forth above will be satisfied with respect to such certificate.

      If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of certificates by a Plan or with Plan Assets. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes of the certificates, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

      If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code, in connection with:

      o the direct or indirect sale, exchange or transfer of certificates in the initial issuance of certificates between the depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan Assets in the certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the trust fund or (b) an affiliate of such a person;

      o the direct or indirect acquisition or disposition in the secondary market of certificates by a Plan; and

      o     the holding of certificates by a Plan or with Plan Assets.

      Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407 of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the trust fund. The depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code) for transactions in connection with the servicing, management and operation of the trust fund, provided that the general conditions of the Exemption are satisfied.

      The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of certificates.

      Because the exemptive relief afforded by the Exemption (or any similar exemption that might be available) will not apply to the purchase, sale or holding of certain certificates, such as Residual Certificates or any certificates ("ERISA Restricted Certificates") which are not rated in one of the four highest generic rating categories by at least one of the Exemption Rating Agencies, transfers of such certificates to a Plan, to a trustee or other person acting on behalf of any Plan, or to any other person investing Plan Assets to effect such acquisition will not be registered by the trustee unless the transferee provides the depositor, the trustee and the master servicer with an opinion of counsel satisfactory to the depositor, the trustee and the master servicer, which opinion will not be at the expense of the depositor, the trustee or the master servicer, that the purchase of such certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in any nonexempt prohibited transaction under ERISA or Section 4975 of the Code or Similar Law and will not subject the depositor, the trustee or the master servicer to any obligation in addition to those undertaken in the Agreement.

      In lieu of such opinion of counsel with respect to ERISA Restricted Certificates, the transferee may provide a certification substantially to the effect that the purchase of ERISA Restricted Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in any nonexempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the depositor, the trustee or the master servicer to any obligation in addition to those undertaken in the Pooling Agreement and the following conditions are satisfied:

      o the transferee is an insurance company and the source of funds used to purchase such ERISA Restricted Certificates is an "insurance company general account" (as such term is defined in PTCE 95-60); and

      o the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied; and

      o there is no Plan with respect to which the amount of such general account's reserves and for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such ERISA Restricted Certificates.


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

      The purchaser or any transferee of any interest in an ERISA Restricted Certificate or Residual Certificate that is not a definitive certificate, by the act of purchasing such certificate, shall be deemed to represent that it is not a Plan or directly or indirectly purchasing such certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan. The ERISA Restricted Certificates and Residual Certificates will contain a legend describing such restrictions on transfer and the Pooling Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void.

      There can be no assurance that any DOL exemption will apply with respect to any particular Plan that acquires the certificates or, even if all the conditions specified therein were satisfied, that any such exemption would apply to all transactions involving the trust fund. Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA, the Code and Similar Law and the potential consequences to their specific circumstances prior to making an investment in the certificates. Neither the depositor, the trustee, the master servicer nor any of their respective affiliates will make any representation to the effect that the certificates satisfy all legal requirements with respect to the investment therein by Plans generally or any particular Plan or to the effect that the certificates are an appropriate investment for Plans generally or any particular Plan.

      Before purchasing a certificate (other than an ERISA Restricted Certificate, Residual Certificate or any certificate which is not rated in one of the four highest generic rating categories by at least one of the Exemption Rating Agencies), a fiduciary of a Plan should itself confirm that (a) all the specific and general conditions set forth in the Exemption would be satisfied and (b) the certificate constitutes a "certificate" for purposes of the Exemption. In addition, a Plan fiduciary should consider its general fiduciary obligations under ERISA in determining whether to purchase a certificate on behalf of a Plan. Finally, a Plan fiduciary should consider the fact that the DOL, in granting the Exemption, may not have had under its consideration interests in pools of the exact nature of some of the certificates described herein.

Tax Exempt Investors

      A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences -- Federal Income Tax Consequences for REMIC Certificates -- Taxation of Residual Certificates -- Limitations on Offset or Exemption of REMIC Income."

                                LEGAL INVESTMENT

      If so specified in the related prospectus supplement, certain classes of certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). Generally, the only classes of certificates that qualify as "mortgage related securities" will be those that:

      o are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and

      o are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate.

      The appropriate characterization of those certificates not qualifying as "mortgage related securities" for purposes of SMMEA ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

      Those classes of certificates qualifying as "mortgage related securities," will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

      Under SMMEA, a number of states enacted legislation, on or prior to the October 3, 1991 cutoff for those enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates satisfying the rating and qualified originator requirements for "mortgage related securities, " but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in such types of certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in certificates qualifying as "mortgage related securities" only to the extent provided in such legislation.

      SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. Section 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities, " defined in 12 C.F.R. Section 1.2(m) to include certain "residential mortgage-related securities" and "commercial mortgage-related securities." As so defined, "residential mortgage-related security" and "commercial mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of offered certificates will qualify as "commercial mortgage-related securities, " and thus as "Type IV securities," for investment by national banks. The National Credit Union Administration (the "NCUA") has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities," other than stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, (unless the credit union complies with the requirements of 12 C.F.R. Section 70316(e) for investing in those securities), subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's "investment pilot program" under 12 C.F.R. Section 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. Section 742.4(b)(2). The Office of Thrift Supervision (the "OTS") has issued Thrift Bulletin 13a (December 1, 1998), "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the certificates.

      All depository institutions considering an investment in the certificates should review the "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal Financial Institutions Examination Council, which has been adopted by the Board of Governors of the

Federal Reserve System, the OCC, the Federal Deposit Insurance Corporation and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks (including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

      Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any certificates, as certain series or classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest-bearing" or "income-paying," and, with regard to any certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

      Except as to the status of certain classes of offered certificates as "mortgage related securities," no representations are made as to the proper characterization of the certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of the certificates.

      Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the certificates constitute legal investments or are subject to investment, capital, or other restrictions and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                                 USE OF PROCEEDS

      The net proceeds to be received from the sale of the certificates of any series will be applied by the depositor to the purchase of the assets of the trust fund or will be used by the depositor to cover expenses related thereto. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of mortgage assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                             METHOD OF DISTRIBUTION

      The certificates offered hereby and by the related prospectus supplements will be offered in series through one or more of the methods described below. The prospectus supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the depositor from such sale.

      The depositor intends that offered certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. Such methods are as follows:

            1. By negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related prospectus supplement;

            2. By placements by the depositor with institutional investors through dealers; and

            3. By direct placements by the depositor with institutional investors.

      In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the related mortgage assets that would comprise the trust fund for such certificates.

      If underwriters are used in a sale of any offered certificates (other than in connection with an underwriting on a best efforts basis), such certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be set forth on the cover of the prospectus supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such prospectus supplement.

      In connection with the sale of offered certificates, underwriters may receive compensation from the depositor or from purchasers of the offered certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the offered certificates may be deemed to be underwriters in connection with such certificates, and any discounts or commissions received by them from the depositor and any profit on the resale of offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

      It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the depositor will indemnify the several underwriters and the underwriters will indemnify the depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

      The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the depositor and purchasers of offered certificates of such series.

      The depositor anticipates that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

      All or part of any class of offered certificates may be acquired by the depositor or by an affiliate of the depositor in a secondary market transaction or from an affiliate. Such offered certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of certificates offered pursuant to this prospectus and a prospectus supplement.

      As to any series of certificates, only those classes rated in an investment grade rating category by any nationally recognized rating agency will be offered hereby. Any unrated class may be initially retained by the depositor, and may be sold by the depositor at any time to one or institutional investors.

      If and to the extent required by applicable law or regulation, this prospectus will be used by the Underwriter in connection with offers and sales related to market-making transactions in the offered certificates with respect to which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sales.

                                  LEGAL MATTERS

      Unless otherwise specified in the related prospectus supplement, certain legal matters in connection with the certificates of each series, including certain federal income tax consequences, will be passed upon for the depositor by Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP.

                              FINANCIAL INFORMATION

      A new trust fund will be formed with respect to each series of certificates, and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates. Accordingly, no financial statements with respect to any trust fund will be included in this Prospectus or in the related prospectus supplement. The depositor has determined that its financial statements will not be material to the offering of any offered certificates.

                                     RATING

      It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one nationally recognized rating agency.

      Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of interest-only might, in extreme cases fail to recoup their initial investments. Furthermore, ratings on mortgage pass-through certificates do not address the price of such certificates or the suitability of such certificates to the investor.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                             INDEX OF DEFINED TERMS

1986 Act..........................78
1998 Policy Statement............108        Lock-out Date.....................27
Accrual Certificates..............37        Lock-out Period...................27
Accrued Certificate Interest......37        MBS...............................23
Act...............................70        MBS Agreement.....................28
ADA...............................73        MBS Issuer........................28
affiliate........................106        MBS Servicer......................28
ARM Loans.........................27        MBS Trustee.......................28
Available Distribution Amount.....36        NCUA.............................108
Bankruptcy Code...................67        Net Leases........................25
Book-Entry Certificates...........36        Net Operating Income..............25
Cash Flow Agreement...............30        Nonrecoverable Advance............39
Certificate Account...............29        Non-U.S. Person...................94
Certificate Balance...............38        OCC..............................108
Certificate Owner.................42        OID Regulations...................78
Code..............................75        OTS..............................108
Companion Class...................38        Parties in Interest..............103
Controlled Amortization Class.....38        Pass-Through Entity...............88
CPR...............................33        Percentage Interest...............37
Credit Support....................30        Permitted Investments.............49
Cut-off Date......................38        Plan Asset Regulations...........103
DBSI.............................104        Plan Assets......................103
Debt Service Coverage Ratio.......25        Plans............................103
Definitive Certificates...........36        Pooling Agreement.................44
Determination Date............31, 36        Prepayment Assumption.............79
Disqualified Organization.........88        Prepayment Interest Shortfall.....31
Distribution Date Statement.......40        Prepayment Premium................27
DOL..............................103        Purchase Price....................45
DTC...............................42        Record Date.......................36
DTC Participants..................42        Regular Certificateholder.........78
Due Period........................31        Regular Certificates..............75
due-on-sale.......................66        Related Proceeds..................39
electing large partnership........88        Relief Act........................73
Equity Participation..............27        REMIC.............................75
ERISA............................103        REMIC Certificates................75
ERISA Plans......................103        REMIC Pool........................75
ERISA Restricted Certificates....106        REMIC Regulations.................75
Events of Default.................56        REO Property......................47
Excess Funds......................35        Residual Certificateholders.......84
excess servicing..................97        Residual Certificates.............75
Exemption........................104        Service...........................77
Exemption Rating Agencies........105        Similar Law......................103
FAMC..............................28        SMMEA............................107
FHLMC.............................28        SPA...............................33
Financial Intermediary............42        Standard Certificateholder........96
FNMA..............................28        Standard Certificates.............96
Garn Act..........................72        Stripped Certificateholder.......100
GNMA..............................28        Stripped Certificates.............96
Insurance Proceeds................49        Tax Exempt Investor..............107
IRS...............................52        Tax Favored Plans................103
Letter of Credit Bank.............62        Title V...........................73
Liquidation Proceeds..............49        Treasury..........................75
Loan-to-Value Ratio...............25        U.S. Person.......................90

UBTI.............................107        Value.............................26
UCC...............................64        Voting Rights.....................41
Underwriter......................104        Warranting Party..................46

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

      The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below.


      Filing Fee for Registration Statement ..............   $1,647,800**
      Legal Fees and Expenses ............................      200,000
      Accounting Fees and Expenses .......................       40,000
      Trustee's Fees and Expenses (including counsel fees)       25,000
      Blue Sky Fees and Expenses .........................        3,000
      Printing and Engraving Fees ........................       50,000
      Rating Agency Fees .................................       60,000
      Miscellaneous ......................................       35,000

      Total ..............................................   $2,060,800*

---------------
* All amounts except the Filing Fee are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of a single series of Certificates in an aggregate principal amount assumed for these purposes to be equal to $100,000,000 of Certificates registered hereby.
** Includes $117.70 previously paid in connection with this Registration Statement.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Each Pooling Agreement will provide that a director, officer, employee or agent of the Registrant is entitled to be indemnified and held harmless by the related trust fund against any loss, liability or expense incurred in connection with any claim or legal action relating to such Pooling Agreement and related Certificates other than any loss, liability or expense incurred by reason of willful misconduct, bad faith, fraud or negligence in the performance of duties under such Pooling Agreement or negligent disregard of obligations and duties under such Pooling Agreement.

      Any underwriters who execute an Underwriting Agreement in the form filed as Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement, and each person who controls the Registrant, against certain liabilities which might arise under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") from certain information furnished to the Registrant by or on behalf of such indemnifying party.

      Any purchase agreement pursuant to which the Registrant acquires mortgage assets for inclusion in a trust fund may provide under certain circumstances that each officer and director and certain controlling persons of the Registrant, are entitled to be indemnified by the seller of such mortgage assets or an affiliate against certain liabilities, including liabilities under the Securities Act and the Exchange Act, relating to such mortgage assets.

      Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe the person's conduct was unlawful.

      Subsection (b) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      Section 145 of the General Corporation Law of Delaware further provides that (i) to the extent a present or former director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith;
(ii) that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and (iii) empowers the corporation to purchase and maintain insurance on behalf of a person servicing in the capacities set forth above against any liability asserted against such person or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145.

      The Amended and Restated By-Laws of the Registrant provide that the Registrant shall, to the fullest extent permitted by applicable law, indemnify any director or officer (and any of their heirs, executors and administrators) who was or is made, or threatened to be made, a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including an action by or in the right of the Registrant to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement, and costs, charges and expenses, including attorneys' fees, incurred therein or in any appeal thereof.

ITEM 16. EXHIBITS.

1.1   Form of Underwriting Agreement.*
3.1   Amended and Restated Certificate of Incorporation of the Company.**
3.2   Amended and Restated By-Laws of the Company.**
4.1   Form of Pooling and Servicing Agreement.*
5.1 Opinion of Cadwalader, Wickersham & Taft LLP with respect to the legality of the Certificates.
5.2 Opinion of Latham & Watkins LLP with respect to the legality of the Certificates.
8.1 Opinion of Cadwalader, Wickersham & Taft LLP with respect to certain tax matters (included in Exhibit 5.1).
8.2   Opinion of Latham & Watkins LLP with respect to certain tax matters.
23.1  Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibit 5.1).
23.2  Consent of Latham & Watkins LLP (included in Exhibit 5.2 and Exhibit 8.2).
24.1  Power of Attorney.***

* Incorporated by reference to Registration Statement No. 333-04272, as previously filed by the Registrant on Form S-3.
** Incorporated by reference to Registration Statement No. 333-112636, as previously filed by the Registrant on Form S-3.
***   Previously filed.

ITEM 17. UNDERTAKINGS.

A. Undertakings Pursuant to Rule 415.

The undersigned Registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

            (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

            (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

            provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or
      Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Undertaking In Respect of Incorporation by Reference.

      The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Undertaking In Respect of Equity Offerings of Nonreporting Registrants.

      The undersigned Registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

D. Undertaking in Respect of Indemnification.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

E. Undertaking Pursuant to Rule 430A

The undersigned Registrant hereby undertakes that:

      (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

      (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it (i) has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, (ii) reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and (iii) has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York on the 30th day of June, 2005.



                                            DEUTSCHE MORTGAGE & ASSET
                                            RECEIVING CORPORATION



                                            By: /s/ Helaine Kaplan
                                               ---------------------------------
                                            Helaine Kaplan
                                            President



                                            By: /s/ John Griffin
                                               ---------------------------------
                                            John Griffin
                                            Vice President, Treasurer and Chief
                                            Financial Officer

      Pursuant to the requirements of the Securities Act, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                  Title                     Date
-----------------------------   -----------------------------   -------------

/s/ Helaine Kaplan              President                       June 30, 2005
-----------------------------
Helaine Kaplan

/s/ John Griffin                Vice President, Treasurer and   June 30, 2005
-----------------------------   Chief Financial Officer
John Griffin

*                               Director                        June 30, 2005
-----------------------------
Tobin Cobb

*                               Director                        June 30, 2005
-----------------------------
Kenneth B. Dickey

*                               Director                        June 30, 2005
-----------------------------
Joseph J. Rice

/s/ Eric Schwartz               Director                        June 30, 2005
-----------------------------
Eric Schwartz



/s/ Helaine Kaplan
-------------------------------------
* Helaine Kaplan, as Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION OF EXHIBIT

1.1           Form of Underwriting Agreement.*
3.1           Amended and Restated Certificate of Incorporation of the
              Company.**
3.2           Amended and Restated By-Laws of the Company.**
4.1           Form of Pooling and Servicing Agreement.*
5.1 Opinion of Cadwalader, Wickersham & Taft LLP with respect to the legality of the Certificates.
5.2 Opinion of Latham & Watkins LLP with respect to the legality of the Certificates.
8.1 Opinion of Cadwalader, Wickersham & Taft LLP with respect to certain tax matters (included in Exhibit 5.1).
8.2 Opinion of Latham & Watkins LLP with respect to certain tax matters.
23.1          Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibit
              5.1).
23.2          Consent of Latham & Watkins LLP (included in Exhibit 5.2 and
              Exhibit 8.2).
24.1          Power of Attorney.***

* Incorporated by reference to Registration Statement No. 333-04272, as previously filed by the Registrant on Form S-3.
** Incorporated by reference to Registration Statement No. 333-112636, as previously filed by the Registrant on Form S-3.
***   Previously filed.